REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

CMFG Life Insurance Company and

Contract Owners of CMFG Variable Annuity Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of CMFG Variable Annuity Account (the “Account”) listed in Appendix A, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A, and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the Account’s fund managers and when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/S/ DELOITTE & TOUCHE LLP

Chicago, Illinois

February 26, 2021

We have served as the auditor of CMFG Variable Annuity Account since 2004.

CMFG Variable Annuity Account	Appendix A

Subaccount	Statement of Assets and Liabilities As of	Statement of Operations For The	Statement Of Changes in Net Assets For the	Financial Highlights For The

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Income VIP Fund, Class 4, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Growth and Income, Series II Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco V.I. Discovery Mid Cap Growth, Series II Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Service Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Invesco Oppenheimer V.I. Main Street Fund, Service Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
MFS® Strategic Income Portfolio, Initial Class, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
PIMCO Commodity - RealReturn® Strategy Portfolio, Advisor Class, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
PIMCO Total Return Portfolio, Advisor Class, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Core Bond Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Conservative Allocation Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Diversified Income Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Foundation Account, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Foundation Account, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series High Income Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

CMFG Variable Annuity Account	Appendix A (Continued)

Subaccount	Statement of Assets and Liabilities As of	Statement of Operations For The	Statement Of Changes in Net Assets For the	Financial Highlights For The
Ultra Series High Income Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series International Stock Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series International Stock Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Large Cap Growth Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Large Cap Value Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Mid Cap Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Ultra Series Moderate Allocation Fund, Class II, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020
Vanguard VIF Money Market Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 And Period from February 12, 2016* To December 31, 2016

* Date represents commencement of operations

CMFG Variable Annuity Account

Statements of Assets and Liabilities

As of December 31, 2020

	BlackRock Global Allocation V.I. Fund, Class III, Subaccount	Franklin Income VIP Fund, Class 4, Subaccount	Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	Templeton Developing Markets VIP Fund, Class 2, Subaccount

Assets
Investments in mutual funds at fair value	$14,777,953	$8,536,812	$5,374,201	$727,082
Total assets	14,777,953	8,536,812	5,374,201	727,082

Liabilities	—	—	—	—
Net assets	$14,777,953	$8,536,812	$5,374,201	$727,082

Net assets
Contracts in accumulation period	$14,777,953	$8,523,406	$5,363,492	$725,703
Contracts in annuitization period (note 2)	—	13,406	10,709	1,379
Total net assets	$14,777,953	$8,536,812	$5,374,201	$727,082

Number of shares outstanding	907,179	552,544	309,931	62,464
Net asset value per share	$16.29	$15.45	$17.34	$11.64
Cost of mutual fund shares	$13,104,817	$8,208,816	$5,865,463	$502,493

	Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	Invesco V.I. Growth and Income, Series II Shares, Subaccount	Invesco V.I. Discovery Mid Cap Growth, Series II Shares, Subaccount

Assets
Investments in mutual funds at fair value	$4,391,241	$10,867,687	$27,608,711	$6,818,349
Total assets	4,391,241	10,867,687	27,608,711	6,818,349

Liabilities	—	—	—	—
Net assets	$4,391,241	$10,867,687	$27,608,711	$6,818,349

Net assets
Contracts in accumulation period	$4,383,158	$10,857,489	$27,554,018	$6,815,311
Contracts in annuitization period (note 2)	8,083	10,198	54,693	3,038
Total net assets	$4,391,241	$10,867,687	$27,608,711	$6,818,349

Number of shares outstanding	306,437	911,719	1,476,402	69,540
Net asset value per share	$14.33	$11.92	$18.70	$98.05
Cost of mutual fund shares	$4,136,115	$10,857,020	$26,923,024	$4,622,674

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Assets and Liabilities (continued)

As of December 31, 2020

	Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	Invesco Oppenheimer V.I. Main Street Small Cap Fund®/VA, Service Shares, Subaccount	Invesco Oppenheimer V.I. Main Street Fund, Service Shares, Subaccount

Assets
Investments in mutual funds at fair value	$306,594	$13,872,741	$7,381,116	$13,975,012
Total assets	306,594	13,872,741	7,381,116	13,975,012

Liabilities	—	—	—	—
Net assets	$306,594	$13,872,741	$7,381,116	$13,975,012

Net assets
Contracts in accumulation period	$305,613	$13,846,659	$7,363,638	$13,968,500
Contracts in annuitization period (note 2)	981	26,082	17,478	6,512
Total net assets	$306,594	$13,872,741	$7,381,116	$13,975,012

Number of shares outstanding	63,346	4,563,402	274,289	473,729
Net asset value per share	$4.84	$3.04	$26.91	$29.50
Cost of mutual fund shares	$339,691	$8,973,847	$5,320,103	$11,449,210

	MFS® Strategic Income Portfolio, Initial Class, Subaccount	PIMCO Commodity - RealReturn® Strategy Portfolio, Advisor Class, Subaccount	PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	PIMCO Total Return Portfolio, Advisor Class, Subaccount

Assets
Investments in mutual funds at fair value	$539,144	$6,380,089	$12,903,258	$25,503,772
Total assets	539,144	6,380,089	12,903,258	25,503,772

Liabilities	—	—	—	—
Net assets	$539,144	$6,380,089	$12,903,258	$25,503,772

Net assets
Contracts in accumulation period	$536,789	$6,369,821	$12,884,513	$25,470,617
Contracts in annuitization period (note 2)	2,355	10,268	18,745	33,155
Total net assets	$539,144	$6,380,089	$12,903,258	$25,503,772

Number of shares outstanding	51,298	1,040,798	1,058,512	2,200,498
Net asset value per share	$10.51	$6.13	$12.19	$11.59
Cost of mutual fund shares	$511,960	$10,920,724	$13,468,646	$24,431,364

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Assets and Liabilities (continued)

As of December 31, 2020

	T. Rowe Price International Stock Portfolio, Subaccount	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Aggressive Allocation Fund, Class II, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$4,427,981	$6,415,536	$1,094,823	$42,184,931
Total assets	4,427,981	6,415,536	1,094,823	42,184,931

Liabilities	—	—	—	—
Net assets	$4,427,981	$6,415,536	$1,094,823	$42,184,931

Net assets
Contracts in accumulation period	$4,376,463	$6,362,948	$1,094,823	$42,003,266
Contracts in annuitization period (note 2)	51,518	52,588	—	181,665
Total net assets	$4,427,981	$6,415,536	$1,094,823	$42,184,931

Number of shares outstanding	259,249	732,409	125,312	4,096,460
Net asset value per share	$17.08	$8.76	$8.74	$10.30
Cost of mutual fund shares	$3,599,215	$6,843,368	$1,131,532	$41,890,773

	Ultra Series Core Bond Fund, Class II, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class II, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$10,169,829	$39,864,888	$19,406,326	$92,061,350
Total assets	10,169,829	39,864,888	19,406,326	92,061,350

Liabilities	—	—	—	—
Net assets	$10,169,829	$39,864,888	$19,406,326	$92,061,350

Net assets
Contracts in accumulation period	$10,041,895	$39,728,311	$19,406,326	$90,670,439
Contracts in annuitization period (note 2)	127,934	136,577	—	1,390,911
Total net assets	$10,169,829	$39,864,888	$19,406,326	$92,061,350

Number of shares outstanding	991,956	3,858,614	1,873,234	4,727,180
Net asset value per share	$10.25	$10.33	$10.36	$19.47
Cost of mutual fund shares	$10,096,621	$38,748,838	$18,645,037	$86,783,614

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Assets and Liabilities (continued)

As of December 31, 2020

	Ultra Series Diversified Income Fund, Class II, Subaccount	Ultra Series Foundation Account, Class I, Subaccount	Ultra Series Foundation Account, Class II, Subaccount	Ultra Series High Income Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$29,101,970	$325,161	$13,551,287	$13,085,948
Total assets	29,101,970	325,161	13,551,287	13,085,948

Liabilities	—	—	—	—
Net assets	$29,101,970	$325,161	$13,551,287	$13,085,948

Net assets
Contracts in accumulation period	$29,101,970	$325,161	$13,551,287	$12,993,339
Contracts in annuitization period (note 2)	—	—	—	92,609
Total net assets	$29,101,970	$325,161	$13,551,287	$13,085,948

Number of shares outstanding	1,509,892	31,575	1,321,780	1,587,889
Net asset value per share	$19.27	$10.30	$10.25	$8.24
Cost of mutual fund shares	$27,402,664	$324,432	$13,684,291	$14,471,388

	Ultra Series High Income Fund, Class II, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class II, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$3,693,388	$19,140,126	$8,919,323	$66,123,289
Total assets	3,693,388	19,140,126	8,919,323	66,123,289

Liabilities	—	—	—	—
Net assets	$3,693,388	$19,140,126	$8,919,323	$66,123,289

Net assets
Contracts in accumulation period	$3,691,990	$19,106,564	$8,894,704	$65,759,234
Contracts in annuitization period (note 2)	1,398	33,562	24,619	364,055
Total net assets	$3,693,388	$19,140,126	$8,919,323	$66,123,289

Number of shares outstanding	447,721	1,511,214	708,513	3,132,588
Net asset value per share	$8.25	$12.67	$12.59	$21.11
Cost of mutual fund shares	$4,021,613	$16,447,782	$7,016,081	$65,284,561

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Assets and Liabilities (continued)

As of December 31, 2020

	Ultra Series Large Cap Growth Fund, Class II, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class II, Subaccount	Ultra Series Mid Cap Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$15,900,381	$71,881,846	$3,388,090	$62,689,885
Total assets	15,900,381	71,881,846	3,388,090	62,689,885

Liabilities	—	—	—	—
Net assets	$15,900,381	$71,881,846	$3,388,090	$62,689,885

Net assets
Contracts in accumulation period	$15,861,380	$71,308,894	$3,388,090	$62,456,272
Contracts in annuitization period (note 2)	39,001	572,952	—	233,613
Total net assets	$15,900,381	$71,881,846	$3,388,090	$62,689,885

Number of shares outstanding	772,872	3,079,652	147,358	3,488,780
Net asset value per share	$20.57	$23.34	$22.99	$17.97
Cost of mutual fund shares	$16,021,258	$83,593,675	$3,689,487	$57,055,254

	Ultra Series Mid Cap Fund, Class II, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class II, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount

Assets
Investments in mutual funds at fair value	$7,069,252	$77,402,474	$18,045,659	$22,144,488
Total assets	7,069,252	77,402,474	18,045,659	22,144,488

Liabilities	—	—	—	—
Net assets	$7,069,252	$77,402,474	$18,045,659	$22,144,488

Net assets
Contracts in accumulation period	$7,044,916	$76,872,797	$18,045,659	$22,084,825
Contracts in annuitization period (note 2)	24,336	529,677	—	59,663
Total net assets	$7,069,252	$77,402,474	$18,045,659	$22,144,488

Number of shares outstanding	409,622	7,674,325	1,786,540	22,144,488
Net asset value per share	$17.26	$10.09	$10.10	$1.00
Cost of mutual fund shares	$6,421,669	$78,145,736	$17,500,918	$22,144,489

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations

For the Year Ended December 31, 2020

	BlackRock Global Allocation V.I. Fund, Class III, Subaccount	Franklin Income VIP Fund, Class 4, Subaccount	Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	Templeton Developing Markets VIP Fund, Class 2, Subaccount

Investment income (loss)
Dividend income	$168,975	$482,275	$110,103	$24,769
Mortality and expense charges (note 3)	(163,287)	(97,979)	(57,609)	(7,539)
Administrative charges	(23,288)	(12,174)	(7,739)	(905)
Net investment income (loss)	(17,600)	372,122	44,755	16,325

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	131,910	(41,746)	(225,957)	6,298
Realized gain distributions	842,023	6,944	93,317	15,544
Net realized gain (loss) on investments	973,933	(34,802)	(132,640)	21,842

Net change in unrealized appreciation (depreciation) on investments	1,513,674	(513,479)	(302,241)	57,443

Net increase (decrease) in net assets resulting from operations	$2,470,007	$(176,159)	$(390,126)	$95,610

	Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	Invesco V.I. Growth and Income, Series II Shares, Subaccount	Invesco V.I. Discovery Mid Cap Growth, Series II Shares, Subaccount

Investment income (loss)
Dividend income	$202,353	$246,487	$492,791	$—
Mortality and expense charges (note 3)	(49,313)	(133,663)	(280,605)	(72,146)
Administrative charges	(7,690)	(22,305)	(45,625)	(12,055)
Net investment income (loss)	145,350	90,519	166,561	(84,201)

Realized gain (loss) on sale of investments

Net realized gain (loss) on sale of fund shares	66,418	5,163	(322,461)	(481,258)
Realized gain distributions	123,293	—	415,985	1,772,092
Net realized gain (loss) on investments	189,711	5,163	93,524	1,290,834

Net change in unrealized appreciation (depreciation) on investments	(1,012,249)	436,513	(131,290)	838,635

Net increase (decrease) in net assets resulting from operations	$(677,188)	$532,195	$128,795	$2,045,268

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	Invesco Oppenheimer V.I. Main Street Small Cap Fund®/VA, Service Shares, Subaccount	Invesco Oppenheimer V.I. Main Street Fund, Service Shares, Subaccount

Investment income (loss)
Dividend income	$17,147	$79,402	$22,862	$150,937
Mortality and expense charges (note 3)	(3,715)	(148,169)	(72,501)	(153,521)
Administrative charges	(445)	(23,895)	(11,626)	(25,715)
Net investment income (loss)	12,987	(92,662)	(61,265)	(28,299)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(4,453)	742,129	150,830	431,754
Realized gain distributions	—	166,838	91,165	1,278,258
Net realized gain (loss) on investments	(4,453)	908,967	241,995	1,710,012

Net change in unrealized appreciation (depreciation) on investments	(3,906)	1,430,105	949,606	(247,256)

Net increase (decrease) in net assets resulting from operations	$4,628	$2,246,410	$1,130,336	$1,434,457

	MFS® Strategic Income Portfolio, Initial Class, Subaccount	PIMCO Commodity - RealReturn® Strategy Portfolio, Advisor Class, Subaccount	PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	PIMCO Total Return Portfolio, Advisor Class, Subaccount

Investment income (loss)
Dividend income	$19,490	$355,124	$312,644	$554,042
Mortality and expense charges (note 3)	(6,795)	(65,742)	(150,764)	(313,928)
Administrative charges	(815)	(10,354)	(23,706)	(44,308)
Net investment income (loss)	11,880	279,028	138,174	195,806

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	873	(764,018)	(313,727)	148,294
Realized gain distributions	—	—	—	309,818
Net realized gain (loss) on investments	873	(764,018)	(313,727)	458,112

Net change in unrealized appreciation (depreciation) on investments	26,751	481,429	1,198,878	1,241,656

Net increase (decrease) in net assets resulting from operations	$39,504	$(3,561)	$1,023,325	$1,895,574

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations (continued)

For the Year Ended December 31, 2020

	T. Rowe Price International Stock Portfolio, Subaccount	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Aggressive Allocation Fund, Class II, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$22,372	$84,251	$10,339	$1,116,684
Mortality and expense charges (note 3)	(49,449)	(78,282)	(12,560)	(522,766)
Administrative charges	(5,935)	(5,513)	(1,638)	(44,826)
Net investment income (loss)	(33,012)	456	(3,859)	549,092

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	44,568	(102,474)	(49,643)	129,367
Realized gain distributions	174,004	719,858	122,979	758,915
Net realized gain (loss) on investments	218,572	617,384	73,336	888,282

Net change in unrealized appreciation (depreciation) on investments	310,548	(131,609)	(23,892)	1,870,810

Net increase (decrease) in net assets resulting from operations	$496,108	$486,231	$45,585	$3,308,184

	Ultra Series Core Bond Fund, Class II, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class II, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$246,048	$812,237	$325,244	$1,888,737
Mortality and expense charges (note 3)	(127,967)	(478,847)	(238,614)	(1,058,341)
Administrative charges	(22,671)	(56,474)	(33,985)	(75,084)
Net investment income (loss)	95,410	276,916	52,645	755,312

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	3,148	374,590	244,238	63,300
Realized gain distributions	185,029	1,900,136	926,249	3,085,532
Net realized gain (loss) on investments	188,177	2,274,726	1,170,487	3,148,832

Net change in unrealized appreciation (depreciation) on investments	487,994	629,597	301,729	1,123,677

Net increase (decrease) in net assets resulting from operations	$771,581	$3,181,239	$1,524,861	$5,027,821

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Ultra Series Diversified Income Fund, Class II, Subaccount	Ultra Series Foundation Account, Class I, Subaccount	Ultra Series Foundation Account, Class II, Subaccount	Ultra Series High Income Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$533,770	$8,491	$331,350	$640,565
Mortality and expense charges (note 3)	(337,375)	(3,640)	(166,223)	(155,047)
Administrative charges	(57,416)	(475)	(24,815)	(11,079)
Net investment income (loss)	138,979	4,376	140,312	474,439

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	137,969	44	(8,496)	(357,030)
Realized gain distributions	997,825	5,811	249,526	—
Net realized gain (loss) on investments	1,135,794	5,855	241,030	(357,030)

Net change in unrealized appreciation (depreciation) on investments	270,320	12,548	637,499	411,730

Net increase (decrease) in net assets resulting from operations	$1,545,093	$22,779	$1,018,841	$529,139

	Ultra Series High Income Fund, Class II, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class II, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$172,972	$172,352	$59,972	$266,035
Mortality and expense charges (note 3)	(43,541)	(203,688)	(94,932)	(731,709)
Administrative charges	(7,542)	(16,263)	(16,170)	(62,218)
Net investment income (loss)	121,889	(47,599)	(51,130)	(527,892)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(106,588)	(27,280)	123,484	(897,443)
Realized gain distributions	—	—	—	4,985,083
Net realized gain (loss) on investments	(106,588)	(27,280)	123,484	4,087,640

Net change in unrealized appreciation (depreciation) on investments	113,405	1,170,560	384,455	3,410,528

Net increase (decrease) in net assets resulting from operations	$128,706	$1,095,681	$456,809	$6,970,276

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Operations (continued)

For the Year Ended December 31, 2020

	Ultra Series Large Cap Growth Fund, Class II, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class II, Subaccount	Ultra Series Mid Cap Fund, Class I, Subaccount

Investment income (loss)
Dividend income	$37,373	$1,170,660	$47,705	$—
Mortality and expense charges (note 3)	(175,630)	(841,490)	(38,148)	(683,304)
Administrative charges	(29,894)	(72,280)	(7,221)	(49,810)
Net investment income (loss)	(168,151)	256,890	2,336	(733,114)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	(341,015)	(2,522,426)	(181,687)	409,105
Realized gain distributions	1,249,391	960,626	44,861	6,709,327
Net realized gain (loss) on investments	908,376	(1,561,800)	(136,826)	7,118,432

Net change in unrealized appreciation (depreciation) on investments	880,457	(3,705,147)	(179,850)	(1,994,977)

Net increase (decrease) in net assets resulting from operations	$1,620,682	$(5,010,057)	$(314,340)	$4,390,341

	Ultra Series Mid Cap Fund, Class II, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class II, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount

Investment income (loss)
Dividend income	$—	$1,172,678	$209,090	$113,703
Mortality and expense charges (note 3)	(77,288)	(885,204)	(203,326)	(263,798)
Administrative charges	(13,082)	(107,935)	(31,114)	(35,985)
Net investment income (loss)	(90,370)	179,539	(25,350)	(186,080)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale of fund shares	75,429	103,662	178,764	—
Realized gain distributions	791,032	7,452,966	1,739,967	—
Net realized gain (loss) on investments	866,461	7,556,628	1,918,731	—

Net change in unrealized appreciation (depreciation) on investments	(360,631)	(1,681,275)	(476,019)	—

Net increase (decrease) in net assets resulting from operations	$415,460	$6,054,892	$1,417,362	$(186,080)

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets

For the Years Ended December 31,

	BlackRock Global Allocation V.I. Fund, Class III, Subaccount		Franklin Income VIP Fund, Class 4, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(17,600)	$(23,350)	$372,122	$421,205
Net realized gain (loss) on investments	973,933	525,187	(34,802)	339,462
Net change in unrealized appreciation (depreciation) on investments	1,513,674	1,921,068	(513,479)	710,960
Net increase (decrease) in net assets resulting from operations	2,470,007	2,422,905	(176,159)	1,471,627

Contract transactions
Payments received from contract owners	65,524	2,100	44,238	45,596
Transfers between subaccounts (including fixed accounts), net	(222,805)	(206,635)	(136,189)	(127,322)
Payment for contract benefits and terminations	(2,422,350)	(3,540,483)	(1,205,965)	(2,085,804)
Contract charges and fees	(188,229)	(221,112)	(39,755)	(45,627)
Adjustments to net assets allocated to contracts in payout period	—	—	970	(374)
Net increase (decrease) in net assets from contract transactions	(2,767,860)	(3,966,130)	(1,336,701)	(2,213,531)
Total increase (decrease) in net assets	(297,853)	(1,543,225)	(1,512,860)	(741,904)

Net assets
Beginning of period	15,075,806	16,619,031	10,049,672	10,791,576
End of period	$14,777,953	$15,075,806	$8,536,812	$10,049,672

	Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount		Templeton Developing Markets VIP Fund, Class 2, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$44,755	$4,858	$16,325	$(2,156)
Net realized gain (loss) on investments	(132,640)	570,371	21,842	26,449
Net change in unrealized appreciation (depreciation) on investments	(302,241)	772,149	57,443	121,967
Net increase (decrease) in net assets resulting from operations	(390,126)	1,347,378	95,610	146,260

Contract transactions
Payments received from contract owners	21,919	37,014	—	—
Transfers between subaccounts (including fixed accounts), net	169,734	(76,179)	389	316
Payment for contract benefits and terminations	(768,474)	(1,347,384)	(26,837)	(166,806)
Contract charges and fees	(34,768)	(37,944)	(233)	(265)
Adjustments to net assets allocated to contracts in payout period	854	(210)	116	(87)
Net increase (decrease) in net assets from contract transactions	(610,735)	(1,424,703)	(26,565)	(166,842)
Total increase (decrease) in net assets	(1,000,861)	(77,325)	69,045	(20,582)

Net assets
Beginning of period	6,375,062	6,452,387	658,037	678,619
End of period	$5,374,201	$6,375,062	$727,082	$658,037

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount		Invesco V.I. Government Securities Fund, Series II Shares, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$145,350	$115,336	$90,519	$104,022
Net realized gain (loss) on investments	189,711	343,571	5,163	(94,100)
Net change in unrealized appreciation (depreciation) on investments	(1,012,249)	634,610	436,513	560,470
Net increase (decrease) in net assets resulting from operations	(677,188)	1,093,517	532,195	570,392

Contract transactions
Payments received from contract owners	8,608	29,388	25,710	70,877
Transfers between subaccounts (including fixed accounts), net	451,462	(421,172)	(292,641)	(95,262)
Payment for contract benefits and terminations	(615,772)	(996,971)	(1,304,512)	(2,048,707)
Contract charges and fees	(33,760)	(39,757)	(129,843)	(140,713)
Adjustments to net assets allocated to contracts in payout period	706	(321)	(393)	—
Net increase (decrease) in net assets from contract transactions	(188,756)	(1,428,833)	(1,701,679)	(2,213,805)
Total increase (decrease) in net assets	(865,944)	(335,316)	(1,169,484)	(1,643,413)

Net assets
Beginning of period	5,257,185	5,592,501	12,037,171	13,680,584
End of period	$4,391,241	$5,257,185	$10,867,687	$12,037,171

	Invesco V.I. Growth and Income, Series II Shares, Subaccount		Invesco V.I. Discovery Mid Cap Growth, Series II Shares, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$166,561	$56,014	$(84,201)	$(93,703)
Net realized gain (loss) on investments	93,524	3,417,010	1,290,834	1,485,869
Net change in unrealized appreciation (depreciation) on investments	(131,290)	2,654,836	838,635	545,999
Net increase (decrease) in net assets resulting from operations	128,795	6,127,860	2,045,268	1,938,165

Contract transactions
Payments received from contract owners	57,453	179,551	13,302	13,023
Transfers between subaccounts (including fixed accounts), net	1,783,122	656,156	(968,194)	(417,231)
Payment for contract benefits and terminations	(3,579,590)	(5,308,832)	(860,838)	(1,359,760)
Contract charges and fees	(189,022)	(213,602)	(40,865)	(41,921)
Adjustments to net assets allocated to contracts in payout period	4,726	(4,982)	45	(56)
Net increase (decrease) in net assets from contract transactions	(1,923,311)	(4,691,709)	(1,856,550)	(1,805,945)
Total increase (decrease) in net assets	(1,794,516)	1,436,151	188,718	132,220

Net assets
Beginning of period	29,403,227	27,967,076	6,629,631	6,497,411
End of period	$27,608,711	$29,403,227	$6,818,349	$6,629,631

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount		Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$12,987	$8,562	$(92,662)	$(87,287)
Net realized gain (loss) on investments	(4,453)	(6,995)	908,967	1,204,676
Net change in unrealized appreciation (depreciation) on investments	(3,906)	29,944	1,430,105	2,162,127
Net increase (decrease) in net assets resulting from operations	4,628	31,511	2,246,410	3,279,516

Contract transactions
Payments received from contract owners	—	—	34,905	80,415
Transfers between subaccounts (including fixed accounts), net	(1,006)	(13,894)	(1,067,972)	730,674
Payment for contract benefits and terminations	(25,854)	(44,255)	(1,768,247)	(2,629,187)
Contract charges and fees	(108)	(155)	(96,900)	(101,467)
Adjustments to net assets allocated to contracts in payout period	83	(67)	1,961	(2,123)
Net increase (decrease) in net assets from contract transactions	(26,885)	(58,371)	(2,896,253)	(1,921,688)
Total increase (decrease) in net assets	(22,257)	(26,860)	(649,843)	1,357,828

Net assets
Beginning of period	328,851	355,711	14,522,584	13,164,756
End of period	$306,594	$328,851	$13,872,741	$14,522,584

	Invesco Oppenheimer V.I. Main Street Small Cap Fund®/VA, Service Shares, Subaccount		Invesco Oppenheimer V.I. Main Street Fund, Service Shares, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(61,265)	$(97,677)	$(28,299)	$(81,827)
Net realized gain (loss) on investments	241,995	890,043	1,710,012	3,312,791
Net change in unrealized appreciation (depreciation) on investments	949,606	823,824	(247,256)	901,957
Net increase (decrease) in net assets resulting from operations	1,130,336	1,616,190	1,434,457	4,132,921

Contract transactions
Payments received from contract owners	29,518	36,638	28,461	38,646
Transfers between subaccounts (including fixed accounts), net	(32,287)	95,841	(879,888)	(737,172)
Payment for contract benefits and terminations	(950,316)	(1,621,423)	(1,688,186)	(3,188,192)
Contract charges and fees	(44,460)	(48,124)	(83,190)	(88,668)
Adjustments to net assets allocated to contracts in payout period	1,206	(958)	108	(173)
Net increase (decrease) in net assets from contract transactions	(996,339)	(1,538,026)	(2,622,695)	(3,975,559)
Total increase (decrease) in net assets	133,997	78,164	(1,188,238)	157,362

Net assets
Beginning of period	7,247,119	7,168,955	15,163,250	15,005,888
End of period	$7,381,116	$7,247,119	$13,975,012	$15,163,250

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	MFS® Strategic Income Portfolio, Initial Class, Subaccount		PIMCO Commodity - RealReturn® Strategy Portfolio, Advisor Class, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$11,880	$12,192	$279,028	$206,443
Net realized gain (loss) on investments	873	(831)	(764,018)	(955,808)
Net change in unrealized appreciation (depreciation) on investments	26,751	46,684	481,429	1,389,632
Net increase (decrease) in net assets resulting from operations	39,504	58,045	(3,561)	640,267

Contract transactions
Payments received from contract owners	—	—	11,143	75,854
Transfers between subaccounts (including fixed accounts), net	90	163	533,146	530,867
Payment for contract benefits and terminations	(80,124)	(79,389)	(817,649)	(1,202,193)
Contract charges and fees	(160)	(164)	(43,530)	(47,812)
Adjustments to net assets allocated to contracts in payout period	32	63	1,161	(1,493)
Net increase (decrease) in net assets from contract transactions	(80,162)	(79,327)	(315,729)	(644,777)
Total increase (decrease) in net assets	(40,658)	(21,282)	(319,290)	(4,510)

Net assets
Beginning of period	579,802	601,084	6,699,379	6,703,889
End of period	$539,144	$579,802	$6,380,089	$6,699,379

	PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount		PIMCO Total Return Portfolio, Advisor Class, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$138,174	$154,305	$195,806	$505,068
Net realized gain (loss) on investments	(313,727)	(407,319)	458,112	(140,070)
Net change in unrealized appreciation (depreciation) on investments	1,198,878	935,051	1,241,656	1,780,777
Net increase (decrease) in net assets resulting from operations	1,023,325	682,037	1,895,574	2,145,775

Contract transactions
Payments received from contract owners	20,082	83,576	55,884	178,717
Transfers between subaccounts (including fixed accounts), net	(345,362)	388,463	(1,301,259)	(694,047)
Payment for contract benefits and terminations	(1,804,836)	(2,718,804)	(4,082,519)	(5,788,385)
Contract charges and fees	(98,454)	(108,127)	(173,991)	(185,181)
Adjustments to net assets allocated to contracts in payout period	1,028	(1,660)	337	(1,084)

Net increase (decrease) in net assets from contract transactions	(2,227,542)	(2,356,552)	(5,501,548)	(6,489,980)
Total increase (decrease) in net assets	(1,204,217)	(1,674,515)	(3,605,974)	(4,344,205)

Net assets
Beginning of period	14,107,475	15,781,990	29,109,746	33,453,951
End of period	$12,903,258	$14,107,475	$25,503,772	$29,109,746

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	T. Rowe Price International Stock Portfolio, Subaccount		Ultra Series Aggressive Allocation Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(33,012)	$38,137	$456	$21,929
Net realized gain (loss) on investments	218,572	226,703	617,384	140,597
Net change in unrealized appreciation (depreciation) on investments	310,548	695,443	(131,609)	1,213,445
Net increase (decrease) in net assets resulting from operations	496,108	960,283	486,231	1,375,971

Contract transactions
Payments received from contract owners	—	—	3,635	32,783
Transfers between subaccounts (including fixed accounts), net	(56,604)	(61,295)	(902,815)	(27,414)
Payment for contract benefits and terminations	(330,505)	(468,925)	(930,195)	(1,671,208)
Contract charges and fees	(1,517)	(1,597)	(3,265)	(4,022)
Adjustments to net assets allocated to contracts in payout period	(803)	(740)	3,500	2,510
Net increase (decrease) in net assets from contract transactions	(389,429)	(532,557)	(1,829,140)	(1,667,351)
Total increase (decrease) in net assets	106,679	427,726	(1,342,909)	(291,380)

Net assets
Beginning of period	4,321,302	3,893,576	7,758,445	8,049,825
End of period	$4,427,981	$4,321,302	$6,415,536	$7,758,445

	Ultra Series Aggressive Allocation Fund, Class II, Subaccount		Ultra Series Core Bond Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(3,859)	$(1,850)	$549,092	$658,452
Net realized gain (loss) on investments	73,336	26,925	888,282	(287,265)
Net change in unrealized appreciation (depreciation) on investments	(23,892)	222,945	1,870,810	3,024,503
Net increase (decrease) in net assets resulting from operations	45,585	248,020	3,308,184	3,395,690

Contract transactions
Payments received from contract owners	—	47,932	158,513	362,226
Transfers between subaccounts (including fixed accounts), net	(103,445)	(40,909)	(994,159)	(1,208,541)
Payment for contract benefits and terminations	(118,977)	(508,939)	(6,625,928)	(7,131,405)
Contract charges and fees	(326)	(682)	(85,735)	(82,403)
Adjustments to net assets allocated to contracts in payout period	—	—	1,558	9,540
Net increase (decrease) in net assets from contract transactions	(222,748)	(502,598)	(7,545,751)	(8,050,583)
Total increase (decrease) in net assets	(177,163)	(254,578)	(4,237,567)	(4,654,893)

Net assets
Beginning of period	1,271,986	1,526,564	46,422,498	51,077,391
End of period	$1,094,823	$1,271,986	$42,184,931	$46,422,498

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series Core Bond Fund, Class II, Subaccount		Ultra Series Conservative Allocation Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$95,410	$132,063	$276,916	$214,077
Net realized gain (loss) on investments	188,177	(97,390)	2,274,726	325,407
Net change in unrealized appreciation
(depreciation) on investments	487,994	835,191	629,597	4,462,808
Net increase (decrease) in net assets resulting from operations	771,581	869,864	3,181,239	5,002,292

Contract transactions
Payments received from contract owners	21,495	72,311	453,939	229,603
Transfers between subaccounts (including fixed accounts), net	(1,086,477)	(973)	251,116	143,910
Payment for contract benefits and terminations	(1,599,552)	(2,536,340)	(7,096,818)	(8,114,396)
Contract charges and fees	(56,978)	(106,876)	(110,644)	(101,605)
Adjustments to net assets allocated to contracts in payout period	(2,642)	(2,233)	3,824	1,771
Net increase (decrease) in net assets from contract transactions	(2,724,154)	(2,574,111)	(6,498,583)	(7,840,717)
Total increase (decrease) in net assets	(1,952,573)	(1,704,247)	(3,317,344)	(2,838,425)

Net assets
Beginning of period	12,122,402	13,826,649	43,182,232	46,020,657
End of period	$10,169,829	$12,122,402	$39,864,888	$43,182,232

	Ultra Series Conservative Allocation Fund, Class II, Subaccount		Ultra Series Diversified Income Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$52,645	$57,015	$755,312	$685,332
Net realized gain (loss) on investments	1,170,487	152,972	3,148,832	6,108,527
Net change in unrealized appreciation (depreciation) on investments	301,729	2,162,867	1,123,677	9,787,831
Net increase (decrease) in net assets
resulting from operations	1,524,861	2,372,854	5,027,821	16,581,690

Contract transactions
Payments received from contract owners	72,934	610,416	308,041	479,925
Transfers between subaccounts (including fixed accounts), net	226,957	578,994	(1,873,687)	(540,602)
Payment for contract benefits and terminations	(4,272,295)	(3,997,906)	(10,930,637)	(14,760,466)
Contract charges and fees	(130,300)	(106,927)	(85,228)	(27,873)
Adjustments to net assets allocated to contracts in payout period	—	—	14,826	4,272
Net increase (decrease) in net assets from contract transactions	(4,102,704)	(2,915,423)	(12,566,685)	(14,844,744)
Total increase (decrease) in net assets	(2,577,843)	(542,569)	(7,538,864)	1,736,946

Net assets
Beginning of period	21,984,169	22,526,738	99,600,214	97,863,268
End of period	$19,406,326	$21,984,169	$92,061,350	$99,600,214

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series Diversified Income Fund, Class II, Subaccount		Ultra Series Foundation Account, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$138,979	$157,038	$4,376	$4,487
Net realized gain (loss) on investments	1,135,794	2,133,362	5,855	73
Net change in unrealized appreciation (depreciation) on investments	270,320	3,212,118	12,548	15,030
Net increase (decrease) in net assets resulting from operations	1,545,093	5,502,518	22,779	19,590

Contract transactions
Payments received from contract owners	66,476	332,694	1,236	1,350
Transfers between subaccounts (including fixed accounts), net	104,532	250,846	(230)	(513)
Payment for contract benefits and terminations	(6,142,727)	(4,972,262)	—	—
Contract charges and fees	(272,775)	(237,456)	(10)	(9)
Adjustments to net assets allocated to contracts in payout period	—	—	—	—
Net increase (decrease) in net assets from contract transactions	(6,244,494)	(4,626,178)	996	828
Total increase (decrease) in net assets	(4,699,401)	876,340	23,775	20,418

Net assets
Beginning of period	33,801,371	32,925,031	301,386	280,968
End of period	$29,101,970	$33,801,371	$325,161	$301,386

	Ultra Series Foundation Account, Class II, Subaccount		Ultra Series High Income Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$140,312	$178,362	$474,439	$529,282
Net realized gain (loss) on investments	241,030	(139,184)	(357,030)	(328,195)
Net change in unrealized appreciation (depreciation) on investments	637,499	962,368	411,730	969,310
Net increase (decrease) in net assets resulting from operations	1,018,841	1,001,546	529,139	1,170,397

Contract transactions
Payments received from contract owners	8,999	43,538	60,119	123,764
Transfers between subaccounts (including fixed accounts), net	(86,587)	(142,400)	(187,949)	(734,137)
Payment for contract benefits and terminations	(2,107,055)	(2,045,200)	(2,016,530)	(2,362,954)
Contract charges and fees	(15,543)	(10,973)	(19,071)	(19,956)
Adjustments to net assets allocated to contracts in payout period	—	—	1,535	2,271
Net increase (decrease) in net assets from contract transactions	(2,200,186)	(2,155,035)	(2,161,896)	(2,991,012)
Total increase (decrease) in net assets	(1,181,345)	(1,153,489)	(1,632,757)	(1,820,615)

Net assets
Beginning of period	14,732,632	15,886,121	14,718,705	16,539,320
End of period	$13,551,287	$14,732,632	$13,085,948	$14,718,705

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series High Income Fund, Class II, Subaccount		Ultra Series International Stock Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$121,889	$134,835	$(47,599)	$91,880
Net realized gain (loss) on investments	(106,588)	(74,604)	(27,280)	49,614
Net change in unrealized appreciation (depreciation) on investments	113,405	248,884	1,170,560	3,334,241
Net increase (decrease) in net assets resulting from operations	128,706	309,115	1,095,681	3,475,735

Contract transactions
Payments received from contract owners	39,728	60,568	112,582	208,209
Transfers between subaccounts (including fixed accounts), net	(51,605)	52,027	(50,284)	97,424
Payment for contract benefits and terminations	(568,925)	(799,395)	(2,117,038)	(2,514,962)
Contract charges and fees	(35,279)	(46,056)	(31,072)	(31,309)
Adjustments to net assets allocated to contracts in payout period	(52)	—	(714)	(377)
Net increase (decrease) in net assets from contract transactions	(616,133)	(732,856)	(2,086,526)	(2,241,015)
Total increase (decrease) in net assets	(487,427)	(423,741)	(990,845)	1,234,720

Net assets
Beginning of period	4,180,815	4,604,556	20,130,971	18,896,251
End of period	$3,693,388	$4,180,815	$19,140,126	$20,130,971

	Ultra Series International Stock Fund, Class II, Subaccount		Ultra Series Large Cap Growth Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(51,130)	$14,037	$(527,892)	$(491,039)
Net realized gain (loss) on investments	123,484	179,348	4,087,640	6,346,931
Net change in unrealized appreciation (depreciation) on investments	384,455	1,472,422	3,410,528	11,178,955
Net increase (decrease) in net assets resulting from operations	456,809	1,665,807	6,970,276	17,034,847

Contract transactions
Payments received from contract owners	7,457	87,437	246,822	726,714
Transfers between subaccounts (including fixed accounts), net	69,828	410,148	(2,481,401)	(2,907,040)
Payment for contract benefits and terminations	(1,236,304)	(1,595,560)	(6,266,772)	(8,510,176)
Contract charges and fees	(72,072)	(92,947)	(58,014)	(62,849)
Adjustments to net assets allocated to contracts in payout period	2,136	(2,253)	(7,832)	10,593
Net increase (decrease) in net assets from contract transactions	(1,228,955)	(1,193,175)	(8,567,197)	(10,742,758)
Total increase (decrease) in net assets	(772,146)	472,632	(1,596,921)	6,292,089

Net assets
Beginning of period	9,691,469	9,218,837	67,720,210	61,428,121
End of period	$8,919,323	$9,691,469	$66,123,289	$67,720,210

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series Large Cap Growth Fund, Class II, Subaccount		Ultra Series Large Cap Value Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(168,151)	$(185,830)	$256,890	$62,655
Net realized gain (loss) on investments	908,376	1,498,926	(1,561,800)	4,235,425
Net change in unrealized appreciation (depreciation) on investments	880,457	3,353,802	(3,705,147)	13,070,961
Net increase (decrease) in net assets resulting from operations	1,620,682	4,666,898	(5,010,057)	17,369,041

Contract transactions
Payments received from contract owners	34,814	183,006	734,874	480,989

Transfers between subaccounts (including fixed accounts), net	(896,227)	(1,653,051)	(3,954)	(746,457)
Payment for contract benefits and terminations	(2,286,945)	(3,148,619)	(8,269,284)	(10,859,737)
Contract charges and fees	(143,077)	(181,303)	(69,334)	(73,928)
Adjustments to net assets allocated to contracts in payout period	2,269	(2,473)	(1,106)	(3,720)
Net increase (decrease) in net assets from contract transactions	(3,289,166)	(4,802,440)	(7,608,804)	(11,202,853)
Total increase (decrease) in net assets	(1,668,484)	(135,542)	(12,618,861)	6,166,188

Net assets
Beginning of period	17,568,865	17,704,407	84,500,707	78,334,519
End of period	$15,900,381	$17,568,865	$71,881,846	$84,500,707

	Ultra Series Large Cap Value Fund, Class II, Subaccount		Ultra Series Mid Cap Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$2,336	$(8,893)	$(733,114)	$(817,666)
Net realized gain (loss) on investments	(136,826)	254,332	7,118,432	7,956,324
Net change in unrealized appreciation (depreciation) on investments	(179,850)	600,655	(1,994,977)	10,732,175
Net increase (decrease) in net assets resulting from operations	(314,340)	846,094	4,390,341	17,870,833

Contract transactions
Payments received from contract owners	—	45,678	245,865	393,303
Transfers between subaccounts (including fixed accounts), net	7,719	340,020	(1,664,897)	(2,927,095)
Payment for contract benefits and terminations	(566,293)	(739,217)	(5,710,904)	(8,025,806)
Contract charges and fees	(23,101)	(37,128)	(55,598)	(58,739)
Adjustments to net assets allocated to contracts in payout period	—	—	(9,723)	4,899
Net increase (decrease) in net assets from contract transactions	(581,675)	(390,647)	(7,195,257)	(10,613,438)
Total increase (decrease) in net assets	(896,015)	455,447	(2,804,916)	7,257,395

Net assets
Beginning of period	4,284,105	3,828,658	65,494,801	58,237,406
End of period	$3,388,090	$4,284,105	$62,689,885	$65,494,801

See accompanying notes to financial statements

CMFG Variable Annuity Account

Statements of Changes in Net Assets (continued)

For the Years Ended December 31,

	Ultra Series Mid Cap Fund, Class II, Subaccount		Ultra Series Moderate Allocation Fund, Class I, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(90,370)	$(113,667)	$179,539	$692,384
Net realized gain (loss) on investments	866,461	1,180,402	7,556,628	1,209,434
Net change in unrealized appreciation (depreciation) on investments	(360,631)	1,268,169	(1,681,275)	10,162,294
Net increase (decrease) in net assets resulting from operations	415,460	2,334,904	6,054,892	12,064,112

Contract transactions
Payments received from contract owners	22,234	111,428	276,254	508,678
Transfers between subaccounts (including fixed accounts), net	(318,013)	(741,498)	(434,336)	(253,115)
Payment for contract benefits and terminations	(1,070,150)	(1,478,161)	(11,448,445)	(13,956,856)
Contract charges and fees	(51,831)	(76,082)	(281,197)	(323,012)
Adjustments to net assets allocated to contracts in payout period	1,801	(1,964)	18,565	954
Net increase (decrease) in net assets from contract transactions	(1,415,959)	(2,186,277)	(11,869,159)	(14,023,351)
Total increase (decrease) in net assets	(1,000,499)	148,627	(5,814,267)	(1,959,239)

Net assets
Beginning of period	8,069,751	7,921,124	83,216,741	85,175,980
End of period	$7,069,252	$8,069,751	$77,402,474	$83,216,741

	Ultra Series Moderate Allocation Fund, Class II, Subaccount		Vanguard VIF Money Market Portfolio, Subaccount
	2020	2019	2020	2019

Increase (decrease) in net assets from operations
Net investment income (loss)	$(25,350)	$77,044	$(186,080)	$210,729
Net realized gain (loss) on investments	1,918,731	507,443	—	—
Net change in unrealized appreciation (depreciation) on investments	(476,019)	2,207,035	—	—
Net increase (decrease) in net assets resulting from operations	1,417,362	2,791,522	(186,080)	210,729

Contract transactions
Payments received from contract owners	249,291	233,072	264,953	300,446
Transfers between subaccounts (including fixed accounts), net	183,510	(153,616)	8,186,585	3,906,262
Payment for contract benefits and terminations	(2,461,572)	(4,246,783)	(7,741,325)	(6,842,724)
Contract charges and fees	(132,707)	(136,559)	(111,695)	(106,224)
Adjustments to net assets allocated to contracts in payout period	—	—	1,797	(351)
Net increase (decrease) in net assets from contract transactions	(2,161,478)	(4,303,886)	600,315	(2,742,591)
Total increase (decrease) in net assets	(744,116)	(1,512,364)	414,235	(2,531,862)

Net assets
Beginning of period	18,789,775	20,302,139	21,730,253	24,262,115
End of period	$18,045,659	$18,789,775	$22,144,488	$21,730,253

See accompanying notes to financial statements

CMFG Variable Annuity Account

Notes to Financial Statements

(1) Organization

The CMFG Variable Annuity Account (“the Account”) is a separate account of CMFG Life Insurance Company (“the Company”). The Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), as amended.

The Account was established to receive and invest net premiums paid by the contract owners to the Company under four variable annuity contracts (“contracts”) issued by the Company: MEMBERS® Variable Annuity, MEMBERS® Variable Annuity II, MEMBERS® Choice Variable Annuity and MEMBERS® Variable Annuity III.

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end management investment company registered with the SEC.

BlackRock Variable Series Funds, Inc.

BlackRock Global Allocation V.I. Fund (2)

Franklin Templeton Variable Insurance Products Trust

Franklin Income VIP Fund

Franklin Mutual Global Discovery VIP Fund

Templeton Developing Markets VIP Fund (1)

AIM Variable Insurance Funds

(Invesco Oppenheimer Variable Insurance Funds)

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund (2)

Invesco V.I. Growth and Income Fund

Invesco V.I. Discovery Mid Cap Growth Fund

Invesco Oppenheimer V.I. Global Strategic Income Fund(1)

Invesco Oppenheimer V.I. International Growth Fund

Invesco Oppenheimer V.I. Main Street Small Cap Fund

Invesco Oppenheimer V.I. Main Street Fund

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio (1)

(1) This subaccount is only available in the MEMBERS® Variable Annuity product.

(2) This subaccount is only available in the MEMBERS® Variable Annuity III product.

PIMCO Variable Insurance Trust

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Global Bond Opportunities Portfolio (Unhedged)

PIMCO Total Return Portfolio

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (1)

Ultra Series Fund(3)

Aggressive Allocation Fund

Core Bond Fund

Conservative Allocation Fund

Diversified Income Fund

Foundation Account(4)

High Income Fund

International Stock Fund

Large Cap Growth Fund

Large Cap Value Fund

Mid Cap Fund

Moderate Allocation Fund

Vanguard Variable Insurance Fund

Vanguard VIF Money Market Portfolio

(3) The Ultra Series Fund offers both Class 1 and 2 shares to contract owners. Class 2 shares are only available in the MEMBERS® Variable Annuity III product.

(4) The Foundation Subaccount is only available in the MEMBERS® Variable Annuity III product, and is one of two available subaccounts that invest in the Ultra Series Core Bond Fund.

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus disease (“COVID-19”) as a pandemic, which continues to spread throughout the U.S. COVID-19 is having an unprecedented impact on the U.S economy as federal, state, and local governments react to this public health crisis.

The impacts of the current COVID-19 pandemic are broad reaching, and there is uncertainty surrounding the potential impact on the value of funds in the Account. These potential impacts will largely depend on future developments that cannot be accurately predicted, including the duration and severity of the pandemic, government actions, and the length of time until the economy recovers.

CMFG Variable Annuity Account

Notes to Financial Statements

(2) Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contract owner’s account. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

Contracts in Annuitization Period

Contracts in the payout stage (annuitization period) are computed according to the 2000 Individual Annuity Mortality Table using an assumed investment return of 3.5%. The mortality risk arises because the Company bears the risk from contract riders, as described in the Fees and Charges note, which may result in additional amounts being transferred into the Account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

(3) Fees and Charges

Contract Charges

Surrender Charge. A surrender charge is assessed against a contract owner’s account upon surrender or partial withdrawal of payments received from contract owners within the first seven years of the contract period and, in certain circumstances, surrender charges are waived upon payment of a death benefit or the election of certain annuity payment options.

CMFG Variable Annuity Account

Notes to Financial Statements

(3) Fees and Charges (continued)

For purchase payments withdrawn or surrendered within the first year of the contract, a charge of 7% to 9% of the amount of the payment withdrawn or surrendered is assessed depending on the product version chosen. The surrender charge decreases by 1% (or the noted percentage decrease outlined in the contract) for each full year that has elapsed since the purchase payment was recorded. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than seven years prior to the withdrawal or surrender. No surrender charge is assessed on purchase payments made more than four years prior to the withdrawal or surrender for one of the contract options of the MEMBERS® Variable Annuity III product. Subject to certain restrictions in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time ofwithdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the contracts. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Annual Contract Fee. On each contract anniversary prior to the annuity date, the Company deducts an annual contract fee of $30 from the contract owner’s account. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a contract except on a contract anniversary when the full fee is deducted. The Company currently waives this fee for all contracts with $50,000 or more of contract value for the MEMBERS® Variable Annuity III product and $25,000 or more of contract value for all other products. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Death Benefit Rider Charges. Optional death benefit riders are available on MEMBERS® Variable Annuity II and MEMBERS® Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The Minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85. All death benefit rider charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year.

Optional death benefit riders are also available on MEMBERS® Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts the applicable rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

Living Benefit Riders. Optional living benefit riders, such as Guaranteed Minimum Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit are available. Annual charges for these benefits range from 0.50% to 1.75%. Generally, the charge is assessed on the average benefit basis for the prior contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Transfer Fee. No charge is generally made for transfers between subaccounts. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

CMFG Variable Annuity Account

Notes to Financial Statements

(3) Fees and Charges (continued)

Premium Taxes. If state or other premium taxes are applicable to a contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal, (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Account Charges

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge from the assets of the subaccount to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the subaccount at an annual rate of 1.15% to 1.65%. These charges are included in mortality and expense charges in the accompanying Statement of Operations of the applicable subaccount.

Administrative Charge. The Company deducts a daily administrative charge from the assets of the subaccount to compensate it for certain expenses it incurs in administration of MEMBERS® Variable Annuity and MEMBERS® Variable Annuity III contracts. The charge is deducted from the assets of the subaccount at an annual rate of 0.15%. These charges are included in administrative charges in the accompanying Statement of Operations of the applicable subaccount.

(4) Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

CMFG Variable Annuity Account

Notes to Financial Statements

(4) Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2020. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2020 Assets, at Fair Value	Total
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$14,777,953
Franklin Income VIP Fund, Class 4, Subaccount	8,536,812
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	5,374,201
Templeton Developing Markets VIP Fund, Class 2, Subaccount	727,082
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	4,391,241
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	10,867,687
Invesco V.I. Growth and Income, Series II Shares, Subaccount	27,608,711
Invesco V.I. Discovery Mid Cap Growth, Series II Shares, Subaccount	6,818,349
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	306,594
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	13,872,741
Invesco Oppenheimer V.I. Main Street Small Cap Fund, Service Shares, Subaccount	7,381,116
Invesco Oppenheimer V.I. Main Street Fund, Service Shares, Subaccount	13,975,012
MFS® Strategic Income Portfolio, Initial Class, Subaccount	539,144
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	6,380,089
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	12,903,258
PIMCO Total Return Portfolio, Advisor Class, Subaccount	25,503,772
T. Rowe Price International Stock Portfolio, Subaccount	4,427,981
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	6,415,536
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	1,094,823
Ultra Series Core Bond Fund, Class I, Subaccount	42,184,931
Ultra Series Core Bond Fund, Class II, Subaccount	10,169,829
Ultra Series Conservative Allocation Fund, Class I, Subaccount	39,864,888
Ultra Series Conservative Allocation Fund, Class II, Subaccount	19,406,326
Ultra Series Diversified Income Fund, Class I, Subaccount	92,061,350
Ultra Series Diversified Income Fund, Class II, Subaccount	29,101,970
Ultra Series Foundation Account, Class I, Subaccount	325,161
Ultra Series Foundation Account, Class II, Subaccount	13,551,287
Ultra Series High Income Fund, Class I, Subaccount	13,085,948
Ultra Series High Income Fund, Class II, Subaccount	3,693,388
Ultra Series International Stock Fund, Class I, Subaccount	19,140,126
Ultra Series International Stock Fund, Class II, Subaccount	8,919,323
Ultra Series Large Cap Growth Fund, Class I, Subaccount	66,123,289
Ultra Series Large Cap Growth Fund, Class II, Subaccount	15,900,381
Ultra Series Large Cap Value Fund, Class I, Subaccount	71,881,846
Ultra Series Large Cap Value Fund, Class II, Subaccount	3,388,090
Ultra Series Mid Cap Fund, Class I, Subaccount	62,689,885
Ultra Series Mid Cap Fund, Class II, Subaccount	7,069,252
Ultra Series Moderate Allocation Fund, Class I, Subaccount	77,402,474
Ultra Series Moderate Allocation Fund, Class II, Subaccount	18,045,659
Vanguard Variable Insurance Fund Money Market Portfolio, Subaccount	22,144,488

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2020.

CMFG Variable Annuity Account

Notes to Financial Statements

(4) Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2019. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2019 Assets, at Fair Value	Total
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$15,075,806
Franklin Income VIP Fund, Class 4, Subaccount	10,049,672
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	6,375,062
Templeton Developing Markets VIP Fund, Class 2, Subaccount	658,037
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	5,257,185
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	12,037,171
Invesco V.I. Growth and Income, Series II Shares, Subaccount	29,403,227
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount	6,629,631
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	328,851
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	14,522,584
Invesco Oppenheimer V.I. Main Street Small Cap Fund , Service Shares, Subaccount	7,247,119
Invesco Oppenheimer V.I. Main Street Fund®, Service Shares, Subaccount	15,163,250
MFS® Strategic Income Portfolio, Initial Class, Subaccount	579,802
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	6,699,379
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	14,107,475
PIMCO Total Return Portfolio, Advisor Class, Subaccount	29,109,746
T. Rowe Price International Stock Portfolio, Subaccount	4,321,302
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	7,758,445
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	1,271,986
Ultra Series Core Bond Fund, Class I, Subaccount	46,422,498
Ultra Series Core Bond Fund, Class II, Subaccount	12,122,402
Ultra Series Conservative Allocation Fund, Class I, Subaccount	43,182,232
Ultra Series Conservative Allocation Fund, Class II, Subaccount	21,984,169
Ultra Series Diversified Income Fund, Class I, Subaccount	99,600,214
Ultra Series Diversified Income Fund, Class II, Subaccount	33,801,371
Ultra Series Foundation Account, Class I, Subaccount	301,386
Ultra Series Foundation Account, Class II, Subaccount	14,732,632
Ultra Series High Income Fund, Class I, Subaccount	14,718,705
Ultra Series High Income Fund, Class II, Subaccount	4,180,815
Ultra Series International Stock Fund, Class I, Subaccount	20,130,971
Ultra Series International Stock Fund, Class II, Subaccount	9,691,469
Ultra Series Large Cap Growth Fund, Class I, Subaccount	67,720,210
Ultra Series Large Cap Growth Fund, Class II, Subaccount	17,568,865
Ultra Series Large Cap Value Fund, Class I, Subaccount	84,500,707
Ultra Series Large Cap Value Fund, Class II, Subaccount	4,284,105
Ultra Series Mid Cap Fund, Class I, Subaccount	65,494,801
Ultra Series Mid Cap Fund, Class II, Subaccount	8,069,751
Ultra Series Moderate Allocation Fund, Class I, Subaccount	83,216,741
Ultra Series Moderate Allocation Fund, Class II, Subaccount	18,789,775
Vanguard VIF Money Market Portfolio, Subaccount	21,730,253

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2019.

CMFG Variable Annuity Account

Notes to Financial Statements

(5) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2020 were as follows:

	Purchases	Sales
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$1,066,923	$3,010,360
Franklin Income VIP Fund, Class 4, Subaccount	729,900	1,687,536
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	613,280	1,085,942
Templeton Developing Markets VIP Fund, Class 2, Subaccount	41,637	36,333
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	700,025	620,138
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	522,559	2,133,718
Invesco V.I. Growth and Income, Series II Shares, Subaccount	2,178,520	3,519,284
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II subaccount	7,636,503	7,805,162
MFS® Strategic Income Portfolio, Initial Class, Subaccount	19,844	88,127
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	17,643	31,540
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	285,531	3,107,608
Invesco Oppenheimer V.I. Main Street Small Cap Fund , Service Shares, Subaccount	285,148	1,251,587
Invesco Oppenheimer V.I. Main Street Fund, Service Shares, Subaccount	1,492,724	2,865,460
PIMCO Commodity - RealReturn® Strategy Portfolio, Advisor Class, Subaccount	793,852	830,553
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	438,732	2,528,100
PIMCO Total Return Portfolio, Advisor Class, Subaccount	1,542,561	6,538,486
T. Rowe Price International Stock Portfolio, Subaccount	209,447	457,885
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	874,266	1,983,092
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	197,563	301,190
Ultra Series Core Bond Fund, Class I, Subaccount	3,168,606	9,406,349
Ultra Series Core Bond Fund, Class II, Subaccount	801,929	3,245,643
Ultra Series Conservative Allocation Fund, Class I, Subaccount	4,359,277	8,680,808
Ultra Series Conservative Allocation Fund, Class II, Subaccount	1,839,124	4,962,934
Ultra Series Diversified Income Fund, Class I, Subaccount	6,403,148	15,128,990
Ultra Series Diversified Income Fund, Class II, Subaccount	1,876,674	6,984,365
Ultra Series Foundation Account, Class I, Subaccount	15,782	4,599
Ultra Series Foundation Account, Class II, Subaccount	596,444	2,406,792
Ultra Series High Income Fund, Class I, Subaccount	812,082	2,499,539
Ultra Series High Income Fund, Class II, Subaccount	278,406	772,649
Ultra Series International Stock Fund, Class I, Subaccount	685,500	2,819,625
Ultra Series International Stock Fund, Class II, Subaccount	252,164	1,532,248
Ultra Series Large Cap Growth Fund, Class I, Subaccount	6,083,929	10,193,934
Ultra Series Large Cap Growth Fund, Class II, Subaccount	1,392,147	3,600,073
Ultra Series Large Cap Value Fund, Class I, Subaccount	3,643,606	10,034,894
Ultra Series Large Cap Value Fund, Class II, Subaccount	320,966	855,444
Ultra Series Mid Cap Fund, Class I, Subaccount	7,593,866	8,812,909
Ultra Series Mid Cap Fund, Class II, Subaccount	859,738	1,575,036
Ultra Series Moderate Allocation Fund, Class I, Subaccount	9,589,134	13,825,787
Ultra Series Moderate Allocation Fund, Class II, Subaccount	2,394,243	2,841,104
Vanguard VIF Money Market Portfolio, Subaccount	8,918,530	8,504,295

CMFG Variable Annuity Account

Notes to Financial Statements

(5) Purchases and Sales of Investments (continued)

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2019 were as follows:

	Purchases	Sales
BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$785,779	$4,185,470
Franklin Income VIP Fund, Class 4, Subaccount	857,442	2,477,260
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	812,475	1,599,995
Templeton Developing Markets VIP Fund, Class 2, Subaccount	8,979	177,976
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	234,905	1,541,871
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	455,197	2,564,979
Invesco V.I. Growth and Income, Series II Shares, Subaccount	4,214,422	5,640,680
Invesco V.I. Discovery Mid Cap Growth, Series II Shares, Subaccount	1,042,818	1,918,928
MFS® Strategic Income Portfolio, Initial Class, Subaccount	20,995	88,130
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	13,561	63,371
Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	1,519,527	2,811,202
Invesco Oppenheimer V.I. Main Street Small Cap Fund , Service Shares, Subaccount	917,175	1,864,449
Invesco Oppenheimer V.I. Main Street Fund, Service Shares, Subaccount	2,800,860	4,268,787
PIMCO Commodity - RealReturn® Strategy Portfolio, Advisor Class, Subaccount	734,738	1,173,072
PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount	648,190	2,850,437
PIMCO Total Return Portfolio, Advisor Class, Subaccount	1,366,711	7,351,623
T. Rowe Price International Stock Portfolio, Subaccount	270,790	592,970
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	470,016	1,875,962
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	104,876	569,459
Ultra Series Core Bond Fund, Class I, Subaccount	1,920,030	9,271,418
Ultra Series Core Bond Fund, Class II, Subaccount	713,619	3,144,971
Ultra Series Conservative Allocation Fund, Class I, Subaccount	2,216,984	9,482,212
Ultra Series Conservative Allocation Fund, Class II, Subaccount	1,969,019	4,644,250
Ultra Series Diversified Income Fund, Class I, Subaccount	8,748,995	17,386,850
Ultra Series Diversified Income Fund, Class II, Subaccount	3,185,958	5,771,004
Ultra Series Foundation Account, Class I, Subaccount	10,099	4,520
Ultra Series Foundation Account, Class II, Subaccount	449,625	2,413,186
Ultra Series High Income Fund, Class I, Subaccount	996,512	3,458,243
Ultra Series High Income Fund, Class II, Subaccount	321,824	919,845
Ultra Series International Stock Fund, Class I, Subaccount	922,636	3,071,771
Ultra Series International Stock Fund, Class II, Subaccount	489,515	1,668,654
Ultra Series Large Cap Growth Fund, Class I, Subaccount	7,881,648	12,246,543
Ultra Series Large Cap Growth Fund, Class II, Subaccount	2,208,986	5,357,391
Ultra Series Large Cap Value Fund, Class I, Subaccount	7,889,601	13,367,276
Ultra Series Large Cap Value Fund, Class II, Subaccount	633,654	740,753
Ultra Series Mid Cap Fund, Class I, Subaccount	7,178,541	12,097,243
Ultra Series Mid Cap Fund, Class II, Subaccount	1,010,079	2,477,661
Ultra Series Moderate Allocation Fund, Class I, Subaccount	4,022,375	15,956,801
Ultra Series Moderate Allocation Fund, Class II, Subaccount	1,203,343	5,114,025
Vanguard VIF Money Market Portfolio, Subaccount	6,685,761	9,217,623

CMFG Variable Annuity Account

Notes to Financial Statements

(6) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2020 and 2019 were as follows:

	BlackRock Global Allocation V.I. Fund, Class III, Subaccount	Franklin Income VIP Fund, Class 4, Subaccount	Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount
Units outstanding at December 31, 2018	1,276,149	771,739	474,104
Units issued	41,615	526,315	472,302
Units redeemed	(322,555)	(670,705)	(563,873)
Units outstanding at December 31, 2019	995,209	627,349	382,533
Units issued	34,372	424,338	393,030
Units redeemed	(210,487)	(514,647)	(432,901)
Units outstanding at December 31, 2020	819,094	537,040	342,662

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	Invesco V.I. Government Securities Fund, Series II Shares, Subaccount
Units outstanding at December 31, 2018	48,716	524,004	1,323,393
Units issued	84	463,460	1,203,796
Units redeemed	(11,003)	(580,506)	(1,411,577)
Units outstanding at December 31, 2019	37,797	406,958	1,115,612
Units issued	11	429,910	1,039,451
Units redeemed	(1,689)	(443,145)	(1,191,834)
Units outstanding at December 31, 2020	36,119	393,723	963,229

	Invesco V.I. Growth and Income, Series II Shares, Subaccount	Invesco V.I. Discovery Mid Cap Growth, Series II Shares, Subaccount	Invesco Oppenheimer V.I. Global Strategic Income Fund, Service Shares, Subaccount
Units outstanding at December 31, 2018	1,750,383	401,080	77,666
Units issued	1,640,478	367,517	22
Units redeemed	(1,897,133)	(459,065)	(11,387)
Units outstanding at December 31, 2019	1,493,728	309,532	66,301
Units issued	1,513,449	999,922	25
Units redeemed	(1,610,283)	(844,221)	(5,494)
Units outstanding at December 31, 2020	1,396,894	465,233	60,832

	Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount	Invesco Oppenheimer V.I. Main Street Small Cap Fund®/VA, Service Shares, Subaccount	Invesco Oppenheimer V.I. Main Street Fund, Service Shares, Subaccount
Units outstanding at December 31, 2018	1,206,395	371,296	874,156
Units issued	1,188,671	338,675	736,363
Units redeemed	(1,340,446)	(408,263)	(930,917)
Units outstanding at December 31, 2019	1,054,620	301,708	679,602
Units issued	918,744	283,784	560,034
Units redeemed	(1,129,811)	(325,242)	(681,415)
Units outstanding at December 31, 2020	843,553	260,250	558,221

CMFG Variable Annuity Account

Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	MFS® Strategic Income Portfolio, Initial Class, Subaccount	PIMCO Commodity - RealReturn® Strategy Portfolio, Advisor Class, Subaccount	PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount
Units outstanding at December 31, 2018	26,225	1,831,145	1,345,584
Units issued	5	1,951,782	1,281,685
Units redeemed	(3,249)	(2,115,909)	(1,476,142)
Units outstanding at December 31, 2019	22,981	1,667,018	1,151,127
Units issued	4	1,811,567	1,061,492
Units redeemed	(3,171)	(1,883,516)	(1,242,960)
Units outstanding at December 31, 2020	19,814	1,595,069	969,659

	PIMCO Total Return Portfolio, Advisor Class, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount	Ultra Series Aggressive Allocation Fund, Class I, Subaccount
Units outstanding at December 31, 2018	2,503,333	191,331	599,201
Units issued	2,118,616	71	141,454
Units redeemed	(2,584,753)	(22,930)	(251,266)
Units outstanding at December 31, 2019	2,037,196	168,472	489,389
Units issued	1,634,042	515	112,337
Units redeemed	(2,006,364)	(15,981)	(229,724)
Units outstanding at December 31, 2020	1,664,874	153,006	372,002

	Ultra Series Aggressive Allocation Fund, Class II, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class II, Subaccount
Units outstanding at December 31, 2018	74,285	3,475,004	1,213,734
Units issued	2,536	2,768,717	1,092,885
Units redeemed	(24,303)	(3,293,547)	(1,308,090)
Units outstanding at December 31, 2019	52,518	2,950,174	998,529
Units issued	3,094	2,179,538	838,512
Units redeemed	(13,920)	(2,641,338)	(1,057,501)
Units outstanding at December 31, 2020	41,692	2,488,374	779,540

	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class II, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount
Units outstanding at December 31, 2018	3,446,361	1,455,575	4,227,210
Units issued	756,320	608,195	1,507,245
Units redeemed	(1,300,867)	(786,273)	(2,102,060)
Units outstanding at December 31, 2019	2,901,814	1,277,497	3,632,395
Units issued	678,600	499,622	1,314,655
Units redeemed	(1,104,530)	(729,529)	(1,783,160)
Units outstanding at December 31, 2020	2,475,884	1,047,590	3,163,890

CMFG Variable Annuity Account

Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series Diversified Income Fund, Class II, Subaccount	Ultra Series Foundation Account, Class I, Subaccount	Ultra Series Foundation Account, Class II, Subaccount
Units outstanding at December 31, 2018	1,701,676	26,088	1,487,234
Units issued	158,145	121	8,068
Units redeemed	(376,329)	(1)	(202,608)
Units outstanding at December 31, 2019	1,483,492	26,208	1,292,694
Units issued	145,810	101	5,178
Units redeemed	(425,633)	(1)	(188,258)
Units outstanding at December 31, 2020	1,203,669	26,308	1,109,614

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series High Income Fund, Class II, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount
Units outstanding at December 31, 2018	828,281	291,673	1,156,005
Units issued	643,384	271,088	1,029,616
Units redeemed	(784,944)	(315,214)	(1,152,921)
Units outstanding at December 31, 2019	686,721	247,547	1,032,700
Units issued	530,851	222,216	896,769
Units redeemed	(634,639)	(260,492)	(1,010,886)
Units outstanding at December 31, 2020	582,933	209,271	918,583

	Ultra Series International Stock Fund, Class II, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class II, Subaccount
Units outstanding at December 31, 2018	614,729	2,299,252	686,122
Units issued	606,581	1,255,419	577,494
Units redeemed	(677,087)	(1,603,233)	(735,581)
Units outstanding at December 31, 2019	544,223	1,951,438	528,035
Units issued	516,649	1,041,240	460,344
Units redeemed	(592,201)	(1,312,959)	(562,311)
Units outstanding at December 31, 2020	468,671	1,679,719	426,068

	Ultra Series Large Cap Value Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class II, Subaccount	Ultra Series Mid Cap Fund, Class I, Subaccount
Units outstanding at December 31, 2018	3,330,756	169,476	1,824,380
Units issued	1,950,839	169,711	1,003,334
Units redeemed	(2,373,342)	(184,938)	(1,285,959)
Units outstanding at December 31, 2019	2,908,253	154,249	1,541,755
Units issued	1,796,144	141,228	809,761
Units redeemed	(2,093,604)	(166,982)	(997,285)
Units outstanding at December 31, 2020	2,610,793	128,495	1,354,231

CMFG Variable Annuity Account

Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series Mid Cap Fund, Class II, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class II, Subaccount
Units outstanding at December 31, 2018	277,421	6,223,927	1,109,854
Units issued	231,029	961,116	317,597
Units redeemed	(294,585)	(1,902,669)	(532,490)
Units outstanding at December 31, 2019	213,865	5,282,374	894,961
Units issued	182,874	842,974	276,606
Units redeemed	(223,359)	(1,600,786)	(378,508)
Units outstanding at December 31, 2020	173,380	4,524,562	793,059

Vanguard VIF Money Market Portfolio, Subaccount
Units outstanding at December 31, 2018	2,434,873
Units issued	2,223,258
Units redeemed	(2,498,818)
Units outstanding at December 31, 2019	2,159,313
Units issued	2,202,687
Units redeemed	(2,142,202)
Units outstanding at December 31, 2020	2,219,798

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights

The table below provides financial highlights for each subaccount for the year ended December 31, 2020 and the four preceding years ended December 31. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period. The unit value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratios. In addition, the lowest unit value and total return can exceed the highest unit value and total return due to timing of when amounts were actually invested in the respective contract by contract owners.

As of						For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio

BlackRock Global Allocation V.I. Fund, Class III, Subaccount

12/31/2020	819	$18.06	to	$17.44	$14,778	1.21%	1.30% to 1.80%	19.13%	to	18.48%
12/31/2019	995	15.16	to	14.72	15,076	1.14%	1.30% to 1.80%	16.35%	to	15.81%
12/31/2018	1,276	13.03	to	12.71	16,619	0.76%	1.30% to 1.80%	-8.75%	to	-9.08%
12/31/2017	1,780	14.28	to	13.98	25,405	1.20%	1.30% to 1.80%	12.18%	to	11.57%
12/31/2016	2,103	12.73	to	12.53	26,757	1.09%	1.30% to 1.80%	2.50%	to	2.12%

Franklin Income VIP Fund, Class 4, Subaccount

12/31/2020	537	$16.25	to	$16.27	$8,537	5.54%	1.15% to 1.80%	-0.55%	to	-1.27%
12/31/2019	627	16.34	to	16.48	10,050	5.02%	1.15% to 1.80%	14.83%	to	14.05%
12/31/2018	772	14.23	to	14.45	10,792	4.63%	1.15% to 1.80%	-5.45%	to	-6.17%
12/31/2017	1,002	15.05	to	15.40	14,872	3.94%	1.15% to 1.80%	8.27%	to	7.62%
12/31/2016	1,250	13.90	to	14.31	17,139	4.78%	1.15% to 1.80%	12.64%	to	11.80%

Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount

12/31/2020	343	$16.10	to	$16.30	$5,374	2.18%	1.15% to 1.80%	-5.63%	to	-6.27%
12/31/2019	383	17.06	to	17.39	6,375	1.34%	1.15% to 1.80%	22.82%	to	22.04%
12/31/2018	474	13.89	to	14.25	6,452	2.07%	1.15% to 1.80%	-12.31%	to	-12.90%
12/31/2017	577	15.84	to	16.36	8,974	1.54%	1.15% to 1.80%	7.24%	to	6.58%
12/31/2016	749	14.77	to	15.35	10,889	1.47%	1.15% to 1.80%	10.72%	to	10.11%

Templeton Developing Markets VIP Fund, Class 2, Subaccount

12/31/2020	36	$20.13	to	(a)	$727	4.44%	1.40%	15.62%	to	(a)
12/31/2019	38	17.41	to	(a)	658	1.01%	1.40%	24.98%	to	(a)
12/31/2018	49	13.93	to	(a)	679	0.87%	1.40%	-16.89%	to	(a)
12/31/2017	55	16.76	to	(a)	914	0.98%	1.40%	38.51%	to	(a)
12/31/2016	59	12.10	to	(a)	709	0.80%	1.40%	15.68%	to	(a)

Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount

12/31/2020	394	$11.64	to	$12.88	$4,391	4.69%	1.15% to 1.80%	-13.59%	to	-14.13%
12/31/2019	407	13.47	to	15.00	5,257	3.25%	1.15% to 1.80%	21.24%	to	20.39%
12/31/2018	524	11.11	to	12.46	5,593	3.53%	1.15% to 1.80%	-7.34%	to	-7.98%
12/31/2017	643	11.99	to	13.54	7,429	2.97%	1.15% to 1.80%	11.33%	to	10.71%
12/31/2016	777	10.77	to	12.23	8,052	1.35%	1.15% to 1.80%	0.56%	to	0.00%

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio

Invesco V.I. Government Securities Fund, Series II Shares, Subaccount
12/31/2020	963	$11.33	to	$10.65	$10,868	2.06%	1.30% to 1.80%	4.62%	to	4.11%
12/31/2019	1,116	10.83	to	10.23	12,037	2.09%	1.30% to 1.80%	4.44%	to	3.86%
12/31/2018	1,323	10.37	to	9.85	13,681	1.90%	1.30% to 1.80%	-1.14%	to	-1.40%
12/31/2017	1,565	10.49	to	9.99	16,374	1.84%	1.30% to 1.80%	0.38%	to	0.00%
12/31/2016	1,712	10.45	to	9.99	17,852	1.74%	1.30% to 1.80%	-0.29%	to	-0.70%

Invesco V.I. Growth and Income, Series II Shares, Subaccount

12/31/2020	1,397	$20.13	to	$20.51	$27,609	2.07%	1.15% to 1.80%	0.55%	to	0.05%
12/31/2019	1,494	20.02	to	20.50	29,403	1.49%	1.15% to 1.80%	23.43%	to	22.53%
12/31/2018	1,750	16.22	to	16.73	27,967	1.70%	1.15% to 1.80%	-14.54%	to	-15.12%
12/31/2017	2,197	18.98	to	19.71	41,186	1.21%	1.15% to 1.80%	11.19%	to	12.05%
12/31/2016	3,132	17.07	to	17.59	52,155	0.88%	1.15% to 1.80%	17.97%	to	17.27%

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund - Series II subaccount

12/31/2020	465	$14.67	to	$14.62	$6,818	0.00%	1.15% to 1.80%	-31.51%	to	-33.48%
12/31/2019	310	21.42	to	21.98	6,630	0.00%	1.15% to 1.80%	32.39%	to	31.70%
12/31/2018	401	16.18	to	16.69	6,497	0.00%	1.15% to 1.80%	-6.96%	to	-7.59%
12/31/2017	596	17.39	to	18.06	10,404	0.00%	1.15% to 1.80%	17.03%	to	20.00%
12/31/2016	798	14.86	to	15.05	11,593	0.00%	1.15% to 1.80%	-0.54%	to	-1.25%

Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount

12/31/2020	61	$5.04	to	(a)	$307	5.83%	1.40%	1.61%	to	(a)
12/31/2019	66	4.96	to	(a)	329	3.71%	1.40%	8.30%	to	(a)
12/31/2018	78	4.58	to	(a)	356	4.98%	1.40%	-5.95%	to	(a)
12/31/2017	88	4.87	to	(a)	426	2.31%	1.40%	4.06%	to	(a)
12/31/2016	101	4.68	to	(a)	471	4.84%	1.40%	4.93%	to	(a)

Invesco Oppenheimer V.I. International Growth Fund, Service Shares, Subaccount

12/31/2020	844	$17.09	to	$16.96	$13,873	0.64%	1.15% to 1.80%	19.68%	to	18.93%
12/31/2019	1,055	14.28	to	14.26	14,523	0.72%	1.15% to 1.80%	26.60%	to	25.64%
12/31/2018	1,206	11.28	to	11.35	13,165	0.59%	1.15% to 1.80%	-20.51%	to	-21.13%
12/31/2017	1,534	14.19	to	14.39	21,138	1.14%	1.15% to 1.80%	24.91%	to	24.16%
12/31/2016	1,980	11.36	to	11.59	21,867	0.83%	1.15% to 1.80%	-3.73%	to	-4.37%

Invesco Oppenheimer V.I. Main Street Small Cap Fund , Service Shares, Subaccount

12/31/2020	260	$29.08	to	$28.20	$7,381	0.38%	1.15% to 1.80%	18.21%	to	17.50%
12/31/2019	302	24.60	to	24.00	7,247	0.00%	1.15% to 1.80%	24.68%	to	23.90%
12/31/2018	371	19.73	to	19.37	7,169	0.06%	1.15% to 1.80%	-11.56%	to	-12.15%
12/31/2017	511	22.31	to	22.05	11,176	0.63%	1.15% to 1.80%	12.56%	to	11.93%
12/31/2016	701	19.82	to	19.70	13,647	0.26%	1.15% to 1.80%	16.45%	to	15.61%

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

As of					For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio

Invesco Oppenheimer V.I. Main Street Fund, Service Shares, Subaccount

12/31/2020	558	$25.66	to	$26.05	$13,975	1.15%	1.15% to 1.80%	12.35%	to	11.71%
12/31/2019	680	22.84	to	23.32	15,163	0.81%	1.15% to 1.80%	30.44%	to	29.41%
12/31/2018	874	17.51	to	18.02	15,006	0.90%	1.15% to 1.80%	-9.09%	to	-9.72%
12/31/2017	1,094	19.26	to	19.96	20,713	1.00%	1.15% to 1.80%	15.26%	to	14.58%
12/31/2016	1,530	16.71	to	17.42	25,151	0.87%	1.15% to 1.80%	9.93%	to	9.42%

MFS® Strategic Income Portfolio, Initial Class, Subaccount

12/31/2020	20	$27.21	to	(a)	$539	3.53%	1.40%	7.85%	to	(a)
12/31/2019	23	25.23	to	(a)	580	3.39%	1.40%	10.08%	to	(a)
12/31/2018	26	22.92	to	(a)	601	3.96%	1.40%	-3.41%	to	(a)
12/31/2017	28	23.73	to	(a)	670	4.57%	1.40%	4.77%	to	(a)
12/31/2016	31	22.65	to	(a)	712	3.03%	1.40%	6.69%	to	(a)

PIMCO Commodity - RealReturn® Strategy Portfolio, Advisor Class, Subaccount

12/31/2020	1,595	$4.08	to	$3.54	$6,380	6.51%	1.15% to 1.80%	0.25%	to	-0.56%
12/31/2019	1,667	4.07	to	3.56	6,699	4.23%	1.15% to 1.80%	10.00%	to	9.20%
12/31/2018	1,831	3.70	to	3.26	6,704	1.98%	1.15% to 1.80%	-14.94%	to	-15.32%
12/31/2017	2,173	4.35	to	3.85	9,367	11.02%	1.15% to 1.80%	1.16%	to	-0.26%
12/31/2016	2,649	4.30	to	3.86	11,331	1.00%	1.15% to 1.80%	14.06%	to	12.87%

PIMCO Global Bond Opportunities Portfolio (Unhedged), Advisor Class, Subaccount

12/31/2020	970	$13.64	to	$12.62	$12,903	2.38%	1.15% to 1.80%	8.77%	to	7.96%
12/31/2019	1,151	12.54	to	11.69	14,107	2.28%	1.15% to 1.80%	4.67%	to	4.19%
12/31/2018	1,346	11.98	to	11.22	15,782	6.10%	1.15% to 1.80%	-5.37%	to	-5.87%
12/31/2017	1,618	12.66	to	11.92	20,091	1.81%	1.15% to 1.80%	7.29%	to	6.43%
12/31/2016	1,997	11.80	to	11.20	23,127	1.41%	1.15% to 1.80%	2.88%	to	2.10%

PIMCO Total Return Portfolio, Advisor Class, Subaccount

12/31/2020	1,665	$15.58	to	$14.68	$25,504	1.97%	1.15% to 1.80%	7.30%	to	6.61%
12/31/2019	2,037	14.52	to	13.77	29,110	2.83%	1.15% to 1.80%	7.08%	to	6.33%
12/31/2018	2,503	13.56	to	12.95	33,454	2.43%	1.15% to 1.80%	-1.88%	to	-2.48%
12/31/2017	2,943	13.82	to	13.28	40,118	1.92%	1.15% to 1.80%	3.75%	to	2.95%
12/31/2016	3,716	13.32	to	12.90	48,951	1.99%	1.15% to 1.80%	1.45%	to	0.70%

T. Rowe Price International Stock Portfolio, Subaccount

12/31/2020	153	$28.94	to	(a)	$4,428	0.59%	1.40%	12.83%	to	(a)
12/31/2019	168	25.65	to	(a)	4,321	2.30%	1.40%	26.04%	to	(a)
12/31/2018	191	20.35	to	(a)	3,894	1.27%	1.40%	-15.31%	to	(a)
12/31/2017	219	24.03	to	(a)	5,254	1.05%	1.40%	26.08%	to	(a)
12/31/2016	251	19.06	to	(a)	4,773	1.02%	1.40%	0.74%	to	(a)

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the year ended
	Units (000’s)	Unit Value for Lowest to Highest Expense Ratio			Net Assets (000’s)	(1) Investment Income Ratio	(2) Expense Ratio Lowest to Highest	(3) Total Return for Lowest to Highest Expense Ratio

Ultra Series Aggressive Allocation Fund, Class I, Subaccount

12/31/2020	372	$16.81	to	$17.43	$6,416	1.25%	1.15% to 1.80%	8.80%	to	8.13%
12/31/2019	489	15.45	to	16.12	7,758	1.48%	1.15% to 1.80%	18.21%	to	17.66%
12/31/2018	599	13.07	to	13.70	8,050	1.81%	1.15% to 1.80%	-7.24%	to	-7.87%
12/31/2017	645	14.09	to	14.87	9,385	1.72%	1.15% to 1.80%	17.12%	to	16.44%
12/31/2016	713	12.03	to	12.77	8,870	1.75%	1.15% to 1.80%	7.51%	to	6.77%

Ultra Series Aggressive Allocation Fund, Class II, Subaccount

12/31/2020	42	$26.26	to	(b)	$1,095	0.93%	1.30%	8.42%	to	(b)
12/31/2019	53	24.22	to	(b)	1,272	1.11%	1.30%	17.86%	to	(b)
12/31/2018	74	20.55	to	(b)	1,527	1.25%	1.30%	-7.64%	to	(b)
12/31/2017	102	22.25	to	(b)	2,267	1.52%	1.30%	16.68%	to	(b)
12/31/2016	107	19.07	to	(b)	2,032	1.76%	1.30%	7.26%	to	(b)

Ultra Series Core Bond Fund, Class I, Subaccount

12/31/2020	2,488	$18.71	to	$13.03	$42,185	2.43%	1.15% to 1.80%	7.65%	to	6.98%
12/31/2019	2,950	17.38	to	12.18	46,422	2.55%	1.15% to 1.80%	7.02%	to	6.47%
12/31/2018	3,475	16.24	to	11.44	51,077	2.98%	1.15% to 1.80%	-1.69%	to	-2.47%
12/31/2017	4,004	16.52	to	11.73	59,974	2.79%	1.15% to 1.80%	1.91%	to	1.38%
12/31/2016	4,614	16.21	to	11.57	68,135	2.81%	1.15% to 1.80%	1.57%	to	0.78%

Ultra Series Core Bond Fund, Class II, Subaccount

12/31/2020	780	$13.12	to	$12.33	$10,170	2.14%	1.30% to 1.80%	7.28%	to	6.75%
12/31/2019	999	12.23	to	11.55	12,122	1.07%	1.30% to 1.80%	6.63%	to	6.35%
12/31/2018	1,214	11.47	to	10.86	13,827	2.81%	1.30% to 1.80%	-2.13%	to	-2.60%
12/31/2017	1,348	11.72	to	11.15	15,694	2.66%	1.30% to 1.80%	1.47%	to	1.00%
12/31/2016	1,395	11.55	to	11.04	16,058	2.48%	1.30% to 1.80%	0.96%	to	0.55%

Ultra Series Conservative Allocation Fund, Class I, Subaccount

12/31/2020	2,476	$16.07	to	$14.72	$39,865	1.97%	1.15% to 1.80%	8.29%	to	7.52%
12/31/2019	2,902	14.84	to	13.69	43,182	1.75%	1.15% to 1.80%	11.83%	to	10.85%
12/31/2018	3,446	13.27	to	12.35	46,021	2.26%	1.15% to 1.80%	-3.56%	to	-4.26%
12/31/2017	4,122	13.76	to	12.90	57,227	1.96%	1.15% to 1.80%	9.03%	to	8.31%
12/31/2016	5,101	12.62	to	11.91	65,088	1.84%	1.15% to 1.80%	4.21%	to	3.39%

Ultra Series Conservative Allocation Fund, Class II, Subaccount

12/31/2020	1,048	$18.58	to	$16.92	$19,406	1.57%	1.30% to 1.80%	7.71%	to	7.16%
12/31/2019	1,277	17.25	to	15.79	21,984	1.56%	1.30% to 1.80%	11.22%	to	10.73%
12/31/2018	1,456	15.51	to	14.26	22,527	1.90%	1.30% to 1.80%	-3.96%	to	-4.49%
12/31/2017	1,848	16.15	to	14.93	29,771	1.76%	1.30% to 1.80%	8.53%	to	8.03%
12/31/2016	2,097	14.88	to	13.82	31,116	1.55%	1.30% to 1.80%	3.77%	to	3.44%

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the year ended
							(2)		(3)
		Unit Value for				(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Net Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series Diversified Income Fund, Class I, Subaccount

12/31/2020	3,164	$24.95	to	$20.24	$92,061	2.11%	1.15% to 1.80%	6.53%	to	5.80%
12/31/2019	3,632	23.42	to	19.13	99,600	1.95%	1.15% to 1.80%	18.40%	to	17.58%
12/31/2018	4,227	19.78	to	16.27	97,863	2.28%	1.15% to 1.80%	-1.93%	to	-2.57%
12/31/2017	4,826	20.17	to	16.70	114,362	2.16%	1.15% to 1.80%	12.18%	to	11.41%
12/31/2016	5,446	17.98	to	14.99	115,562	2.30%	1.15% to 1.80%	7.66%	to	6.92%

Ultra Series Diversified Income Fund, Class II, Subaccount

12/31/2020	1,204	$24.30	to	$22.98	$29,102	1.79%	1.30% to 1.80%	6.11%	to	5.51%
12/31/2019	1,483	22.90	to	21.78	33,801	1.82%	1.30% to 1.80%	17.80%	to	17.22%
12/31/2018	1,702	19.44	to	18.58	32,925	2.05%	1.30% to 1.80%	-2.31%	to	-2.82%
12/31/2017	2,044	19.90	to	19.12	40,526	2.02%	1.30% to 1.80%	11.61%	to	10.97%
12/31/2016	2,282	17.83	to	17.23	40,548	2.25%	1.30% to 1.80%	7.28%	to	6.69%

Ultra Series Foundation Account, Class I, Subaccount

12/31/2020	26	$12.36	to	(a)	$325	2.74%	1.30%	7.48%	to	(a)
12/31/2019	26	11.50	to	(a)	301	2.95%	1.30%	6.78%	to	(a)
12/31/2018	26	10.77	to	(a)	281	3.16%	1.30%	-1.91%	to	(a)
12/31/2017	27	10.98	to	(a)	294	2.85%	1.30%	1.76%	to	(a)
12/31/2016	30	10.79	to	(a)	328	3.02%	1.30%	1.41%	to	(a)

Ultra Series Foundation Account, Class II, Subaccount

12/31/2020	1,110	$12.24	to	$11.63	$13,551	2.27%	1.30% to 1.80%	7.18%	to	6.80%
12/31/2019	1,293	11.42	to	10.89	14,733	2.21%	1.30% to 1.80%	6.73%	to	6.45%
12/31/2018	1,487	10.70	to	10.23	15,886	2.75%	1.30% to 1.80%	-2.10%	to	-2.57%
12/31/2017	1,792	10.93	to	10.50	19,558	2.51%	1.30% to 1.80%	1.58%	to	1.16%
12/31/2016	2,058	10.76	to	10.38	22,107	2.69%	1.30% to 1.80%	0.94%	to	0.48%

Ultra Series High Income Fund, Class I, Subaccount

12/31/2020	583	$26.02	to	$16.53	$13,086	4.73%	1.15% to 1.80%	4.71%	to	4.29%
12/31/2019	687	24.85	to	15.85	14,719	4.37%	1.15% to 1.80%	7.44%	to	6.73%
12/31/2018	828	23.13	to	14.85	16,539	5.13%	1.15% to 1.80%	-4.34%	to	-4.93%
12/31/2017	935	24.18	to	15.62	19,541	4.70%	1.15% to 1.80%	5.18%	to	4.27%
12/31/2016	1,057	22.99	to	14.98	20,991	4.92%	1.15% to 1.80%	10.80%	to	10.23%

Ultra Series High Income Fund, Class II, Subaccount

12/31/2020	209	$17.82	to	$16.37	$3,693	4.52%	1.30% to 1.80%	4.33%	to	3.80%
12/31/2019	248	17.08	to	15.77	4,181	4.21%	1.30% to 1.80%	7.02%	to	6.41%
12/31/2018	292	15.96	to	14.82	4,605	4.82%	1.30% to 1.80%	-4.66%	to	-5.24%
12/31/2017	335	16.74	to	15.64	5,562	4.63%	1.30% to 1.80%	4.76%	to	4.20%
12/31/2016	334	15.98	to	15.01	5,314	4.60%	1.30% to 1.80%	10.44%	to	9.88%

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the year ended
							(2)		(3)
		Unit Value for			Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio
Ultra Series International Stock Fund, Class I, Subaccount
12/31/2020	919	$20.69	to	$10.60	$19,140	1.01%	1.15% to 1.80%	7.09%	to	6.32%
12/31/2019	1,033	19.32	to	9.97	20,131	1.71%	1.15% to 1.80%	19.41%	to	18.69%
12/31/2018	1,156	16.18	to	8.40	18,896	1.57%	1.15% to 1.80%	-14.66%	to	-15.15%
12/31/2017	1,294	18.96	to	9.90	24,795	1.22%	1.15% to 1.80%	21.07%	to	20.58%
12/31/2016	1,526	15.66	to	8.21	24,036	1.69%	1.15% to 1.80%	-3.99%	to	-4.65%
Ultra Series International Stock Fund, Class II, Subaccount
12/31/2020	469	$19.38	to	$16.79	$8,919	0.74%	1.30% to 1.80%	6.72%	to	6.13%
12/31/2019	544	18.16	to	15.82	9,691	1.48%	1.30% to 1.80%	18.93%	to	18.59%
12/31/2018	615	15.27	to	13.34	9,219	1.35%	1.30% to 1.80%	-14.98%	to	-15.46%
12/31/2017	750	17.96	to	15.78	13,257	1.05%	1.30% to 1.80%	20.70%	to	20.09%
12/31/2016	870	14.88	to	13.14	12,796	1.59%	1.30% to 1.80%	-4.43%	to	-4.78%
Ultra Series Large Cap Growth Fund, Class I, Subaccount
12/31/2020	1,680	$25.34	to	$23.94	$66,123	0.45%	1.15% to 1.80%	12.62%	to	12.03%
12/31/2019	1,951	22.50	to	21.37	67,720	0.57%	1.15% to 1.80%	29.61%	to	28.73%
12/31/2018	2,299	17.36	to	16.60	61,428	0.67%	1.15% to 1.80%	-1.36%	to	-2.01%
12/31/2017	2,682	17.60	to	16.94	72,371	0.74%	1.15% to 1.80%	20.96%	to	20.14%
12/31/2016	3,109	14.55	to	14.10	69,772	0.80%	1.15% to 1.80%	4.53%	to	3.75%
Ultra Series Large Cap Growth Fund, Class II, Subaccount
12/31/2020	426	$37.83	to	$34.24	$15,900	0.25%	1.30% to 1.80%	12.16%	to	11.60%
12/31/2019	528	33.73	to	30.68	17,569	0.33%	1.30% to 1.80%	29.09%	to	28.48%
12/31/2018	686	26.13	to	23.88	17,704	0.51%	1.30% to 1.80%	-1.80%	to	-2.33%
12/31/2017	891	26.61	to	24.45	23,445	0.58%	1.30% to 1.80%	20.41%	to	19.74%
12/31/2016	1,085	22.10	to	20.42	23,774	0.64%	1.30% to 1.80%	4.10%	to	3.60%
Ultra Series Large Cap Value Fund, Class I, Subaccount
12/31/2020	2,611	$18.80	to	$14.50	$71,882	1.66%	1.15% to 1.80%	-5.05%	to	-5.97%
12/31/2019	2,908	19.80	to	15.42	84,501	1.37%	1.15% to 1.80%	23.60%	to	22.67%
12/31/2018	3,331	16.02	to	12.57	78,335	1.48%	1.15% to 1.80%	-13.55%	to	-14.14%
12/31/2017	3,808	18.53	to	14.64	104,030	2.30%	1.15% to 1.80%	14.88%	to	14.11%
12/31/2016	4,369	16.13	to	12.83	104,192	1.45%	1.15% to 1.80%	11.70%	to	10.89%
Ultra Series Large Cap Value Fund, Class II, Subaccount
12/31/2020	128	$26.86	to	$24.43	$3,388	1.42%	1.30% to 1.80%	-5.42%	to	-5.89%
12/31/2019	154	28.40	to	25.96	4,284	1.18%	1.30% to 1.80%	22.94%	to	22.34%
12/31/2018	169	23.10	to	21.22	3,829	1.28%	1.30% to 1.80%	-13.97%	to	-14.30%
12/31/2017	211	26.85	to	24.76	5,539	2.22%	1.30% to 1.80%	14.50%	to	13.89%
12/31/2016	202	23.45	to	21.74	4,709	1.31%	1.30% to 1.80%	11.30%	to	10.64%

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the year ended
							(2)		(3)
		Unit Value for				(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Net Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series Mid Cap Fund, Class I, Subaccount

12/31/2020	1,354	$46.28	to	$24.08	$62,690	0.00%	1.15% to 1.80%	8.43%	to	7.89%
12/31/2019	1,542	42.68	to	22.32	65,495	0.00%	1.15% to 1.80%	32.75%	to	31.84%
12/31/2018	1,824	32.15	to	16.93	58,237	0.00%	1.15% to 1.80%	-2.63%	to	-3.15%
12/31/2017	2,104	33.02	to	17.48	68,776	0.00%	1.15% to 1.80%	14.37%	to	13.65%
12/31/2016	2,498	28.87	to	15.38	71,047	0.02%	1.15% to 1.80%	11.55%	to	10.81%

Ultra Series Mid Cap Fund, Class II, Subaccount

12/31/2020	173	$41.15	to	$38.27	$7,069	0.00%	1.30% to 1.80%	7.98%	to	7.47%
12/31/2019	214	38.11	to	35.61	8,070	0.00%	1.30% to 1.80%	32.28%	to	31.55%
12/31/2018	277	28.81	to	27.07	7,921	0.00%	1.30% to 1.80%	-2.96%	to	-3.49%
12/31/2017	357	29.69	to	28.05	10,509	0.00%	1.30% to 1.80%	13.97%	to	13.38%
12/31/2016	430	26.05	to	24.74	11,142	0.00%	1.30% to 1.80%	11.13%	to	10.55%

Ultra Series Moderate Allocation Fund, Class I, Subaccount

12/31/2020	4,525	$16.78	to	$14.79	$77,402	1.53%	1.15% to 1.80%	8.75%	to	8.19%
12/31/2019	5,282	15.43	to	13.67	83,217	2.08%	1.15% to 1.80%	15.41%	to	14.59%
12/31/2018	6,224	13.37	to	11.93	85,176	1.04%	1.15% to 1.80%	-5.45%	to	-6.06%
12/31/2017	7,248	14.14	to	12.70	105,079	1.92%	1.15% to 1.80%	13.57%	to	12.59%
12/31/2016	8,436	12.45	to	11.28	108,142	1.84%	1.15% to 1.80%	6.14%	to	5.42%

Ultra Series Moderate Allocation Fund, Class II, Subaccount

12/31/2020	793	$22.87	to	$21.03	$18,046	1.20%	1.30% to 1.80%	8.44%	to	7.85%
12/31/2019	895	21.09	to	19.50	18,790	1.65%	1.30% to 1.80%	14.74%	to	14.17%
12/31/2018	1,110	18.38	to	17.08	20,302	0.78%	1.30% to 1.80%	-5.79%	to	-6.36%
12/31/2017	1,377	19.51	to	18.24	26,765	1.60%	1.30% to 1.80%	12.97%	to	12.45%
12/31/2016	1,618	17.27	to	16.22	27,870	1.52%	1.30% to 1.80%	5.69%	to	5.26%

Vanguard VIF Money Market Portfolio, Subaccount

12/31/2020	2,220	$10.05	to	$9.68	$22,144	0.51%	1.15% to 1.80%	-0.79%	to	-1.43%
12/31/2019	2,159	10.13	to	9.82	21,730	2.17%	1.15% to 1.80%	1.20%	to	0.51%
12/31/2018	2,435	10.01	to	9.77	24,262	1.93%	1.15% to 1.80%	0.81%	to	0.10%
12/31/2017	3,087	9.93	to	9.76	30,548	1.04%	1.15% to 1.80%	0.00%	to	-1.11%
12/31/2016(c)	3,109	9.93	to	9.87	15,405	48.00%	1.15% to 1.80%	-0.70%	to	-1.30%

CMFG Variable Annuity Account

Notes to Financial Statements

(7) Financial Highlights (continued)

(1)	The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the daily average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)	The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting primarily of mortality and expense risk charges, as defined in the Account Charges note. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3)	The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods is presented as a range of lowest to highest percentages based on the product grouping representing the lowest and highest expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)	This subaccount is only available in the MEMBERS Variable Annuity product that offers one class and expense ratio, therefore a range of lowest to highest is not presented.

(b)	This subaccount is only available in the MEMBERS Variable Annuity III product that offers multiple classes and expense ratios, therefore a range of lowest to highest is presented if contract owners have invested in multiple classes for the respective subaccount.

(c)	For the period of February 15, 2016 to December 31, 2016 with a beginning unit value of $10.00. Total return is based on the beginning unit value. The Subaccount commenced operations effective February 12, 2016.

(8) Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG Life Insurance Company

and Subsidiary

Consolidated Statutory Basis Financial Statements for CMFG Life Insurance Company and Subsidiary as of December 31, 2020 and 2019 and for each of the Three Years Ended December 31, 2020, 2019 and 2018, Supplemental Schedules as of and for each of the Years Ended December 31, 2020 and 2019 and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Audit Committee and Stockholder of
CMFG Life Insurance Company and Subsidiary
Waverly, Iowa

We have audited the accompanying consolidated statutory basis financial statements of CMFG Life Insurance Company and Subsidiary (collectively, the “Company”), which comprise the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related consolidated statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the consolidated statutory basis financial statements.

Management’s Responsibility for the Consolidated Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the consolidated statutory basis financial statements, the consolidated statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division.

The effects on the consolidated statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 to the consolidated statutory basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the consolidated statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of CMFG Life Insurance Company and Subsidiary as of December 31, 2020 and 2019, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of CMFG Life Insurance Company and Subsidiary as of December 31, 2020 and 2019, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as described in Note 2 to the consolidated statutory basis financial statements.

Report on Supplemental Schedules

Our audits were conducted for the purpose of forming an opinion on the consolidated statutory basis financial statements as a whole. The consolidating statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019 and the consolidating statutory basis statements of operations, changes in capital and surplus, and cash flows (collectively “consolidating information”) for the years then ended are presented for the purpose of additional analysis of the consolidated statutory basis financial statements rather than to present the statutory basis financial statements of admitted assets, liabilities and capital and surplus, operations, changes in capital and surplus, and cash flows of the individual companies and are not a required part of the consolidated statutory basis financial statements. The supplemental schedules of selected financial data, summary investment schedules, supplemental investment risks interrogatories, and reinsurance contract interrogatories as of and for the year ended December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 consolidated statutory basis financial statements. The consolidating information and schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements. Such consolidating information and schedules have been subjected to the auditing procedures applied in our audits of the 2020 and 2019 consolidated statutory basis financial statements and certain additional procedures, including comparing and reconciling such consolidating information and schedules directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements or to the consolidated statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such consolidating information as of and for the years ended December 31, 2020 and 2019 and schedules as of and for the year ended December 31, 2020 are fairly stated in all material respects in relation to the 2020 and 2019 consolidated statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 11, 2021

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus Years Ended December 31, 2020 and 2019 ($ in 000s)

Admitted Assets	2020	2019

Cash and invested assets
Bonds and notes	$9,458,503	$8,814,800
Common stocks - affiliated	1,150,064	1,132,546
Common stocks - unaffiliated	97,645	89,616
Preferred stocks - unaffiliated	4,253	4,391
Mortgage loans	1,981,024	1,924,182
Real estate occupied by the Company,
at cost less accumulated depreciation	66,205	62,623
Real estate held for production of income,
at cost less accumulated depreciation	1,484	1,462
Contract loans	107,766	109,093
Derivatives	27,830	27,195
Other invested assets	1,249,405	1,401,415
Receivables for securities sold	2,947	2,426
Securities lending assets	387,166	370,263
Cash, cash equivalents and short-term investments	193,571	91,796

Total cash and invested assets	14,727,863	14,031,808

Premiums in the course of collection	272,652	256,900
Accrued net investment income	83,866	85,203
Federal income taxes recoverable	194,962	22,692
Net deferred tax asset	101,847	108,799
Amounts due from reinsurers	1,578	913
Electronic data processing equipment -
at cost less accumulated depreciation	7,163	8,801
Receivables from affiliates	89,649	102,555
Other assets	105,154	13,884
Separate account assets	8,661,664	6,951,191
Total admitted assets	$24,246,398	$21,582,746

See accompanying notes to consolidated statutory basis financial statements

3

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, Continued Years Ended December 31, 2020 and 2019 ($ in 000s)

Liabilities and Capital and Surplus	2020	2019

Liabilities
Policy reserves
Life insurance and annuity contracts	$9,278,969	$8,395,842
Accident and health contracts	937,553	909,708
Liability for deposit-type contracts	776,997	759,111
Policy and contract claims	152,968	122,678
Dividends payable to policyholders	40,415	24,101
Advance premium and experience refunds	93,622	92,242
Reinsurance payable	4,023	942
Interest maintenance reserve	27,929	26,222
Liability for employee retirement plans	250,205	223,399
Amount held for others	19,149	6,003
Payable to affiliates	64,790	67,418
Commissions, expenses, taxes, licenses, and fees accrued	193,375	191,418
Notes and interest payable	345,036	330,133
Asset valuation reserve	576,750	594,483
Derivatives	30,375	19,337
Payable for securities purchased	4,495	2,849
Margin liabilities	215,856	231,979
Other liabilities	25,576	24,537
Payable for securities lending	387,166	370,263
Transfers to (from) separate accounts	(15,541)	41,242
Separate account liabilities	8,661,664	6,951,191

Total liabilities	22,071,372	19,385,098

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares
authorized, issued and outstanding	7,500	7,500
Paid-in capital	70,837	62,837
Surplus notes	77,273	85,000
Unassigned surplus	2,019,416	2,042,311

Total capital and surplus	2,175,026	2,197,648

Total liabilities and capital and surplus	$24,246,398	21,582,746

See accompanying notes to consolidated statutory basis financial statements

4

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Operations Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Income
Premiums and other considerations
Life and annuity contracts	$4,124,107	$3,377,637	$2,909,017
Accident and health contracts	581,429	584,284	565,189
Supplementary contracts	19,114	26,621	18,993
Net investment income	568,060	599,161	517,317
Reinsurance commissions	1,627	1,231	1,272
Commission and fee income	68,859	65,813	65,937
Other income	5,612	13,041	14,139
Total income	5,368,808	4,667,788	4,091,864
Benefits and expenses
Death and annuity benefits	710,976	570,564	522,275
Disability and accident and health benefits	228,389	230,010	229,860
Interest on deposit-type contracts	23,544	24,055	17,645
Other benefits to policyholders and beneficiaries	1,598	2,394	2,173
Surrender benefits	1,725,843	1,587,332	1,728,294
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract
funds, and group conversions	36,141	37,244	36,168
Increase in policy reserves-life and annuity contracts and
accident and health insurance	913,188	653,007	295,569
General insurance expenses	764,471	763,224	853,281
Insurance taxes, licenses, fees, and commissions	162,954	99,072	104,926
Net transfers to separate accounts	607,644	480,086	123,696
Total benefits and expenses	5,174,748	4,446,988	3,913,887

Income before dividends to policyholders, federal income
tax expense (benefit) and net realized capital gains (losses)	194,060	220,800	177,977
Dividends to policyholders	42,151	25,329	26,107

Income before federal income tax expense (benefit)
and net realized capital gains (losses)	151,909	195,471	151,870
Federal income tax expense (benefit)	(98,768)	(18,017)	27,523
Income before net realized capital gains (losses)	250,677	213,488	124,347
Net realized capital gains (losses), excluding gains transferred to IMR, net of tax expense (2020 - $34,192; 2019 - $24,870;
2018 - $38,379) excluding taxes transferred to (from) IMR
(2020 - ($1,493); 2019 - ($2,257); 2018 - $214)	(87,662)	(7,722)	3,814

Net income	$163,015	$205,766	$128,161

See accompanying notes to consolidated statutory basis financial statements

5

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Capital and surplus at beginning of year	$2,197,648	$2,254,820	$2,107,167
Additions (deductions)
Net income	163,015	205,766	128,161
Change in unrealized capital gains (losses), net of
tax (2020 - ($8,341); 2019 - ($4,426); 2018 - $16,667)	(143,872)	(27,681)	(2,040)
Change in unrealized foreign exchange capital gains (losses),
net of tax (2020 - $306; 2019 - $289; 2018 - ($298))	1,038	886	(1,044)
Change in net deferred income tax	(8,102)	(14,931)	56,875
Change in nonadmitted assets	(4,759)	29,851	(6,368)
Change in asset valuation reserve	17,733	(218,472)	3,990
Change in employee retirement plans, net of tax
(2020 - ($3,229); 2019 - ($1,753); 2018 - $2,679)	(12,149)	(6,591)	10,079
Dividends to stockholders	(38,000)	(26,000)	(42,000)
Change in paid in capital	8,000	-	-
Change in reserve valuation basis	2,201	-	-
Change in surplus notes	(7,727)	-	-

Net additions (deductions)	(22,622)	(57,172)	147,653

Capital and surplus at end of year	$2,175,026	$2,197,648	$2,254,820

See accompanying notes to consolidated statutory basis financial statements

6

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Cash Flows Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018

Cash from operating activities
Premiums and other considerations	$4,663,001	$3,987,017	$3,461,107
Net investment income received	514,487	605,357	451,150
Reinsurance commissions	1,121	1,231	1,272
Other income	70,768	70,889	69,245
Policy and contract benefits and dividends paid	(2,694,526)	(2,448,067)	(2,532,697)
Operating expenses paid	(880,098)	(839,603)	(960,961)
Federal income taxes paid	(107,694)	(26,732)	(27,103)
Net transfers (to) from separate accounts	(692,981)	(417,880)	(178,257)

Net cash provided by operating activities	874,078	932,212	283,756

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,224,339	1,397,360	1,241,624
Stocks	116,573	119,905	60,528
Mortgage loans	241,784	134,470	198,590
Real estate	-	-	6,180
Other invested assets	172,709	338,010	109,794
Net change in receivables from securities sold	-	72	-
Miscellaneous proceeds	14,872	68,877	26,202

Total investment proceeds	1,770,277	2,058,694	1,642,918
Cost of investments acquired
Bonds and notes	1,543,681	2,244,552	978,392
Stocks	134,484	180,045	176,942
Mortgage loans	298,626	309,504	202,732
Real estate	14,832	7,734	4,895
Other invested assets	403,492	376,093	451,695
Miscellaneous applications	78,386	171,495	93,444

Total investments acquired	2,473,501	3,289,423	1,908,100

Net increase in contract loans	1,327	3,133	2,580

Net cash used in investing activities	(701,897)	(1,233,862)	(267,762)

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	21,041	72,719	(54,533)
Payment of surplus notes	(7,727)	-	-
Net deposits (withdrawals) on deposit-type contracts	(2,781)	72,804	95,846
Dividends to stockholders	(38,000)	(26,000)	(42,000)
Other cash provided (used)	(42,939)	182,717	(25,806)

Net cash provided by (used in) financing
and miscellaneous activities	(70,406)	302,240	(26,493)

See accompanying notes to consolidated statutory basis financial statements

7

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Cash Flows, continued Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Net change in cash, cash equivalents and
short-term investments	$101,775	$592	$(10,499)
Cash, cash equivalents and short-term investments
at the beginning of year	91,796	91,204	101,703

Cash, cash equivalents and short-term investments
at the end of year	$193,571	$91,796	$91,204

Supplemental disclosure of non-cash transactions
Non-cash exchange of bonds and notes,
disposals - taxable	$-	$-	$(419)
Non-cash exchange of bonds and notes,
acquisitions - taxable	-	-	419
Non-cash exchange of bonds and notes,
disposals - tax free	(128,055)	(135,899)	(28,065)
Non-cash exchange of bonds and notes,
acquisitions - tax free	128,055	135,899	28,065
Non-cash receipt (return) of bonds and notes
from securities lending	(5,148)	6,148	-
Cash paid during the year for interest	11,044	13,580	17,920
Interest capitalization	-	11	943
Receipt of bonds and notes to settle
intercompany receivable	105,911	48,014	-
Disposal of bonds and notes to settle
intercompany payable	(77,357)	-	-
Capital contribution of securities to affiliates	(8,000)	-	(46,264)
Contribution of securities from parent	8,000	-	-
Dividend of securities from subsidiary	-	39,627	70,462
Dividend income - receipt of bonds from subsidiary	79,666	-	-
Forgiveness of demand note in exchange for equity
interest in MCA Fund III Holding	(211,020)	-	-
Receipt of debt securities in exchange for
equity interest in MCA Fund III Holding	202,200	-	-
Receipt of demand note in exchange for
equity interest in MCA Fund III Holding	211,020	-	-

See accompanying notes to consolidated statutory basis financial statements

8

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 1: Nature of Business

The accompanying consolidated statutory basis financial statements include the accounts of CMFG Life Insurance Company (“CMFG Life”) and its indirect wholly-owned subsidiary, MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively “the Company”). MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. CMFG Life and MEMBERS Life are stock life insurance companies organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Their primary products include group credit life and group credit disability, retirement plan group annuities and plan administration, group life and disability products and life, health and annuity policies.

The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses, most of which are targeted and designed for credit unions and their members. MEMBERS Life sells single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts to credit union members through face-to-face distribution channels. It also services existing blocks of individual and group life policies. MEMBERS Life has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. These agreements have been eliminated in the consolidated results.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 7%, 8% and 7% of the Company’s premiums for the years ended December 31, 2020, 2019, and 2018, respectively. The Company’s group and individual annuity premiums represented 68%, 64% and 60% of total premiums for the years ended December 31, 2020, 2019, and 2018, respectively. The Company’s credit life and credit disability premiums represented 9%, 12% and 13% of total premiums for the years ended December 31, 2020, 2019, and 2018, respectively.

The accompanying consolidated statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of the more significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus disease (“COVID-19”) as a pandemic, which continues to spread throughout the U.S. COVID-19 is having an unprecedented impact on the U.S economy as federal, state, and local governments react to this public health crisis.

The impacts of the current COVID-19 pandemic are broad reaching, and the impacts on the Company’s financial statements to date have not been estimated. Due to the COVID-19 outbreak, there is uncertainty surrounding the potential impact on the Company’s future financial position, results of operations and related cash flows. Continued impacts of the pandemic could materially adversely affect the Company’s near-term and long-term premium revenues, policyholder benefits, earnings, liquidity, and cash flows. These potential impacts will largely depend on future developments that cannot be accurately predicted, including the duration and severity of the pandemic, government actions, and the length of time until the economy recovers.

9

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”). All intercompany accounts and transactions have been eliminated.

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

Prescribed Statutory Accounting Practice

CMFG Life uses the following prescribed statutory accounting practice approved by the Insurance Department which differs from practices in the APPM: CMFG Life holds bonds in its separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity. Insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports bonds allocated to the separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. CMFG Life also reports mortgage loans allocated to the separate account at amortized cost. Net income is not affected by this prescribed practice.

A reconciliation of the Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31:

	Capital and Surplus

	2020	2019
As determined using APPM	$2,517,784	$2,329,368
Prescribed practice
Carrying value of separate account assets	(342,758)	(131,720)
Total effect of prescribed practice	(342,758)	(131,720)
As reported	$2,175,026	$2,197,648

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, prepaid expenses, furniture, equipment, and certain receivables) are excluded from the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

10

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory carrying value. The financial statements of affiliates must be audited, or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the consolidated statement of changes in capital and surplus as changes in net unrealized capital (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of operations and comprehensive income.

Dividend income from affiliates is recorded in net investment income. Under GAAP, dividends reduce the carrying value of the investment in affiliate.

For statutory accounting, the change in fair value of unaffiliated common stock is recorded in surplus in the consolidated statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

For statutory accounting, the amortization of low-income housing tax credit investments (“LIHTC”) is reported in net investment income, whereas for GAAP reporting, the amortization is reported in income tax expense.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as net realized capital gains (losses). On a statutory basis, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is recorded as net realized capital gains (losses). On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting (other than loan-backed securities), after an other-than-temporary impairment of bonds is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold the security until it has recovered, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

11

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually. Prior to adoption of new GAAP guidance in 2020, GAAP and statutory impairment for credit losses on mortgage loans were determined using the same method.

The Company adopted new GAAP guidance in 2020 which requires the establishment of a GAAP allowance for credit losses on reinsurance recoverables based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating. For statutory accounting, the Company only establishes an allowance when it concludes that it is probable that an individual reinsurer will not meet its obligations.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

All leases are classified as operating leases for statutory accounting. Prior to 2020, under GAAP, leases that met certain criteria were designated as capital leases. Capital leases were recorded as an asset, subject to depreciation, with a corresponding liability initially equal to the present value of the lease payments. Beginning in 2020, a right-of-use (“ROU”) asset and lease liability are recorded for all leases. ROU assets are depreciated on a straight-line basis, and the lease liability is reduced over the lease term.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting, employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis these items are reflected in the Company’s surplus.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

Deposits, surrenders, and benefits on certain annuity and deposit administration contracts, including those recorded in the separate accounts, are recorded in the consolidated statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

12

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities are reported as a separate account product for statutory accounting. For GAAP, only the variable annuity component of the flexible premium variable and index linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales that are based on experience of the participating policies.

Under statutory accounting practices, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Such income and expense are not recorded under GAAP.

Comprehensive income and its components are not presented in the consolidated statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP as a liability.

The consolidated statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Use of Estimates

The preparation of the consolidated statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, the asset for contingent future payments, policy reserve valuations, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

13

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Common stocks – affiliated: Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage applied to the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and the previously net unrealized capital gains are reversed.

Certain affiliates are owned by CMIC. The valuation of these affiliates, excluding MEMBERS Life, is reflected in the Company’s carrying value of CMIC. Changes in carrying amounts are reported directly in unassigned surplus.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Real estate occupied by the Company and real estate held for production of income: Real estate occupied by the Company and real estate held for the production of income are carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized capital gains (losses). Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships and limited liability companies (collectively, “limited partnerships”), investments in surplus notes carried at amortized cost and LIHTC.

Limited partnerships primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for using the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

14

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

LIHTC are investments in partnerships that generate and realize low income housing tax credits. LIHTC are carried at amortized cost, unless considered impaired, and are accounted for using the proportional amortization method. Under the proportional amortization method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

Securities lending: The Company participates in a securities lending program; whereby certain securities are loaned for a short period of time from the Company’s portfolio to qualifying third parties. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the fair value of the loaned securities; the Company is permitted by contract to sell or repledge this collateral. Acceptable collateral may be in the form of cash or U.S. government securities as outlined in the securities lending agreement. The fair value of the loaned securities is monitored daily and additional collateral is obtained if the fair value of the collateral falls below 102% of the market value of the loaned securities.

While the Company is exposed to credit risk in the event of default of third party counterparties or changes in collateral values, the risk is minimal due to the contractual nature of these arrangements, which requires the Company to obtain collateral with a fair value that exceeds the value of the securities lent to the borrower.

The loaned securities remain an asset of the Company; however, the Company records a liability for the amount of collateral held, representing its obligation to return the collateral related to the loaned securities. Collateral on deposit is also included in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus. The Company typically invests cash collateral in short-term securities. See Note 3 for further details on the Company’s securities lending program.

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains: Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital (losses): Net unrealized capital (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments.

15

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2020 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	2	$2,213	$2,431
Total	2	$2,213	$2,431

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2019 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	9	$38,795	$43,145
Total	9	$38,795	$43,145

Cash, Cash Equivalents and Short-term Investments

Cash and short-term investments include unrestricted deposits in financial institutions and investments with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market mutual funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

The Company invests collateral received from the securities lending program in reverse repurchase agreements. Under these agreements, the Company transfers cash or short-term securities to approved counterparties and receives U.S. Treasury or investment grade securities pledged as collateral. The terms of the agreement are for counterparties to provide collateral of at least 102% of the fair value of the loaned securities, depending on the type of security pledged as collateral.

The Company’s exposure to credit risk related to the reverse repurchase agreements is limited, due to the nature of the collateral received. The Company has counterparty exposure on these trades in the event of a counterparty default to the extent the collateral security’s value is below the amount of cash or securities the Company delivered to acquire the collateral. The short-term nature of the transactions reduces that exposure.

16

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation; other than electronic data processing equipment, most such assets are nonadmitted. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software as of December 31:

	2020	2019

Electronic data processing equipment-admitted
Electronic data processing equipment	$27,653	$31,518
Accumulated depreciation	(20,490)	(22,717)

Net electronic data processing equipment-admitted	7,163	8,801

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	39,299	40,148
Leasehold improvements	964	971
Internally developed software	191,753	183,102
Purchased software	27,915	32,836

Total equipment, leasehold improvements and software-nonadmitted	259,931	257,057
Accumulated depreciation-nonadmitted	(166,696)	(159,664)

Net equipment, leasehold improvements and software-nonadmitted	93,235	97,393

Net equipment, leasehold improvements and software	$100,398	$106,194

Depreciation expense totaled $17,392, $14,161, and $11,495, in 2020, 2019, and 2018, respectively.

In 2018, the Company recognized impairment losses of $3,381 related to internally developed software, which is included in general insurance expenses within the consolidated statutory basis statements of operations for the year ended December 31, 2018. There was no impairment loss recognized in 2020 or 2019.

Other Assets

Other assets primarily consist of company-owned life insurance (“COLI”). COLI was purchased in 2020 and is carried at the cash surrender value. Changes to the cash surrender value are recorded in other income in the consolidated statutory basis statements of operations. The cash surrender value of COLI at December 31, 2020 is $97,365, and 100% is invested in a limited partnership.

17

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Incurred but not reported reserves are recorded as the difference between paid losses to-date and the ultimate loss selections for each accident year. Expected development on reported credit disability claims are calculated using continuance tables, which provide the probability that a claim, at a given age, will have additional payments. These tables are calculated using actual historic company experience. Expected development is combined with paid losses for use in actuarial techniques using reported losses.

Actuarial techniques for unpaid claims and claim adjustment expenses primarily include paid and reported development techniques, their corresponding Bornhuetter-Ferguson methods (a combination of the expected loss ratio and paid development or reported development method), and prior ultimate loss selections. Expected loss ratio inputs for an accident year are generally based on the most recent quarterly financial forecast, which considers historic loss experience and current trends. Reserves for adjusting expenses are set as a percentage of the unpaid loss estimate, based on internal studies.

Within any one line of business, the methods that are given more influence vary based primarily on the maturity of the accident year, the mix of business and the particular internal and external influences impacting the claims experience or the methods.

Gross reserves for unpaid claims and claim adjustment expenses of $235,866 and $251,724, principally those resulting from a disability, are discounted at rates between 0.63% and 0.99% as of December 31, 2020 and 2019. The aggregate discount deducted from gross reserves was $5,171 and $5,378 as of December 31, 2020 and 2019, respectively. Interest accretion, a result of unwinding the prior year discount, of $2,723, $2,444 and $1,726 was recorded in disability and accident and health benefits within the consolidated statutory basis statements of operations for the years ended December 31, 2020, 2019 and 2018, respectively.

Policy Reserves

Credit life and disability reserves: Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis. Prior to 2020, the mortality reserve was based on the Company’s own experience. Beginning in 2020, the mortality reserve is based on the 2001 CSO Male Composite Ultimate Mortality Table.

Group long-term disability reserves: Group long-term disability reserves are calculated using the 1987 Commissioners Group Disability Table at a 3.0% to 6.0% interest rate, which varies by issue date. For 2008 and prior accident years, the whole life interest index is used. For accident years 2009 and subsequent years, the single premium immediate annuity interest index, less 100 basis points, is used.

Universal life and variable universal life reserves: The reserve is equal to the account balance and unearned revenue.

Pension risk transfer reserves: Pension risk transfer reserves are computed using the Commissioners’ Reserve Valuation Method (“CRVM”), which reflects statutory requirements. Valuation interest rates are determined by taking the minimum of the Valuation Manual (“VM”) 22 valuation rate and the New York Principles Based Reserve (“PBR”) valuation rate. Interest rates that are used in determining the present value of future payments range from 0.8% to 4.3% in 2020 and 2.3% to 4.3% in 2019 and 2.3% to 4.0% in 2018.

18

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the CRVM basis dependent on product type and issue date. Depending upon the issue year, either the American Experience table, the American Men table, the 1941, 1958, 1980, 2001, or 2017 Commissioners Standard Ordinary mortality table is used. Interest assumptions range primarily from 2.0% to 6.0% in 2020, 2.0% to 6.0% in 2019 and 2.0% to 6.0% in 2018.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $1,348,177, $1,516,602, and $1,764,170 at December 31, 2020, 2019, and 2018, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included additional premium deficiency reserves of $8,909 and $10,051 at December 31, 2020 and 2019, respectively, in policy reserves on the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus for these policies. The Company anticipates net investment income as a factor in the premium deficiency reserve calculation.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Group pension annuity reserves: Policyholder reserves related to group pension annuity contracts are computed using the CRVM during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 0.0% to 3.0% in 2020, 2019 and 2018. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.0% to 3.0% in 2020, 2019 and 2018. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 0.75% to 7.5% in 2020, 2.25% to 7.5% in 2019 and 3.5% and 7.5% in 2018. Reserves for the group pensions immediate annuities are in excess of the minimum reserve standards as defined in the standard valuation law, NAIC Appendix A-820.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with VM 21 for fixed annuities, equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts are computed using CARVM, along with Actuarial Guideline (AG) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. Current interest rates credited during the contract accumulation period range from 1.0% to 5.0% in 2020 and 2019, and 1.0% to 5.25% in 2018. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.1% to 4.5% in 2020, and 1.0% to 4.5% in 2019 and 2018. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 0.75% to 7.5% in 2020 and 2.25% to 7.5% in 2019 and 2018.

Long-term care reserves: Long-term care (“LTC”) reserves consist of active life reserves and disabled life reserves. LTC active life reserves are computed on the one-year full preliminary term basis. Disabled life reserves are computed as the present value of expected claim payments. Mortality assumptions depend on the issue year; the Adjusted 1980 Commissioners Standard Ordinary, 1983 Group Annuity Mortality and 1994 Group Annuity Mortality tables are used. Morbidity assumptions are based on historical claims experience and industry and consultant experience studies. Lapse rate assumptions are based on issue year and are the maximum allowed termination rates for LTC policies specified in VM 25. Valuation interest rates are the dynamic whole life interest rate based on the issue year and ranges from 3.5% to 5.0%. For disabled life reserves, the disablement date is considered to be the issue date for the purpose of determining the mortality tables and interest rates.

19

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and funding agreements issued to the Federal Home Loan Bank of Des Moines (“FHLB”).

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the board of directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 43% and 45% of the individual life direct and assumed policy reserves of $2,209,285 and $2,135,300 as of December 31, 2020 and 2019, respectively.

The Company pays dividends pursuant to a dividend protection mechanism (“DPM”) agreement with the states of New York and Iowa. If the contribution to surplus of the participating policies subject to the DPM exceeds a threshold, the Company is required to pay dividends in excess of the amounts paid using current dividend scales. The Company has determined that additional dividends of $16,200 must be paid by December 31, 2025 in order to comply with the DPM, which was accrued in dividends payable to policyholders in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life, whole life, universal life, variable universal life, accidental death and dismemberment and LTC insurance premiums are recognized as premium income when due. Annuity deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain credit life and credit disability contracts. Premium for contracts subject to these agreements was $348,796 in 2020, $375,060 in 2019, and $384,955 in 2018. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

Credit Union Reimbursements

The Company reimburses credit unions for certain expenses that arise due to the production of new and renewal business, primarily credit insurance and life and accident and health products sold by direct mail. These expenses are administrative expenses incurred directly by the credit unions. The Company incurred and expensed $229,898, $234,205, and $225,193 for the years ended December 31, 2020, 2019, and 2018, respectively. Credit union reimbursements are recorded in general insurance expenses in the consolidated statutory basis statements of operations.

20

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted by the U.S. federal government on March 27, 2020. The significant income tax provisions of this legislation and impact on the Company’s consolidated statutory basis financial statements are described in Note 5, Income Tax.

Derivative Financial Instruments

The Company uses derivatives, such as swaps, options, and futures to manage exposure to various currency and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as net unrealized capital (losses) in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost. When such derivatives are sold or otherwise disposed of, the Company records a net realized capital gain (loss).

The Company may designate certain derivatives as fair value hedges or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net realized investment gains (losses).

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying consolidated statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

21

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Separate Accounts

The Company issues variable annuities, variable life insurance policies, single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in policy reserves for life insurance and annuity contracts in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

Separate account assets for the variable annuity, variable life, and the variable annuity component of the flexible premium variable and index linked deferred and single premium deferred modified guaranteed index annuity are stated at fair value.

Bonds within the single premium deferred index and flexible premium variable and index linked deferred annuity separate account assets are stated at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. The Company also reports mortgage loans held in the separate account at amortized cost. See Note 2 – Summary of Significant Accounting Policies, Prescribed Statutory Accounting Practice for details on this treatment. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying consolidated statutory basis statements of operations. Net investment income and net realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to single premium deferred index annuities and the risk control accounts of the single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s consolidated statutory basis statements of operations.

Variable annuity and variable life contract holders are able to invest in investment funds managed for their benefit. Approximately 17% and 20% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2020 and 2019, respectively.

The Company invests the single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s consolidated statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period.

22

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Assets and liabilities are translated at the exchange rate existing on the balance sheet date. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as net unrealized capital (losses) until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are largely based upon contractual rates applied to the market value of the customer’s portfolio and are recognized on a pro rata basis. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

Benefit Plans

The Company’s employees participate in qualified defined benefit pension plans sponsored by TruStage Financial Group, Inc. (“TruStage”), the Company’s parent. The Company records an expense for its contribution and the administration of the plan by the parent. This expense is recorded in general insurance expenses on the consolidated statutory basis statements of operations.

The Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost and interest cost. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

The Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation and amortization of actuarial gains and losses.

Recently Adopted Accounting Standards

The Company adopted revised statutory principles-based reserve valuation standards on January 1, 2020. For life insurance, the revisions affect new business only and therefore had no impact on existing life policy reserves. The Company’s life product mix does not include certain of the impacted products; for those products which are impacted, the life policy reserves based on the new assumptions are not materially different compared to the prior reserve methods. The amendments were applied to all variable annuity policy reserves in force, but the impact was not material.

23

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2020 are as follows:

	Statement	Gross Unrealized
December 31, 2020	Value	Gains	Losses	Fair Value

U.S. government and agencies	$146,688	$17,066	$(3)	$163,751
All other governments	2,359	243	-	2,602
States, territories and possessions	25,881	7,496	-	33,377
Political subdivisions of states,
territories and possessions	243,922	71,224	-	315,146
Special revenue and special
assessment obligations	23,154	8,486	-	31,640
Industrial and miscellaneous	6,637,677	822,989	(33,560)	7,427,106
Mortgage-backed securities
Residential mortgage	529,917	33,099	(164)	562,852
Commercial mortgage	555,234	29,858	(903)	584,189
Non-mortgage asset-backed securities
Other structured securities	1,065,195	14,141	(4,331)	1,075,005
Other - affiliated	228,476	-	(6)	228,470

Total bonds and notes	$9,458,503	$1,004,602	$(38,967)	$10,424,138

24

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2019 are as follows:

	Statement	Gross Unrealized
December 31, 2019	Value	Gains	Losses	Fair Value

U.S. government and agencies	$213,544	$5,475	$-	$219,019
States, territories and possessions	25,926	5,169	-	31,095
Political subdivisions of states,
territories and possessions	244,653	47,927	-	292,580
Special revenue and special
assessment obligations	23,159	6,020	-	29,179
Industrial and miscellaneous	6,453,237	406,173	(16,133)	6,843,277
Mortgage-backed securities
Residential mortgage	532,435	21,522	(485)	553,472
Commercial mortgage	481,388	10,959	(1,900)	490,447
Non-mortgage asset-backed securities
Other structured securities	806,394	4,960	(4,840)	806,514
Other - affiliated	34,064	21	-	34,085

Total bonds and notes	$8,814,800	$508,226	$(23,358)	$9,299,668

25

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$285,924	$289,902
Due after one year through five years	1,530,274	1,648,098
Due after five years through ten years	2,654,878	2,940,536
Due after ten years	2,608,605	3,095,086
Mortgage-backed securities
Residential mortgage-backed securities	529,917	562,852
Commercial mortgage-backed securities	555,234	584,189
Non-mortgage asset-backed securities
Other structured securities	1,065,195	1,075,005
Other - affiliated	228,476	228,470

Total bonds and notes	$9,458,503	$10,424,138

Investment in Common Stocks – Affiliated

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CMIC, which is primarily a holding company and has a statutory carrying value of $1,150,064 and $1,132,546 at December 31, 2020 and 2019, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer, and 100% of CUNA Brokerage Services, Inc. (“CBSI”), a broker-dealer.

The following table shows the value of affiliated common stock investments at December 31, 2020:

	Gross Investment in Affiliate	Statement Value

CUNA Mutual Investment Corporation	$1,150,064	$1,150,064
Total	$1,150,064	$1,150,064

In 2020, the Company made filings with the NAIC for the statement values of affiliates owned as of December 31, 2019 that are admitted assets. In all cases, the NAIC accepted the submitted statement value. The Company is in the process of submitting NAIC filings for the 2020 statement values for the admitted assets shown in the table above.

26

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Significant activity in affiliated common stocks for the years ended December 31, 2020 and 2019 was as follows:

	2020	2019

Capital contributions to subsidiaries - cash	$123,000	$56,050
Dividends paid by subsidiaries - cash	10,334	55,978
Dividends paid by subsidiaries - securities	79,666	39,627

Capital contributions to subsidiaries - securities	8,000	-

Common and Preferred Stocks – Unaffiliated

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2020	$102,860	$2,035	$(7,250)	$97,645
December 31, 2019	89,357	1,503	(1,244)	89,616

The statement value, gross unrealized gains and losses and fair value of preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2020	$4,253	$546	$-	$4,799
December 31, 2019	4,391	-	-	4,789

Mortgage Loans

The Company’s mortgage loan portfolio consists mainly of commercial mortgage loans. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2020, the commercial mortgage loan portfolio had an average remaining life of 5.9 years, with all principal due prior to 2051. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 1.6% of the aggregate mortgage loan portfolio balance.

27

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2020	2019

Current	$1,981,024	$1,924,182
Total carrying value	$1,981,024	$1,924,182

There were no impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2020 and 2019.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

	2020	2019

California	22.9%	20.2%
Wisconsin	6.4	6.3
Texas	5.8	6.7
New York	5.6	*
Florida	5.2	6.1
Illinois	*	5.3

*Less than 5%.

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2020	2019

Apartment	33.9%	31.3%
Industrial	26.8	27.6
Retail	22.5	25.7
Office	13.1	11.5
Other	3.7	3.9

Total	100.0%	100.0%

The Company has no commitments as of December 31, 2020 or 2019 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2020 or 2019.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2020 and 2019, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

28

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31, 2020 and 2019:

	2020		2019
		Average		Average
	Principal	Debt Service	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio	Amount	Coverage Ratio

Less than 65%	$1,697,760	2.48	$1,696,147	2.44
65% to 74%	233,926	1.90	199,168	1.67
75% to 100%	49,338	1.49	28,867	1.59

Total	$1,981,024	2.43	$1,924,182	2.38

29

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Real Estate

Real estate investments consisted of the following at December 31:

	2020	2019

Real estate occupied by the Company	$203,599	$204,607
Accumulated depreciation	(137,394)	(141,984)

Net real estate occupied by the Company	$66,205	$62,623

Real estate held for the production of income	$3,711	$3,992
Accumulated depreciation	(2,227)	(2,530)

Net real estate held for the production of income	$1,484	$1,462

Depreciation expense on real estate investments held for the production of income, which is netted against rental income and included in net investment income, totaled $338, $251, and $288 for the years ended December 31, 2020, 2019, and 2018, respectively. Depreciation expense on real estate investments occupied by the Company, which is netted against rental income and included in net investment income, totaled $4,770, $3,540, and $3,357 for the years ended December 31, 2020, 2019, and 2018, respectively. There were no impairments recognized on real estate in 2020, 2019 and 2018.

Derivatives

Consistent with its risk management strategy, the Company utilizes derivatives to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, cross currency swaps, interest rate swaps, equity futures and options.

Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives that qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivatives used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Futures contracts: Futures contracts (“futures”) are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges.

30

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Foreign currency futures that are not designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in unrealized capital gains (losses).

Equity futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s investment in limited partnerships in MCA Funds Holding Company LLC (“MCA Funds Holding”). The futures are valued at fair value and recorded through net unrealized capital (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Cross currency swaps: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Interest payments paid/received on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of net realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of 22 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest rate swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The net receipt/payment is recorded as an increase/decrease to net investment income.

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Interest payments paid/received on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) are recognized as a component of net realized capital gains (losses). For hedges of forecasted transactions, deferred gains or losses are recognized in unrealized gains or losses.

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. During 2020 and 2019, there were no cash flow hedges discontinued as a result of it no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date. The maximum length of time over which the Company is hedging the exposure to the variability in future cash flows for forecasted transactions is 33 years.

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

31

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Options: The Company issues equity-indexed annuity, single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts that credit interest on a portion of the contract based on certain indices, primarily the Standard & Poor’s 500 Composite Price Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in net unrealized capital (losses). When the options are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Credit risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings and collateral requirements. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2020, the Company had exposure, net of collateral, of $12,183 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $3,889 at December 31, 2020.

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2020.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities

Cross currency swaps	$519	$8,450	$143,635	$1,639	$6,770
Interest rate swaps			115,000	23,116	3,172
Purchased options contracts	27,311	-	127,459	27,311	-
Written options contracts	-	21,925	-	-	21,925

Total derivatives	$27,830	$30,375	$386,094	$52,066	$31,867

32

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2019.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities

Futures contracts	$-	$1,030	$95,214	$-	$1,030
Cross currency swaps	2,021	1,289	110,708	2,763	1,248
Interest rate swaps	-	-	115,000	10,945	432
Purchased options contracts	25,174	-	190,945	25,473	-
Written options contracts	-	17,018	200,937	-	17,018

Total derivatives	$27,195	$19,337	$712,804	$39,181	$19,728

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for December 31, 2020:

	2020
	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	(Losses)	Total

Foreign currency risk hedges	$247	$155	$402
Equity risk hedges	(54,947)	54	(54,893)

Total	$(54,700)	$209	$(54,491)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for December 31, 2019:

	2019
	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	Gains (Losses)	Total

Foreign currency risk hedges	$1,293	$(239)	$1,054
Interest and credit risk hedges	(23)	-	(23)
Equity risk hedges	(8,602)	6,168	(2,434)

Total	$(7,332)	$5,929	$(1,403)

33

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table presents non-cash collateral received on margin accounts related to derivative transactions not recorded on the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus for the year ended December 31:

2020

U.S. government and agencies	$69,337
Total margin account non-cash collateral	$69,337

None of the non-cash collateral received on margin accounts related to derivative transactions has been pledged or sold as of December 31, 2020.

Limited Partnerships

The statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31:

	2020	2019

Mezzanine	$56	$2,730
Private equity	1,126	1,580

Total limited partnerships	$1,182	$4,310

The Company made additional investments in unaffiliated limited partnerships in 2020, 2019, and 2018 of $7, $12, and $39, respectively.

The Company owns certain limited liability company (“LLC”) entities: MCA Fund I Holding LLC (“MCA Holding”), MCA Fund II Holding Company LLC (“MCA Fund II Holding”), MCA Fund III Holding Company LLC (“MCA Fund III Holding”) and MCA Funds Holding. These entities hold investments in unaffiliated limited partnerships.

The financial statements of MCA Holding and MCA Funds Holding were not audited at December 31, 2020 or 2019, and therefore the Company utilized the look-through approach for the valuation of MCA Holding and MCA Funds Holding for 2020 and 2019. The Company limited the value of its investment in MCA Holding and MCA Funds Holding to the value contained in the audited financial statements of the underlying limited partnerships owned by MCA Holding and MCA Funds Holding and its subsidiaries. The carrying value of MCA Holding, which is reflected in other invested assets within the Company’s consolidated statutory basis statements of admitted assets, liabilities and capital and surplus, was $80,815 and $107,036 at December 31, 2020 and 2019, respectively. All liabilities, commitments and contingencies of MCA Holding are reflected in the Company’s carrying value of MCA Holding. The carrying value of MCA Funds Holding, which is reflected in other invested assets within the Company’s consolidated statutory basis statements of admitted assets, liabilities and capital and surplus, was $597,871 and $991,975 at December 31, 2020 and 2019, respectively. All liabilities, commitments and contingencies of MCA Funds Holding are reflected in the Company’s carrying value of MCA Funds Holding. The financial statements of MCA Fund II Holding and MCA Fund III Holding are audited, and the Company did not utilize the look-through approach for the valuation of MCA Fund II Holding and MCA Fund III Holding.

34

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company made additional investments in its affiliated limited partnerships through the holding companies that the Company owns directly. The additional investments made during the years ended December 31, 2020 and 2019 are as follows:

	2020	2019

MCA Fund I LP	$1,098	$2,895
MCA Fund II LP	7,442	11,457
MCA Fund III LP	59,744	103,973
MCA Fund IV LP	179,777	219,597
MCA Fund V LP	33,644	-

Total additional investments in affiliated limited partnerships	$281,705	$337,922

The Company’s investments in affiliated limited partnerships at December 31 are shown in the table below:

	2020	2019

MCA Holding	$80,815	$107,036
MCA Fund II Holding	166,688	186,350
MCA Fund III Holding	240,473	-
MCA Funds Holding	597,871	991,975

Total investments in affiliated limited partnerships	$1,085,847	$1,285,361

The carrying value of the limited partnerships reflected in the Company’s investment in the following affiliated limited partnerships is shown in the table below:

	2020	2019

MCA Holding	$80,364	$105,300
MCA Fund II Holding	195,730	242,879
MCA Fund III Holding	601,817	-
MCA Funds Holding	563,609	989,035

Total carrying value of affiliated limited partnerships	$1,441,520	$1,337,214

35

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company’s maximum exposure to loss associated with affiliated limited partnerships is shown in the table below:

	2020	2019

MCA Holding	$98,369	$136,767
MCA Fund II Holding	223,513	248,253
MCA Fund III Holding	409,810	-
MCA Funds Holding	1,463,787	1,823,070

Total maximum exposure to loss of affiliated limited partnerships	$2,195,479	$2,208,090

The Company calculates the maximum exposure to loss as the amount invested in the debt or equity of the entity plus other commitments and guarantees to the entity. As described in Note 13, the Company makes commitments to unaffiliated limited partnerships and affiliated limited liability corporations in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to these investees during the years ended December 31, 2020 and 2019.

MCA Fund I LP, MCA Fund II LP and MCA Fund III LP terminate on January 1, 2034, unless extended. MCA Fund IV LP and MCA Fund V LP terminate on January 1, 2037, unless extended.

Low Income Housing Tax Credit Investments

The number of remaining years of unexpired tax credits related to LIHTC range from 9 to 11 years as of December 31, 2020. The Company expects to hold these investments until 2029 to 2031. The amount of tax credits and other tax benefits recognized during the years ended December 31, 2020, 2019 and 2018 was $20,393, $16,865 and $5,927, respectively; the amount was recognized as a component of income tax expense in the consolidated statutory basis statements of operations for the years ended December 31, 2020, 2019 and 2018. The amount of cost amortized under the proportional amortization method during the years ended December 31, 2020, 2019 and 2018 was $15,861, $11,841, and $4,749, respectively; the amounts were recognized as a component of net investment income in the consolidated statutory basis statements of operations for the years ended December 31, 2020, 2019 and 2018.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2020	2019

Bonds:
Industrial and miscellaneous	$2,023	$21,933
Money market mutual funds	171,968	47,091
Cash	19,580	22,772

Total cash, cash equivalents and short-term investments	$193,571	$91,796

36

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2020	2019	2018

Bonds and notes	$340,734	$351,985	$354,515
Preferred stocks - unaffiliated	153	206	204
Common stocks - unaffiliated	6,894	4,134	2,560
Common stocks - affiliated	90,000	95,605	97,000
Mortgage loans	89,469	81,802	80,964
Real estate	19,002	18,267	18,755
Contract loans	7,512	7,290	6,996
Other invested assets	56,472	79,672	672
Cash, cash equivalents and short-term investments	874	2,081	1,739
Derivatives	1,315	1,354	689
Other	2,452	3,778	3,086

Gross investment income	614,877	646,174	567,180
Less investment expenses	46,817	47,013	49,863

Net investment income	$568,060	$599,161	$517,317

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Due and accrued net investment income over 90 days past due is excluded from the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued net investment income excluded at December 31, 2020 or 2019 on this basis.

Total net investment income recognized as a result of prepayment penalties or acceleration fees was $9,530, $16,343 and $9,681 for the years ended December 31, 2020, 2019 and 2018, respectively.

37

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2020	2019	2018

Bonds and notes:
Gross gains from sales	$10,555	$18,273	$3,993
Gross losses from sales	(2,387)	(4,172)	(4,910)
Other	(1,445)	(3,787)	(620)
Other-than-temporary impairment losses	(5,282)	(860)	(2,627)
Preferred stocks - unaffiliated:
Gross gains from sales	79	-	-
Other	-	264	-
Common stocks - unaffiliated:
Gross gains from sales	3,376	19,416	749
Gross losses from sales	-	-	(6)
Common stocks - affiliated:
Gross gains from sales and merger	91	2,420	3,083
Real estate	(235)	(107)	541
Limited partnerships:
Gross gains from distributions	2,155	194	39,889
Other invested assets:
Gross gains from sales	-	1,320	-
Other-than-temporary impairment loss - note receivable	-	-	(5,000)
Derivative financial instruments	(54,700)	(7,332)	6,271
Other	(64)	12	25
	.
Net realized capital gains (losses) before taxes and transfer to
interest maintenance reserve	(47,857)	25,641	41,388

Tax on net realized capital gains (losses)	(32,699)	(22,613)	(38,593)
Transfer to interest maintenance reserve	(7,106)	(10,750)	1,019

Net realized capital gains (losses)	$(87,662)	$(7,722)	$3,814

Proceeds from the sale of bonds and notes were $315,780, $624,965 and $426,507 in 2020, 2019 and 2018, respectively. Proceeds from the sale of stocks were $116,322, $118,904 and $60,427 in 2020, 2019 and 2018, respectively.

On January 30, 2014, CMFG Life sold its 50% ownership interest in CMG Mortgage Insurance Company (“CMG MI”) and CMG Mortgage Assurance Company (“CMGA”), affiliated entities that offered residential mortgage guaranty insurance and insurance policies on second mortgages for loans originated by credit unions. As a result of the sale, the Company established a $40,412 asset for contingent future payments in other assets based on an estimated discounted cash flow analysis. The asset for contingent future payments was based on the performance of inforce policies, which were under CMG MI at the time of sale, over the six-year post-sale period, as defined in the purchase agreement. The asset was nonadmitted and was reduced as cash payments were received over the earnout period. The Company collected $3,365 in 2020, which was the remainder of the asset related to the sale.

38

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss).

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a net realized capital (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

39

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2020. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on loan-backed and structured securities during 2020, 2019 and 2018 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The following table identifies the Company’s OTTI by type of investment for the years ended December 31:

	2020	2019	2018

Bank loans	$-	$(824)	$-
Mortgage-backed securities	(100)	-	(343)
Industrial and miscellaneous	(5,182)	(36)	(2,284)
Total bonds and notes	(5,282)	(860)	(2,627)

Other invested assets - note receivable	-	-	(5,000)

Total other than temporary
impairment losses	$(5,282)	$(860)	$(7,627)

The following table lists each loan-backed security held as of December 31, 2020 for which a credit related OTTI loss was recognized during 2020.

CUSIP	Book Adjusted Carrying Value Before Current Period Other-Than- Temporary Impairments	Recognized Other- Than-Temporary Impairments	Amortized Cost After Other-Than- Temporary Impairments	Fair Value
77879RAB2	$5,640	$(728)	$4,912	$5,942
Total	$5,640	$(728)	$4,912	$5,942

40

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Net Unrealized Capital Gains (Losses)

The components of the change in net unrealized capital gains (losses) included in unassigned surplus for the years ended December 31 are shown in the table below.

	2020	2019	2018
Bonds and notes	$-	$-	$2
Preferred stocks - unaffiliated	-	214	(214)
Common stocks - unaffiliated	(5,475)	(5,426)	271
Common stocks - affiliated	9,519	(10,108)	(64,732)
Limited partnerships	(156,466)	(22,716)	87,795
Derivatives	209	5,929	(8,495)
Deferred income taxes	8,341	4,426	(16,667)
Change in unrealized capital (losses), net of tax	$(143,872)	$(27,681)	$(2,040)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2020 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2020
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government
and agencies	$6,270	$(3)	$-	$-	$6,270	$(3)
Industrial and miscellaneous	182,424	(29,706)	45,324	(3,854)	227,748	(33,560)
Mortgage-backed
Residential mortgage-backed	61,125	(164)	-	-	61,125	(164)
Commercial mortgage-backed	52,361	(524)	15,123	(379)	67,484	(903)
Non-mortgage asset-backed
Other structured securities	199,580	(1,383)	338,007	(2,948)	537,587	(4,331)
Other - affiliated	8,568	(6)	-	-	8,568	(6)

Total bonds and notes	510,328	(31,786)	398,454	(7,181)	908,782	(38,967)

Common stock	31,944	(7,168)	2,163	(82)	34,107	(7,250)

Total temporarily
impaired securities	$542,272	$(38,954)	$400,617	$(7,263)	$942,889	$(46,217)

At December 31, 2020, the Company owned 192 bonds and notes with a fair value of $908,782 in an unrealized investment loss position. There were 79 of the 192 bonds and notes with a fair value of $398,454 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 1.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2020 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $858,300 or 94.4% of the total fair value of all bonds and notes with unrealized losses at December 31, 2020. Total unrealized losses on investment grade bonds and notes were $36,053 at December 31, 2020.

41

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

At December 31, 2020, the Company had 23 stocks with a fair value of $34,107 in an unrealized investment loss position. There were four of the 23 stocks with a fair value of $2,163 in an unrealized loss position for twelve or more months. The severity of unrealized losses for stocks with an unrealized loss position for more than 12 months is 3.6% of cost.

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2019 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2019
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Industrial and miscellaneous	$384,878	$(4,065)	$191,948	$(12,068)	$576,826	$(16,133)
Mortgage-backed
Residential mortgage-backed	107,629	(412)	22,024	(73)	129,653	(485)
Commercial mortgage-backed	188,683	(1,900)	-	-	188,683	(1,900)
Non-mortgage asset-backed
Other structured securities	355,113	(2,112)	203,308	(2,728)	558,421	(4,840)

Total bonds and notes	1,036,303	(8,489)	417,280	(14,869)	1,453,583	(23,358)

Total temporarily
impaired securities	$1,036,303	$(8,489)	$417,280	$(14,869)	$1,453,583	$(23,358)

At December 31, 2019, the Company owned 290 bonds and notes with a fair value of $1,453,583 in an unrealized loss position. There were 89 of the 290 bonds and notes with a fair value of $417,280 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 3.4% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2019 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $1,414,642 or 97.3% of the total fair value of all bonds and notes with unrealized losses at December 31, 2019. Total unrealized losses on investment grade bonds and notes were $22,141 at December 31, 2019.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

42

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Net investment income includes self-occupancy rental income of $18,038, $17,113 and $17,179 in 2020, 2019 and 2018, respectively.

Assets Designated/Securities on Deposit

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. The Company designates assets for the Insurance Department for the protection of all policyholders and for other regulatory jurisdictions who require cash and securities be deposited for the benefit of policyholders. The Company also has securities pledged to the FHLB (see Note 11) and as other collateral.

The statement value of assets designated, on deposit or pledged by designee as of December 31 are as follows:

	2020	2019

Iowa Insurance Department	$10,124,916	$9,661,170
Other regulatory jurisdictions	5,070	5,088
Federal Home Loan Bank	1,142,942	934,684
Other collateral pledges	10,655	12,883

Total assets designated and assets on deposit	$11,283,583	$10,613,825

The statement value of assets designated, on deposit or pledged as of December 31 are as follows:

	2020	2019

Bonds and notes and short-term investments	$9,192,055	$8,575,507
Mortgage loans	1,981,024	1,924,182
Contract loans	107,766	109,093
Margin account collateral	2,738	5,043

Total assets designated and assets on deposit	$11,283,583	$10,613,825

In addition, assets in the separate account have been pledged as collateral for FHLB funding agreements with a statement value of $355,845 and $192,873 as of December 31, 2020 and 2019, respectively (see Note 11).

43

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Securities Lending

Securities on loan from the Company related to the securities lending program are included within bonds and notes on the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus. The following table identifies the types of securities on loan as of December 31, 2020 and 2019:

	2020		2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

U.S. government and agencies	$10,568	$11,425	$22,390	$22,496
Domestic corporate securities	268,008	297,578	281,272	299,074
Foreign corporate securities	55,891	62,733	34,586	36,665
Common stocks - unaffiliated	2,498	3,267	-	-

Total securities on loan	$336,965	$375,003	$338,248	$358,235

The following table identifies the types of securities on loan from the CMFG Life separate account as of December 31, 2020 and 2019:

	2020		2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

U.S. government and agencies	$2,956	$3,177	$14,733	$14,700
Domestic corporate securities	75,582	83,778	94,260	98,815

Foreign corporate securities	13,160	14,876	7,347	7,753
Total securities on loan	$91,698	$101,831	$116,340	$121,268

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2020:

	Remaining Length of Securities
	Lending Agreements
	Open¹	Total

Cash and cash equivalents	$386,166	$386,166
U.S. government and agencies	1,000	1,000

Total collateral liability	$387,166	$387,166

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

44

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2019:

	Remaining Length of Securities
	Lending Agreements
	Open¹	Total

Cash and cash equivalents	$364,115	$364,115

U.S. corporate security	6,148	6,148

Total collateral liability	$370,263	$370,263

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

At December 31, 2020 and 2019, the total collateral on deposit from counterparties was equal to the Company’s obligation to return collateral on deposit from counterparties. The collateral on deposit is unrestricted.

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2020.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total
Reverse repurchase agreements	$185,666	$77,500	$123,000	$386,166
Total reinvested cash collateral	$185,666	$77,500	$123,000	$386,166

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2019.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total
Reverse repurchase agreements	$101,615	$152,500	$110,000	$364,115
Total reinvested cash collateral	$101,615	$152,500	$110,000	$364,115

During 2020 and 2019, the Company had a maximum of $399,437 and $401,124, respectively, of securities on loan at any one time. During 2020 and 2019, the CMFG Life separate account had a maximum of $125,222 and $125,919, respectively, of securities on loan at any one time.

The Company earns income from the cash collateral or receives a fee from the borrower. Income related to the securities lending program was $708, $728 and $930 for the years ended December 31, 2020, 2019, and 2018, respectively, and is included in net investment income within the consolidated statutory basis statements of operations.

45

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

46

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between Level 1 and Level 2, into level 2 from level 3 or into level 3 from level 2 in 2020 and 2019.

Fair Value Measurement

The following table summarizes the Company’s assets that are measured at fair value as of December 31, 2020.

	Level 1	Level 2	Level 3	Total

Common stocks - unaffiliated	$91,929	$-	$5,716	$97,645
Cash equivalents	171,968	-	-	171,968
Securities lending assets	-	387,166	-	387,166
Derivatives
Options	-	27,311	-	27,311
Separate account assets	17,107	3,449,102	-	3,466,209
Total assets	$281,004	$3,863,579	$5,716	$4,150,299

47

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table summarizes the Company’s liabilities that are measured at fair value as of December 31, 2020:

	Level 1	Level 2	Level 3	Total

Derivatives
Options	$-	$21,925	$-	$21,925
Securities lending liabilities		387,166		387,166
Total liabilities	$-	$409,091	$-	$409,091

The following table summarizes the Company’s assets that are measured at fair value as of December 31, 2019.

	Level 1	Level 2	Level 3	Total

Common stocks - unaffiliated	$47,200	$-	$42,416	$89,616
Cash equivalents	43,090	-	-	43,090
Securities lending assets	-	370,263	-	370,263
Derivatives
Options	-	25,173	-	25,173
Separate account assets	6,497	2,788,369	-	2,794,866
Total assets	$96,787	$3,183,805	$45,170	$3,325,762

The following table summarizes the Company’s liabilities that are measured at fair value as of December 31, 2019.

	Level 1	Level 2	Level 3	Total

Derivatives
Options	$-	$17,018	$-	$17,018
Securities lending liabilities	-	370,263	-	370,263
Total liabilities	$-	$387,281	$-	$387,281

Determination of Fair Values

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements

Common stock - unaffiliated: Consists of the FHLB common stock as required as a member of the FHLB. Valuation is based on the published redemption price at which the Company could transact.

48

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Cash equivalents: Consists of money market mutual funds and U.S. Treasury bills; valuation is based on the closing price as of the balance sheet date.

Separate account assets: Consists of money market mutual funds and U.S. Treasury bills; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Securities lending assets and liabilities: Consists of reverse repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivatives - options: Valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Separate account assets: Consists of mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and derivative options where valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Level 3 Measurements

Common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted using internal appraisals that rely on unadjusted information obtained from general partners.

Changes in Level 3 Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2020:

		Realized/Unrealized Gain (Loss) Included in:

	Balance January 1, 2020	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2020

Common stocks - unaffiliated	$45,170	$2,874	$(1,600)	$(40,728)	$5,716
Total assets	$45,170	$2,874	$(1,600)	$(40,728)	$5,716

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

49

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2020:

	Purchases	Sales	Maturities	Net Purchases, (Sales) and (Maturities)
Common stocks - unaffiliated	$-	$(40,728)	$-	$(40,728)
Total assets	$-	$(40,728)	$-	$(40,728)

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2019:

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2019	Transfers into Level 3	Transfers out of Level 3	Net Income[1]	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2019

Preferred stocks - unaffiliated	$686	$-	$(172)	$264	$214	$(992)	$-
Common stocks - unaffiliated	34,460	5,508	-	18,937	(4,504)	(9,231)	45,170
Total assets	$35,146	$5,508	$(172)	$19,201	$(4,290)	$(10,223)	$45,170

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2019:

	Purchases	Sales	Maturities	Net Purchases, (Sales) and (Maturities)
Preferred stocks - unaffiliated	$-	$(992)	$-	$(992)
Common stocks - unaffiliated	14,915	(24,146)	-	(9,231)
Total assets	$14,915	$(25,138)	$-	$(10,223)

50

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2020:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$9,458,503	$10,424,138	$-	$9,256,173	$1,167,965
Preferred stocks - unaffiliated	4,253	4,799	-	4,411	387
Common stocks - unaffiliated	97,645	97,645	91,929	-	5,716
Mortgage loans	1,981,024	2,120,616	-	-	2,120,616
Cash equivalents and short-term
investments¹	173,991	173,991	171,968	2,023	-
Other invested assets	73,062	102,462	-	102,462	-
Securities lending assets	387,166	387,166	-	387,166	-
Derivatives	27,830	52,066	-	52,066	-
Margin account assets	2,738	2,738	2,738	-	-
LIHTC	86,363	86,363	-	-	86,363
COLI	97,366	97,366	-	-	97,366
Contract loans	107,766	179,160	-	-	179,160
Separate account assets	8,661,664	9,005,415	17,107	7,641,370	1,346,938
Financial instruments recorded
as liabilities:
Deposit-type contracts	776,997	755,224	-	755,224	-
Margin liabilities	215,856	215,856	215,856	-	-
Securities lending liabilities	387,166	387,166	-	387,166	-
Derivatives	30,375	31,867	-	31,867	-
Notes and interest payable	345,036	345,036	-	345,036	-
Separate account liabilities	8,661,664	9,005,415	17,107	7,641,370	1,346,938
Financial instruments recorded
as surplus:
Surplus notes	77,273	90,436	-	90,436	-

1 Excludes cash of $19,580 that is not subject to fair value accounting.

51

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table summarizes the carrying amounts and fair values of CMFG Life’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2019:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$8,814,800	$9,299,669	$-	$8,536,223	$763,446
Preferred stocks - unaffiliated	4,391	4,790	-	4,264	525
Common stocks - unaffiliated	89,616	89,616	47,200	-	42,416
Mortgage loans	1,924,182	2,006,966	-	-	2,006,966
Cash equivalents and short-term
investments[1]	69,024	69,221	47,091	22,130	-
Other invested assets	73,074	97,089	-	96,994	95
Securities lending assets	370,263	370,263	-	370,263	-
Derivatives	27,195	39,181	-	39,181	-
Margin account assets	5,081	5,081	5,081	-	-
LIHTC	33,626	33,626	-	-	33,626
Contract loans	109,093	179,160	-	-	179,160
Separate account assets	6,951,191	7,081,894	6,497	6,119,966	955,431
Financial instruments recorded
as liabilities:
Deposit-type contracts	759,111	755,224	-	755,224	-
Margin account liabilities	231,980	231,980	231,980	-	-
Securities lending liabilities	370,263	370,263	-	370,263	-
Derivatives	19,337	19,728	1,030	18,698	-
Notes and interest payable	330,133	330,133	-	330,133	-
Separate account liabilities	6,951,191	7,081,894	6,497	6,119,966	955,431
Financial instruments recorded
as surplus:
Surplus notes	85,000	99,462	-	99,462	-

1 Excludes cash of $22,772 that is not subject to fair value accounting.

The carrying amounts for cash, accrued net investment income, and margin deposits approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

Level 1 Measurements

Common stocks - unaffiliated: Consists of the FHLB common stock as required as a member of the FHLB. Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and treasury bills, which are classified as cash equivalents. Valuation is based on the closing price as of December 31.

52

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Margin account assets and liabilities: Margin account collateral and liabilities are marked-to-market daily and require cash settlements in the margin account for changes in a derivative contract’s fair value. The carrying amount approximates fair value due to its short term nature.

Separate account assets and liabilities: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of short-term corporate bonds, which are classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Securities lending assets and liabilities: Consists of reverse repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivatives: Consists of derivatives such as options, equity futures, swaps, currency futures and over-the-counter derivatives; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type contracts: The fair value of the Company’s liabilities under deposit-type insurance contracts, including funding agreements, is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: The fair value for notes and interest payable and surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

53

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Preferred and common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Other invested assets: Consists of collateral loans. The fair value of collateral loans is based upon quoted market prices for similar assets with unobservable inputs. Other invested assets accounted for on the equity method, primarily limited partnerships, are excluded from fair value disclosures.

LIHTC: The fair value of LIHTC is based on unadjusted information obtained from general partners of the limited partnership investment.

COLI: The fair value of COLI approximates its cash surrender value.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate account assets and liabilities: Separate account assets are investments held for single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index linked deferred annuities. Valuations of bonds and notes are based on internal models, which include unobservable inputs for similar assets in markets that may not be active. The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc. (“CUMIS VT”), CMIC, CUNA Mutual Insurance Agency, Inc. (“CMIA”), CUMIS Mortgage Reinsurance Company, CUNA Brokerage Services, Inc. (“CBSI”), International Commons, Inc., MEMBERS Capital Advisors, Inc. (“MCA”), CPI Qualified Plan Consultants, Inc. (“CPI”), TruStage, CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc., and ForeverCar Holdings, Inc.

The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

54

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Current income tax expense (benefit) consists of the following for the years ended December 31:

	2020	2019	2018

Federal income tax expense (benefit) on operations	$(98,768)	$(18,017)	$27,523
Federal income tax expense on
net realized capital gains (losses)	34,192	24,870	38,379

Federal income tax expense (benefit)	$(64,576)	$6,853	$65,902

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$295,566	$264,069	$31,497
Total deferred tax liabilities	(183,603)	(155,269)	(28,334)

Net deferred tax asset (excluding nonadmitted)	$111,963	$108,800	3,163

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(11,265)

Change in net deferred income tax			$(8,102)

55

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The 2019 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2019	2018	Change

Adjusted gross deferred tax assets	$264,069	$256,087	$7,982
Total deferred tax liabilities	(155,269)	(138,246)	(17,023)

Net deferred tax asset (excluding nonadmitted)	$108,800	$117,841	$(9,041)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(5,890)

Change in net deferred income tax			$(14,931)

The 2018 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2018	2017	Change

Adjusted gross deferred tax assets	$256,087	$230,459	$25,628
Total deferred tax liabilities	(138,246)	(150,468)	12,222

Net deferred tax asset (excluding nonadmitted)	$117,841	$79,991	$37,850

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			19,025

Change in net deferred income tax			$56,875

56

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2020	2019	2018

Tax expense computed at federal corporate rate	$21,851	$46,434	$40,584
Dividends received deductions	(19,358)	(20,917)	(21,149)
Meals and entertainment	564	917	968
Foreign tax credit	(149)	(382)	(128)
Income tax expense (benefit) related to prior years	646	6,063	(4,030)
Nonadmitted assets	1,099	4,629	235
Interest maintenance reserve amortization	(833)	(688)	(2,189)
Nondeductible penalties	(38)	(36)	(630)
Low income housing tax credits and benefits (net of amortization of cost)	(17,062)	(14,313)	(4,929)
COLI	581	-	-
Income tax benefit of net operating loss carryback	(45,106)	-	-
Statutory change in reserve valuation basis	462	-	-
Other	869	77	295

Total statutory income taxes	$(56,474)	$21,784	$9,027

Federal income tax expense (benefit)	$(64,576)	$6,853	$65,902
Change in net deferred income tax	8,102	14,931	(56,875)

Total statutory income taxes	$(56,474)	$21,784	$9,027

57

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$295,566	$-	$295,566	$263,364	$705	$264,069	$32,202	$(705)	$31,497
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	295,566	-	$295,566	263,364	705	264,069	32,202	(705)	31,497
Deferred tax assets nonadmitted	(10,116)	-	(10,116)	-	-	-	(10,116)	-	(10,116)
Admitted deferred tax assets	285,450	-	285,450	263,364	705	264,069	22,086	(705)	21,381
Deferred tax liabilities	(136,463)	(47,140)	(183,603)	(104,216)	(51,054)	(155,270)	(32,247)	3,914	(28,333)
Net admitted deferred tax assets	$148,987	$(47,140)	$101,847	$159,148	$(50,349)	$108,799	$(10,161)	$3,209	$(6,952)

The nonadmitted deferred tax asset increased $10,116 in 2020 and decreased $7,656 in 2019. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

58

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2020	2019	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$136,806	$121,738	$15,068
Investments	3,260	2,491	769
Deferred acquisition costs	55,632	48,454	7,178
Unearned revenue	5,079	5,563	(484)
Receivables - nonadmitted	-	384	(384)
Employee benefits	70,056	65,689	4,367
Policyholder dividends	10,378	8,147	2,231
Fixed assets	1,550	-	1,550
Other	12,805	10,897	1,908
Subtotal ordinary deferred tax assets	295,566	263,363	32,203
Nonadmitted ordinary deferred tax assets	(10,116)	-	(10,116)
Admitted ordinary deferred tax assets	285,450	263,363	22,087

Capital deferred tax assets:
Receivable for future contingent payments	-	705	(705)
Admitted capital deferred tax asset	-	705	(705)

Admitted deferred tax assets	285,450	264,068	21,382
Ordinary deferred tax liabilities:
Deferred and uncollected premiums	(48,833)	(45,250)	(3,583)
2017 tax reform reserve method change	(23,745)	(26,836)	3,091
Unrealized gains	-	(23,101)	23,101
Tax accounting method changes	(56,212)	-	(56,212)
Other	(7,673)	(9,029)	1,356
Total ordinary deferred tax liabilities	(136,463)	(104,216)	(32,247)

Capital deferred tax liabilities:
Investments	(30,925)	(26,453)	(4,472)
Unrealized gains	(16,215)	(24,600)	8,385
Subtotal capital deferred tax liabilities	(47,140)	(51,053)	3,913
Total deferred tax liabilities	(183,603)	(155,269)	(28,334)

Net admitted deferred tax asset	$101,847	$108,799	$(6,952)

59

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$705	$705	$-	$(705)	$(705)
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	101,848	-	101,848	108,104	-	108,104	(6,256)	-	(6,256)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	101,848	-	101,848	108,105	-	108,105	(6,257)	-	(6,257)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	316,007	-	-	318,005	-	-	(1,998)
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	183,602	-	183,602	155,259	-	155,259	28,343	-	28,343
Admitted deferred tax asset	$285,450	$-	$285,450	$263,363	$705	$264,068	$22,087	$(705)	$21,382

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2020	2019

Ratio percentage used to determine recovery period and
threshold limitation amount (risk-based capital (“RBC”) reporting entity)	965%	951%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$2,106,715	$2,120,036

60

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets (“DTAs”) as of December 31, 2020. The impact of tax planning strategies is shown in the following table:

	December 31, 2020
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$295,566	$-
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	285,450	-
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	18.5%	0.0%

The impact of tax planning strategies as of December 31, 2019 is shown in the following table:

	December 31, 2019
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$263,364	$705
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	263,364	705
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	18.3%	0.0%

The Company’s tax planning strategies did not include the use of reinsurance.

CARES Act

The CARES Act includes several significant income tax provisions including providing for a five-year carryback of certain net operating losses, suspending the limitation on net operating losses which can be used to offset income, and increasing the limitation on interest deductions. As a result of the five-year carryback provision, the Company recorded an additional income tax benefit of $45,106 for the year ended December 31, 2020.

Other Tax Items

As of December 31, 2020, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2020, 2019, and 2018 of $0, $31,105, and $14,923, respectively, are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

61

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2020	2019

Balance at January 1	$8,293	$8,131
Additions based on tax positions related to the current year	58	138
Additions for prior years' tax position	-	24
Reductions for prior years' tax position	(80)	-
Reductions for settlements	(451)	-
Reductions for expiration of statutes	(1,074)	-

Balance at December 31	$6,746	$8,293

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2020 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the consolidated statutory basis statements of operations. During the years ended December 31, 2020, 2019 and 2018, the Company recognized a decrease of $611 and increases of $1,578 and $637, respectively, in interest and penalties. The Company had accrued $5,091 and $5,702 for the payment of interest and penalties at December 31, 2020 and 2019, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC. The Company also files income tax returns in various states and foreign jurisdictions. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2014. Income tax liabilities have settled with the U.S. federal taxing authority (“IRS”) for tax year 2015, and the statute of limitations is closed. Amended refund claims filed for tax years 2010 and 2012 are currently under examination as part of the Joint Committee on Taxation approval process.

Note 6: Related Party Transactions

In the normal course of business, the Company has various lending and other transactions with related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly.

62

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Significant amounts due to/from affiliates are shown in the following table:

	2020	2019

Due to the Company:
CUMIS	$18,145	$17,844
CUNA Mutual Management Services, LLC ("CMMS")	9,505	9,467
CBSI	16,313	12,631
CMFG Life Separate Account	7,564	-
CUNA Caribbean Insurance OECS Limited	1,266	-
CMIA	8,107	10,923
CMFG Ventures, LLC	12,364	526
CPI	2,047	500
CUMIS Specialty Insurance Company	3,403	-
CMIC	2,909	-
TruStage Insurance Agency, LLC	-	9,780
Compliance Systems	-	26,733
CUNA Mutual AdvantEdge Analytics, LLC	6,723	5,184
SafetyNet, LLC	-	2,960
All other affiliates	1,303	6,007

Total	$89,649	$102,555

Due from the Company:
CUMIS VT	$41,081	$40,601
CMIC	-	4,281
MCA	14,980	18,200
TruStage Insurance Agency, LLC	5,582	-
Compliance Systems	2,138
SafetyNet, LLC	585	-
CMG Student Lending Services, LLC	-	640
All other affiliates	424	3,696

Total	$64,790	$67,418

CMFG Life allocated expenses of $680,539, $665,632, and $652,060 to its subsidiaries in 2020, 2019, and 2018, respectively.

MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded MCA investment management fees totaling $19,830, $19,269 and $18,934 in 2020, 2019, and 2018. Subsidiaries of the Company recorded MCA investment management fees of $11,830, $10,709 and $9,171 in 2020, 2019 and 2018, respectively.

63

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Significant capital contributions and dividends to and dividends from affiliates are shown in the following table:

	2020	2019	2018

Dividends paid from CMFG Life to:
TruStage	$38,000	$26,000	$42,000

Total	$38,000	$26,000	$42,000

Capital contributions from CMFG Life to:
CMIC	$8,000	$-	$64,806
MCA Fund I	-	-	31,831
CUNA Mutual AdvantEdge Analytics, LLC	20,000	25,000	50,000
CMMS	103,000	30,000	40,000
CUNA Mutual Global Holdings, Inc	-	1,050	-

Total	$131,000	$56,050	$186,637

Dividends paid to CMFG Life from:
CMIC	$90,000	$77,000	$97,000
CUNA Mutual Global Holdings, Inc	-	18,605	-

Total	$90,000	$95,605	$97,000

Capital contributions to CMFG Life from:
TruStage	$8,000	$-	$-
Total	$8,000	$-	$-

MEMBERS Life paid no dividends in 2020, 2019 or 2018.

Pursuant to intercompany agreements used for cash management, CMFG Life periodically borrows from or lends to affiliates.

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its registered annuity products and recorded a commission expense for this service of $39,131, $36,662 and $32,513 in 2020, 2019, and 2018, respectively, which is included in insurance taxes, licenses, fees and commissions.

On October 28, 2020, MCA Funds Holding Company LLC (“MCA Funds Holding”) contributed its limited partnership interests in MCA Fund III LP to MCA III Holding LLC (“MCA III Holding”) in exchange for cash of $195,518, a demand note of $211,020 and collateralized note obligations of $202,200 that in turn MCA Funds Holding distributed to CMFG Life for its interest in MCA Funds Holding. The demand note issued by CMFG Life was forgiven and CMFG Life became the parent to MCA III Holding. CMFG Life holds the collateralized note obligations issued of $202,200 with accrued interest of $1,145 at December 31, 2020.

64

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

MEMBERS Life cedes 100% of its business to CMFG Life and receives a ceding commission from CMFG Life equal to 100% of actual expenses incurred for this business. These agreements are eliminated in the consolidated financial statements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2020, 2019, and 2018.

	2020	2019	2018

Premiums earned:
Direct	$4,781,745	$3,998,164	$3,502,905
Assumed from affiliates	1,743	526	635
Assumed from non-affiliates	-	-	120
Ceded to non-affiliates	(58,838)	(10,148)	(10,461)

Premiums earned, net of reinsurance	$4,724,650	$3,988,542	$3,493,199

Benefits and surrender expenses:
Direct	$2,736,731	$2,462,187	$2,544,620
Assumed from non-affiliates	-	-	30
Ceded to non-affiliates	(10,240)	(10,588)	(8,235)

Benefits and surrender expenses, net of reinsurance	$2,726,491	$2,451,599	$2,536,415

Increase in policy reserves:
Direct	$966,832	$656,753	$302,763
Ceded to non-affiliates	(53,644)	(3,746)	(7,194)

Increase in policy reserves, net of reinsurance	$913,188	$653,007	$295,569

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $254,463 and $200,500 in 2020 and 2019, respectively.

65

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 8: Liability for Claim Reserves

Activity in the liability for life and accident and health claim reserves, including an allowance for the cost of investigating and settling losses, which is included in the liabilities for policy reserves and policy and contract claims, is summarized as follows:

	2020		2019
	Life Insurance	Accident and Health Insurance	Life Insurance	Accident and Health Insurance

Balance as of January 1	$71,428	$357,772	$54,237	$359,531
Less experience refunds liability	16,660	-	18,142	-
Less reinsurance recoverables	413	16,069	227	13,771
Net balance as of January 1	54,355	341,703	35,868	345,760
Incurred, net of reinsurance
recoverable and experience refunds, related to:
Current year	449,463	213,192	369,112	227,784
Prior years	(13,663)	(9,039)	3,452	(2,282)
Total incurred	435,800	204,153	372,564	225,502
Paid, net of reinsurance
recoverable and experience refunds, related to:
Current year	391,853	90,522	317,436	93,341
Prior years	27,608	133,729	36,641	136,218
Total paid	419,461	224,251	354,077	229,559
Net balance at December 31	70,694	321,608	54,355	341,703
Plus experience refunds liability	15,219	-	16,660	-
Plus reinsurance recoverables	415	16,939	413	16,069
Balance at December 31	$86,328	$338,547	$71,428	$357,772

For life products, the decrease in prior years incurred loss is due to last year’s accrual for paid claims being much larger than what was actually paid. The 2019 increase in prior year incurred losses primarily relates to negative development driven from large universal life and variable universal life claims. For accident and health products, the 2020 decrease in prior year incurred losses primarily relates to favorable development on credit disability driven by fewer reported losses than expected. The smaller 2019 decrease in prior year incurred losses comes again from a large decrease in credit disability but this time partially offset by a large increase in group accident and health which had unfavorable reserve development.

66

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2020, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$223,196	$5,050,170	$-	$5,273,366	64.1%
At book value less surrender
charge of 5% or more	162,845	-	-	162,845	2.0%
At fair value	-	-	801,275	801,275	9.7%

Total with adjustment or
at fair value	386,041	5,050,170	801,275	6,237,486	75.8%
At book value with minimal or
no charge adjustment	1,148,565	59,534	-	1,208,099	14.7%
Not subject to
discretionary withdrawal	779,177	-	4,134	783,311	9.5%

Gross annuity reserves and
deposit liabilities	2,313,783	5,109,704	805,409	8,228,896	100.0%
Reinsurance ceded	49,539	-	-	49,539

Total net annuity reserves
and deposit liabilities	$2,264,244	$5,109,704	$805,409	$8,179,357

67

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,639,184	$-	$-	$2,639,184	50.4%
At book value less surrender
charge of 5% or more	-	-	-	-
At fair value	-	-	1,080,605	1,080,605	20.6%

Total with adjustment or
at fair value	2,639,184	-	1,080,605	3,719,789	71.0%
At book value with minimal or
no charge adjustment	36,280	-	-	36,280	0.7%
Not subject to
discretionary withdrawal	1,480,657	-	-	1,480,657	28.3%

Gross annuity reserves and
deposit liabilities	4,156,121	-	1,080,605	5,236,726	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$4,156,121	$-	$1,080,605	$5,236,726

68

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or
at fair value	-	-	-	-	0.0%
At book value with minimal or
no charge adjustment	248,571	-	-	248,571	22.1%
Not subject to
discretionary withdrawal	528,426	-	350,122	878,548	77.9%

Gross annuity reserves and
deposit liabilities	776,997	-	350,122	1,127,119	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves
and deposit liabilities	$776,997	$-	$350,122	$1,127,119

69

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2019, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$215,577	$4,076,412	$-	$4,291,989	58.7%
At book value less surrender
charge of 5% or more	175,579	-	-	175,579	2.4%
At fair value	-	-	870,932	870,932	11.9%

Total with adjustment or
at fair value	391,156	4,076,412	870,932	5,338,500	73.1%
At book value with minimal or
no charge adjustment	1,196,508	-	-	1,196,508	16.4%
Not subject to
discretionary withdrawal	766,963	-	4,454	771,417	10.6%

Gross annuity reserves and
deposit liabilities	2,354,627	4,076,412	875,386	7,306,425	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$2,354,627	$4,076,412	$875,386	$7,306,425

70

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,211,652	$-	$-	$2,211,652	51.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	1,016,846	1,016,846	23.5%

Total with adjustment or
at fair value	2,211,652	-	1,016,846	3,228,498	74.5%
At book value with minimal or
no charge adjustment	90,854	-	-	90,854	2.1%
Not subject to
discretionary withdrawal	1,015,484	-	-	1,015,484	23.4%

Gross annuity reserves and
deposit liabilities	3,317,990	-	1,016,846	4,334,836	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$3,317,990	$-	$1,016,846	$4,334,836

71

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or
at fair value	-	-	-	-	0.0%
At book value with minimal or
no charge adjustment	253,856	-	-	253,856	33.4%
Not subject to
discretionary withdrawal	505,255	-	-	505,255	66.6%

Gross annuity reserves and
deposit liabilities	759,111	-	-	759,111	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$759,111	$-	$-	$759,111

The following table shows policy liabilities associated with the Company’s annuity products:

	2020	2019

Annuities	$6,139,228	$5,385,457
Supplementary contracts with life contingencies	281,137	287,161
Deposit-type contracts	776,997	759,111
Annuity reserves from the separate accounts	6,991,584	5,964,111
Supplementary contracts with life contingencies from the separate accounts	4,134	4,454

Total annuity reserves	$14,193,080	$12,400,294

72

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2020:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$-	$7,561	$15,816	$-	$-	$-
Universal life	317,787	317,648	320,376	-	-	-
Other permanent cash value life insurance	-	1,882,056	2,207,991	-	-	-
Variable universal life	35,239	35,236	35,334	217,151	217,131	217,128
Miscellaneous reserves	-	1,398	1,398	-	-	-

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	-	-	263,537	-	-	-
Accidental death benefits	-	-	3,481	-	-	-
Disability - active lives	-	-	2,825	-	-	-
Disability - disabled lives	-	-	16,744	-	-	-
Miscellaneous reserves	-	-	8,900	-	-	-
Gross reserves before reinsurance	353,026	2,243,899	2,876,402	217,151	217,131	217,128
Ceded reinsurance	-	-	26,019	-	-	-
Net reserves	$353,026	$2,243,899	$2,850,383	$217,151	$217,131	$217,128

73

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2019:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$-	$7,682	$17,580	$-	$-	$-
Universal life	331,270	331,124	333,872	-	-	-
Other permanent cash value
life insurance	-	1,796,826	2,073,373	-	-	-
Variable universal life	33,586	33,583	33,728	222,746	222,745	222,746
Miscellaneous reserves	-	1,186	1,186	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	-	-	251,268	-	-	-
Accidental death benefits	-	-	3,352	-	-	-
Disability - active lives	-	-	3,004	-	-	-
Disability - disabled lives	-	-	17,960	-	-	-
Miscellaneous reserves	-	-	10,724	-	-	-
Gross reserves before reinsurance	364,856	2,170,401	2,746,047	222,746	222,745	222,746
Ceded reinsurance	-	-	31,449	-	-	-
Net reserves	$364,856	$2,170,401	$2,714,598	$222,746	$222,745	$222,746

74

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table shows policy liabilities associated with the Company’s life products:

	2020	2019

Life	$2,818,432	$2,678,372
Accidental death benefits	3,481	3,352
Disability - active lives	2,825	3,004
Disability - disabled lives	16,745	17,960
Miscellaneous	8,900	11,910
Life reserves from the separate accounts	217,128	222,746

Total life insurance reserves	$3,067,511	$2,937,344

Note 10: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2020 and 2019, CMFG Life’s and MEMBERS Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

CMFG Life and its downstream insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay $250,239 in stockholder dividends in 2021 without the approval of the Insurance Department. MEMBERS Life could pay $4,070 in stockholder dividends in 2021 without the approval of the Insurance Department. CMFG Life has two indirect wholly-owned insurance subsidiaries that could pay an aggregate of $116,928 in stockholder dividends in 2021 without regulatory approval. CMFG Life has two other insurance subsidiaries for which all dividends require regulatory approval.

Note 11: Notes and Interest Payable

The following table provides the details of the Company’s notes and interest payable at December 31:

	2020	2019
Federal Home Loan Bank borrowings	$345,036	$330,133
Total notes and interest payable	$345,036	$330,133

75

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

CMFG Life Insurance Company – Funding Agreements – Federal Home Loan Bank

The Company issues variable interest rate funding agreements to the FHLB in the general account. Variable interest on the variable interest rate agreements is calculated daily at floating rates that range from 0.4% to 2.3% in 2020, 2.1% to 3.2% in 2019 and 1.5% to 3.1% in 2018. The original maturities of the agreements range from four to seven years. Recognized liabilities, included in liability for deposit-type contracts in the consolidated statutory statement of admitted assets, liabilities and capital and surplus, are matched to specific assets so that the liabilities and assets are aligned. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

The Company issues both fixed and variable interest rate funding agreements in the separate accounts. Fixed interest rates on borrowings ranged from 0.6% to 1.0% with original maturities ranging from three to five years in 2020. Variable interest on borrowings was calculated daily at floating rates that ranged from 0.4% to 2.3% in 2020 and 2.1% to 2.9% in 2019. The original maturities of the agreements range from four to seven years. The separate account invests in assets that match the duration and interest rate characteristics of the recognized liability, which is included in the liability for deposit-type contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

CMFG Life Insurance Company – Borrowings – Federal Home Loan Bank

CMFG Life has borrowing capacity as a result of contractual arrangements with the FHLB as evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that CMFG Life is entitled to borrow from the FHLB if it purchases FHLB restricted stock and provides securities as collateral for such borrowings. The Company must hold FHLB membership stock equal to 0.12% of the Company’s total assets, with an overall limitation of $10,000. The Company must also hold activity stock of 4% of the amount of outstanding advances. Interest on borrowings was calculated daily at floating rates that ranged from 0.28% to 1.85% in 2020, 1.72% to 2.76% in 2019, and 1.49% to 2.63% in 2018. Interest expense was $1,906 and $2,857 for years ended December 31, 2020 and 2019. All borrowings were short-term in nature with maturity dates less than 90 days. Payments were due on the borrowings at various dates through 2020 with options of renewal available.

TruStage –Credit Agreement – Wells Fargo Bank

In November 2019, TruStage, CMFG Life, CUMIS and CMIC entered into a $400,000 five-year unsecured revolving credit agreement with Wells Fargo Bank, National Association and other lenders. The agreement matures in November 2024 and replaces the $250,000 facility entered into in June 2015. The facility has an unused fee assessed at 0.15% on the unused principal at December 31, 2020. Interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.125% to 1.625% based on TruStage, Inc.’s debt to capital ratio. TruStage is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory RCB ratios. TruStage, CMFG Life and CUMIS were in compliance with these covenants at December 31, 2020. As of December 31, 2020, there were no outstanding borrowings under the facility and accordingly, the entire $400,000 facility was available for general corporate purposes. As of December 31, 2019, there were no outstanding borrowings under the former facility.

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CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Federal Home Loan Bank Information

The FHLB stock owned, borrowing capacity, collateral pledged, aggregate borrowing and reserves for the line of credit and funding agreements were as follows:

	2020	2019

Membership class B stock - nonredeemable	$10,000	$10,000
Activity stock	45,800	37,200
Total stock	$55,800	$47,200

Estimated borrowing capacity	$1,145,000	$930,000
Collateral pledged as of reporting date:
Carrying value - general account	$1,142,942	$953,119
Carrying value - separate account	355,822	197,131
Fair value - general account	1,231,004	953,119
Fair value - separate account	385,683	197,131
Maximum pledged during the reporting period:
Carrying value - general account	1,194,036	934,684
Carrying value - separate account	359,743	192,873
Fair value - general account	1,311,641	953,119
Fair value - separate account	392,028	197,131

Borrowing at time of maximum collateral - general account	$725,000	$755,000
Borrowing at time of maximum collateral - separate account	350,000	175,000
Maximum borrowing during reporting period - general account	950,000	755,000
Maximum borrowing during reporting period - separate account	350,000	175,000
Borrowing as of reporting date - general account	$345,000	$330,000
Funding agreements issued - general account	450,000	425,000
Total borrowings/funding agreements issued - general account	$795,000	$755,000
Borrowing as of reporting date - separate account	$-	$-
Funding agreements issued - separate account	350,000	175,000
Total borrowings/funding agreements issued - separate account	$350,000	$175,000
Funding agreements issued - general account	$450,000	$425,000
Funding agreements issued - separate account	350,000	175,000
Funding agreements issued - total	$800,000	$600,000
Funding agreement reserves - general account	$450,357	$426,548
Funding agreement reserves - separate account	350,122	175,337
Funding agreement reserves - total	$800,479	$601,885

77

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 12: Surplus Notes

The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. The first principal payment was made in July 2020. The Company will continue to make principal payments every July until 2030, and scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. Interest, at 8.5%, on the notes is payable semi-annually. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory RBC ratio and minimum total adjusted statutory capital level. At December 31, 2020, CMFG Life was in compliance with these covenants.

CMFG Life incurred and paid interest of $7,225 in 2020, 2019 and 2018. CMFG Life paid principal of $7,727 in 2020. Additionally, the balance of the notes was $77,273 and $85,000 at December 31, 2020 and 2019, respectively.

Note 13: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2020	2019

Limited partnerships	$3,910	$4,256
Investment in affiliated limited liability companies	1,109,633	922,729
LIHTC investments	57,403	126,003
Mortgage loans	24,000	14,550
Private placement bonds	23,250	45,446

Total investment commitments	$1,218,196	$1,112,984

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

78

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company has the following future minimum operating lease payments as of December 31, 2020.

Future Minimum
Operating
Lease Payments

2021	$1,624
2022	1,120
2023	551
2024	239
2025	136
2026	139
Thereafter	449

Total future minimum lease payments	$4,258

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $1,695, $3,530, and $5,472 in 2020, 2019 and 2018, respectively.

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2020 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $827 and $1,071 at December 31, 2020 and 2019, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $572 and $778 as of December 31, 2020 and 2019, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

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CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2020	2019

Creditable guaranty fund assessments paid	$3,560	$4,383
Creditable guaranty fund assessments accrued	778	2,363
Balance as of January 1	4,338	6,746

Decreases:
Premium tax offset applied	740	913
Accrued assessments	206	1,585

Total decreases	946	2,498

Increases:
Creditable guaranty fund assessments paid	364	90

Total increases	364	90

Creditable guaranty fund assessments paid	3,184	3,560
Creditable guaranty fund assessments accrued	572	778
Balance as of December 31	$3,756	$4,338

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated statutory basis financial statements of the Company.

80

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

The Company has no ongoing obligation to the qualified pension plans in which its employees participate which are sponsored by its parent but contributes to the annual cost. The Company recorded general expenses for these plans of $0, $10,000, and $61,900 in 2020, 2019 and 2018, respectively.

The Company also maintains non-qualified defined benefit plans for certain employees and directors, as well as postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Retirement medical subsidies were eliminated January 1, 2016 for future retirees who do not meet certain age, years of service and/or employment status criteria. This was pursuant to the amendments to a collective bargaining agreement with represented employees.

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019

Reconciliation of benefit obligations:
Obligations at January 1	$43,494	$42,417	$75,478	$65,277

Service cost	678	845	1,691	1,260
Interest cost	1,637	2,020	2,873	3,063
Actuarial loss (gain)	3,258	845	12,768	8,473
Benefit payments	(2,548)	(2,633)	(2,124)	(2,595)

Total benefit obligations at December 31	$46,519	$43,494	$90,686	$75,478

81

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following tables provide information with respect to the fair value of assets for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019
Reconciliation of fair value of plan assets:

Fair value of plan assets at January 1	$-	$-	$-	$-
Employer contributions	2,548	2,633	2,124	2,595
Benefit payments	(2,548)	(2,633)	(2,124)	(2,595)
Fair value of plan assets at December 31	$-	$-	$-	$-

The following tables provide information with respect to the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019

Funded status at December 31	$(46,519)	$(43,494)	$(90,686)	$(75,478)
Accrued benefit asset (liability)	$(46,519)	$(43,494)	$(90,686)	$(75,478)

The following table provides information about pension benefits and other postretirement benefits for the plans for the years ended December 31:

	Pension benefits		Other postretirement benefits
	2020	2019	2020	2019
Net prior service costs (benefit)	$70	$41	$(327)	$(512)
Net actuarial (gain) loss	14,655	12,160	12,204	(564)
Balance at end of year	$14,725	$12,201	$11,877	$(1,076)

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2021 for the non-qualified pension plans are $993 and $77, respectively. The estimated net actuarial gain and prior service cost that will be amortized for the other postretirement benefit plans are $326 and $(185), respectively.

The accumulated benefit obligation (“ABO”) represents the actuarial net present value of estimated future benefit obligations. The ABO for pension plans was $44,637 and $41,298 at December 31, 2020 and 2019, respectively.

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CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2020	2019	2018	2020	2019	2018

Service cost	$678	$845	$740	$1,691	$1,260	$1,345
Interest cost	1,637	2,020	1,599	2,873	3,063	2,885
Amortization of prior service cost	640	7	706	(185)	(39)	3,277
Amortization of net unrecognized
(gain) loss	111	706	125	-	-	-
Net periodic benefit cost	$3,066	$3,578	$3,170	$4,379	$4,284	$7,507

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019
Weighted average assumptions
at December 31 for benefit cost:
Discount rate	3.8%	4.7%	3.9%	4.8%
Rate of compensation increase	4.3%	4.3%	4.3%	4.5%

Weighted average assumptions
at December 31 for obligation:
Discount rate	2.7%	3.9%	2.9%	3.9%
Rate of compensation increase	4.3%	4.3%	4.3%	4.5%

For measurement purposes, a 5.7% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 3.7% for 2074 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (decrease) the accumulated other postretirement benefit obligation as of December 31, 2020 by $1,990 or ($1,803) and the annual net periodic other postretirement benefit cost for the year then ended by $85 or ($78).

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CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

The Company anticipates remitting $10,000 in 2021 to TruStage for TruStage’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For the remaining pension plans and other postretirement benefits, the employer contributions will be equivalent to the estimated 2021 benefits.

		Other
		Postretirement
		Benefits
	Pension	Including
	Benefits	Subsidy

Estimated future benefit payments:
2021	$2,536	$2,356
2022	2,586	3,021
2023	2,638	3,655
2024	2,648	4,012
2025	2,622	4,380
2026-2030	13,376	21,470

Defined Contribution Plans

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company’s contributions for the years ended December 31, 2020, 2019, and 2018 were $19,913, $18,300, and $17,487, respectively.

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2020	2019

Total nonadmitted assets deducted from surplus	$154,220	$149,456

Asset valuation reserve	$(576,750)	$(594,483)
Unrealized capital gains (losses)	165,797	-

Electronic data processing equipment and software comprises the largest portion of the nonadmitted assets.

84

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2020		2019
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$78,826	$17,261	$42,982	$17,825
Ordinary renewal	219,498	168,994	193,372	146,989
Credit life	14,065	14,065	14,765	14,765
Group life	57,655	48,545	61,950	51,982
Accident and health	23,822	23,825	25,382	25,382
Nonadmitted receivables	(38)	(38)	(43)	(43)

Totals	$393,828	$272,652	$338,408	$256,900

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 17: Separate Accounts

Separate accounts represent funds that are invested to support the Company’s obligations under variable annuities, single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index linked deferred annuities and variable universal life policies. The assets of the separate accounts are carried at fair value, with the exception of certain assets for the single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity, which are carried at amortized cost, or the lower of amortized cost or fair value, based on the security’s NAIC designation. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding this prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $52,496 and $56,937 as of December 31, 2020 and 2019, respectively. The general account paid $295, $320, and $247 in 2020, 2019, and 2018, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $3,416, $3,618, and $4,233 in 2020, 2019, and 2018, respectively.

85

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2020		2019

	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Reserves with assets held:
At fair value	$-	$2,103,142	$-	$2,114,978
At amortized cost	5,109,704	-	4,076,413	-

Total	$5,109,704	$2,103,142	$4,076,413	$2,114,978

Reserves with assets subject to
discretionary withdrawal:
At fair value	$-	$2,099,008	$-	$2,110,524
With fair value adjustment	5,109,704	-	4,076,413	-
Not subject to discretionary withdrawal	-	4,134	-	4,454

Total	$5,109,704	$2,103,142	$4,076,413	$2,114,978

The fair value of separate account assets held at amortized cost was $4,758,089 and $3,526,860 at December 31, 2020 and 2019, respectively. The unrealized gain (loss) on the assets held was $323,211, $131,720 and ($69,862) at December 31, 2020, 2019 and 2018, respectively.

The following table shows the premiums and deposits for contracts recorded in the separate accounts for the years ended December 31:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Non-guaranteed premiums, considerations and
deposits received for separate account policies	$1,117,065	$138,930	$937,291	$127,465

Total	$1,117,065	$138,930	$937,291	$127,465

86

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Transfers to separate accounts	$1,117,065	$138,930	$937,291	$127,465
Transfers from separate accounts	(294,407)	(353,972)	(118,198)	(466,365)
Valuation adjustment	(1)	29	-	(107)

Net transfers to (from) separate accounts	$822,657	$(215,013)	$819,093	$(339,007)

Note 18: Reconciliation to 2019 Annual Statement

Subsequent to filing the Company’s 2019 annual statements with the Insurance Department, the Company reclassified its securities lending activity on the consolidated statutory basis statement of cash flows for presentation purposes.

The reconciliation from the 2019 MEMBERS Life and CMFG Life annual statements to the 2019 consolidated statutory basis financial statements is summarized below:

				As reported in
	As reported	As reported	Total per	Consolidated
	in 2019	in 2019	2019 MEMBERS	Statutory
	MEMBERS	CMFG Life	Life and CMFG	Basis
	Life Annual	Annual	Life Annual	Financial
	Statements	Statements	Statements	Statements	Difference

Statutory basis statements of cash flows
Cost of investments acquired
Miscellaneous applications	$-	$25,488	$25,488	$171,495	$146,007
Net cash used in investing activities	$(4,566)	$(1,083,289)	$(1,087,855)	$(1,233,862)	$(146,007)

Cash from financing
and miscellaneous activities
Other cash provided (used)	$3,730	$32,980	$36,710	$182,717	$146,007
Net cash provided by (used in)
financing and miscellaneous
activities	$3,718	$152,515	$156,233	$302,240	$146,007

87

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 19: Subsequent Events

The Company evaluated subsequent events from December 31, 2020 through March 11, 2021, the date the consolidated statutory basis financial statements were available for issuance.

On March 8, 2021, the Company and a wholly-owned subsidiary of its parent, TruStage, entered into a definitive agreement to acquire certain subsidiaries, real estate, and related assets of Assurant, Inc. (“Assurant”) for approximately $1,300,000, including the purchase of 100% of the outstanding stock of American Memorial Life Insurance Company (“AMLIC”), Union Security Insurance Company (“USIC”), and Assurant Life of Canada, which are providers of prepaid funeral insurance and final expense insurance products in the United States and Canada. The acquisition is expected to close in the second half of 2021, subject to applicable regulatory approvals and other customary closing conditions. CMFG Life will acquire AMLIC and USIC for approximately $1,000,000. The purchase price is to be paid in cash at closing, and the Company anticipates that some portion will be paid by a capital infusion from TruStage. The pending acquisition will be accounted for using the statutory purchase method.

88

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Supplemental Schedules December 31, 2020

Supplemental Schedules

89

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2020 (000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	$9,428,194	$30,309	$-		$9,458,503
Common stocks - affiliated	1,190,764	-	(40,700)	A	1,150,064
Common stocks - unaffiliated	97,645	-	-		97,645
Preferred stocks	4,253	-	-		4,253
Mortgage loans	1,981,024	-	-		1,981,024
Real estate occupied by the Company,
at cost less accumulated depreciation	66,205	-	-		66,205
Real estate held for production of income,
at cost less accumulated depreciation	1,484	-	-		1,484
Contract loans	107,766	-	-		107,766
Derivatives	27,830	-	-		27,830
Other invested assets	1,249,405	-	-		1,249,405
Receivables for securities sold	2,947	-	-		2,947
Securities lending assets	387,166	-	-		387,166
Cash, cash equivalents and short-term investments	167,161	26,410	-		193,571

Total cash and invested assets	14,711,844	56,719	(40,700)		14,727,863
Premiums in the course of collection	272,897	-	(245)	C	272,652
Accrued net investment income	83,609	257	-		83,866
Federal income taxes recoverable	191,684	3,278	-		194,962
Net deferred tax asset	101,592	255	-		101,847
Amounts due from reinsurers	8,729	12,718	(19,869)	C	1,578
Electronic data processing equipment -	-	-	-
at cost, less accumulated depreciation	7,163	-	-		7,163
Receivables from affiliates	108,198	223	(18,772)	B	89,649
Other assets	105,143	11	-		105,154
Separate account assets	8,431,350	230,314	-		8,661,664

Total admitted assets	$24,022,209	$303,775	$(79,586)		$24,246,398

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

B.       To consolidate and eliminate affiliated receivables and payables.

C.       To eliminate intercompany reinsurance agreements.

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CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued December 31, 2020 (000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Liabilities:
Policy reserves
Life insurance and annuity contracts	$9,278,969	$-	$-		$9,278,969
Accident and health contracts	937,553	-	-		937,553
Liability for deposit-type contracts	776,997	-	-		776,997
Policy and contract claims	153,562	-	(594)	C	152,968
Dividends payable to policyholders	40,415	-	-		40,415
Advance premium and experience refunds	93,622	-	-		93,622
Reinsurance payable	4,563	7,397	(7,937)	C	4,023
Interest maintenance reserve	27,929	-	-		27,929
Liability for employee retirement plans	250,205	-	-		250,205
Amount held for others	30,705	27	(11,583)	C	19,149
Payable to affiliates	65,233	18,329	(18,772)	B	64,790
Commissions, expenses, taxes,
licenses, and fees accrued	192,876	499	-		193,375
Notes and interest payable	345,036	-	-		345,036
Asset valuation reserve	576,750	-	-		576,750
Derivatives	30,375	-	-		30,375
Payable for securities purchased	4,495	-	-		4,495
Margin liabilities	215,856	-	-		215,856
Other liabilities	9,651	15,925	-		25,576
Payable for securities lending	387,166	-	-		387,166
Transfers to separate accounts	(6,125)	(9,416)	-		(15,541)
Separate account liabilities	8,431,350	230,314	-		8,661,664

Total liabilities	21,847,183	263,075	(38,886)		22,071,372

Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000)	A	7,500
Paid-in capital	70,837	31,153	(31,153)	A	70,837
Surplus notes	77,273	-	-		77,273
Unassigned surplus	2,019,416	4,547	(4,547)	A	2,019,416
Total capital and surplus	2,175,026	40,700	(40,700)		2,175,026
Total liabilities and capital and surplus	$24,022,209	$303,775	$(79,586)		$24,246,398

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate intercompany reinsurance agreements.

91

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Operations Year Ended December 31, 2020 (000s omitted)

		MEMBERS
Statement of Operations	CMFG Life	Life	Eliminations		Consolidated
Income
Premiums and other considerations			`
Life and annuity contracts	$4,124,107	$-	$-		$4,124,107
Accident and health contracts	581,429	-	-		581,429
Supplementary contracts	19,114	-	-		19,114
Net investment income	567,043	1,017	-		568,060
Reinsurance commissions	1,627	103,297	(103,297)	C	1,627
Commission and fee income	68,859	-	-		68,859
Other income (loss)	(25,984)	31,596	-		5,612
Total income	5,336,195	135,910	(103,297)		5,368,808
Benefits and expenses					-
Death and annuity benefits	710,976	-	-		710,976
Disability and accident and health benefits	228,389	-	-		228,389
Interest on deposit-type contracts	23,544	-	-		23,544
Other benefits to policyholders and beneficiaries	1,598	-	-		1,598
Surrender benefits	1,725,843	-	-		1,725,843
Payments on supplementary contracts
with life contingencies, interest and adjustments on
policy or deposit-type contract
funds, and group conversions	36,141	-	-		36,141
Increase in policy reserves-life and annuity contracts
and accident and health insurance	913,188	-	-		913,188
General insurance expenses	719,442	45,029	-		764,471
Insurance taxes, licenses, fees, and commissions	207,972	58,279	(103,297)	C	162,954
Net transfers to (from) separate accounts	575,736	31,908	-		607,644
Total benefits and expenses	5,142,829	135,216	(103,297)		5,174,748

92

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Operations, continued Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Income before dividends to policyholders,
federal income tax expense (benefit) and	193,366	694	-	194,060
net realized capital gains (losses)
Dividends to policyholders	42,151	-	-	42,151
Income before federal income tax expense (benefit)
and net realized capital gains (losses)	151,215	694	-	151,909
Federal income tax expense (benefit)	(99,024)	256	-	(98,768)
Income before net realized capital gains (losses)	250,239	438	-	250,677
Net realized capital gains (losses), excluding gains
transferred to IMR, net of tax expense	(87,421)	(241)	-	(87,662)
Net income	$162,818	$197	$-	$163,015

C.       To eliminate intercompany reinsurance agreements.

93

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Changes in Capital and Surplus Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Capital and surplus at beginning of year	$2,197,648	$39,989	$(39,989)		$2,197,648

Additions (deductions):
Net income	162,818	197	-		163,015
Change in unrealized capital gains, net of tax	(143,161)	-	(711)	A	(143,872)
Change in unrealized foreign exchange
capital gains (losses), net of tax	1,038	-	-		1,038
Change in net deferred income tax	(8,342)	240	-		(8,102)
Change in nonadmitted assets	(4,993)	234	-		(4,759)
Change in asset valuation reserve	17,693	40	-		17,733
Change in employee retirement plans, net of tax	(12,149)	-	-		(12,149)
Dividends to stockholders	(38,000)	-	-		(38,000)
Change in paid in capital	8,000	-	-		8,000
Change in reserve valuation basis	2,201	-	-		2,201
Change in surplus notes	(7,727)	-	-		(7,727)
Net additions (deductions)	(22,622)	711	(711)		(22,622)

Capital and surplus at end of year	$2,175,026	$40,700	$(40,700)		$2,175,026

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

94

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Cash Flows Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated

Cash from operating activities
Premiums and other considerations	$4,670,538	$(7,537)	$-		$4,663,001
Net investment income received	513,296	1,191	-		514,487
Reinsurance commissions	1,121	103,297	(103,297)	C	1,121
Other income	45,100	25,668	-		70,768
Policy and contract benefits and dividends paid	(2,694,713)	187	-		(2,694,526)
Operating expenses paid	(889,308)	(94,087)	103,297	C	(880,098)
Federal income taxes paid	(107,553)	(141)	-		(107,694)
Net transfers (to) from separate accounts	(658,806)	(34,175)	-		(692,981)

Net cash provided by operating activities	879,675	(5,597)	-		874,078

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,212,475	11,864	-		1,224,339
Stocks	116,573	-	-		116,573
Mortgage loans	241,784	-	-		241,784
Other invested assets	172,709	-	-		172,709
Miscellaneous proceeds	14,872	-	-		14,872
Total investment proceeds	1,758,413	11,864	-		1,770,277
Cost of investments acquired
Bonds and notes	1,535,730	7,951	-		1,543,681
Stocks	134,484	-	-		134,484
Mortgage loans	298,626	-	-		298,626
Real estate	14,832	-	-		14,832
Other invested assets	403,492	-	-		403,492
Miscellaneous applications	78,386	-	-		78,386
Total investments acquired	2,465,550	7,951	-		2,473,501
Net increase in contract loans	1,327	-	-		1,327
Net cash used in investing activities	(705,810)	3,913	-		(701,897)

C.       To eliminate intercompany reinsurance agreements.

95

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Cash Flows, continued Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	$21,041	$-	$-	$21,041
Net deposits on deposit-type contracts	(2,755)	(26)	-	(2,781)
Payment of surplus notes	(7,727)			(7,727)
Dividends to stockholders	(38,000)	-	-	(38,000)
Other cash provided (used)	(42,022)	(917)	-	(42,939)
Net cash provided by (used in) financing
and miscellaneous activities	(69,463)	(943)	-	(70,406)
Net change in cash, cash equivalents and
short-term investments	104,402	(2,627)	-	101,775
Cash, cash equivalents and short-term
investments at the beginning of year	62,759	29,037	-	91,796
Cash, cash equivalents and short-term
investments at the end of year	$167,161	$26,410	$-	$193,571

96

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus, continued December 31, 2019 (000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	$8,780,388	$34,412	$-		$8,814,800
Common stocks - affiliated	1,172,535	-	(39,989)	A	1,132,546
Common stocks - unaffiliated	89,616	-	-		89,616
Preferred stocks	4,391	-	-		4,391
Mortgage loans	1,924,182	-	-		1,924,182
Real estate occupied by the Company,
at cost less accumulated depreciation	62,623	-	-		62,623
Real estate held for production of income,
at cost less accumulated depreciation	1,462	-	-		1,462
Contract loans	109,093	-	-		109,093
Derivatives	27,195	-	-		27,195
Other invested assets	1,401,415	-	-		1,401,415
Receivables for securities sold	2,426	-	-		2,426
Securities lending assets	370,263	-	-		370,263
Cash, cash equivalents and short-term investments	62,759	29,037	-		91,796

Total cash and invested assets	14,008,348	63,449	(39,989)		14,031,808
Premiums in the course of collection	257,163	-	(263)	C	256,900
Accrued net investment income	84,845	358	-		85,203
Federal income taxes recoverable	19,199	3,493	-		22,692
Net deferred tax asset	108,129	670	-		108,799
Amounts due from reinsurers	15,583	6,827	(21,497)	C	913
Electronic data processing equipment -	-	-	-		-
at cost, less accumulated depreciation	8,801	-	-		8,801
Receivables from affiliates	106,153	8	(3,606)	B	102,555
Other assets	13,871	13	-		13,884
Separate account assets	6,781,537	169,654	-		6,951,191

Total admitted assets	$21,403,629	$244,472	(65,355)		$21,582,746

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

B.       To consolidate and eliminate affiliated receivables and payables.

C.       To eliminate intercompany reinsurance agreements.

97

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus, continued December 31, 2019 (000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Liabilities:
Policy reserves
Life insurance and annuity contracts	$8,395,842	$-	$-		$8,395,842
Accident and health contracts	909,708	-	-		909,708
Liability for deposit-type contracts	759,111	-	-		759,111
Policy and contract claims	123,433	-	(755)	C	122,678
Dividends payable to policyholders	24,101	-	-		24,101
Advance premium and experience refunds	92,242	-	-		92,242
Reinsurance payable	(1,064)	14,933	(12,927)	C	942
Interest maintenance reserve	26,222	-	-		26,222
Liability for employee retirement plans	223,399	-	-		223,399
Amount held for others	14,073	8	(8,078)	C	6,003
Payable to affiliates	62,398	8,626	(3,606)	B	67,418
Commissions, expenses, taxes,
licenses, and fees accrued	190,655	763	-		191,418
Notes and interest payable	330,133	-	-		330,133
Asset valuation reserve	594,443	40	-		594,483
Derivatives	19,337	-	-		19,337
Payable for securities purchased	2,849	-	-		2,849
Margin liabilities	231,979	-	-		231,979
Other liabilities	6,929	17,608	-		24,537
Payable for securities lending	370,263	-	-		370,263
Transfers to (from) separate accounts	48,391	(7,149)	-		41,242
Separate account liabilities	6,781,537	169,654	-		6,951,191
Total liabilities	19,205,981	204,483	(25,366)		19,385,098
Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000)	A	7,500
Paid-in capital	62,837	31,153	(31,153)	A	62,837
Surplus notes	85,000	-	-		85,000
Unassigned surplus	2,042,311	3,836	(3,836)	A	2,042,311
Total capital and surplus	2,197,648	39,989	(39,989)		2,197,648
Total liabilities and capital and surplus	$21,403,629	$244,472	(65,355)		$21,582,746

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

B.       To consolidate and eliminate affiliated receivables and payables.

C.       To eliminate intercompany reinsurance agreements.

98

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Operations Year Ended December 31, 2019 (000s omitted)

		MEMBERS
Statement of Operations	CMFG Life	Life	Eliminations		Consolidated
Income
Premiums and other considerations
Life and annuity contracts	$3,377,637	$-	$-		$3,377,637
Accident and health contracts	584,284	-	-		584,284
Supplementary contracts	26,621	-	-		26,621
Net investment income	597,535	1,626	-		599,161
Reinsurance commissions	1,231	85,813	(85,813)	C	1,231
Commission and fee income	65,775	38	-		65,813
Other income (loss)	(26,823)	39,864	-		13,041
Total income	4,626,260	127,341	(85,813)		4,667,788
Benefits and expenses					-
Death and annuity benefits	570,562	2	-		570,564
Disability and accident and health benefits	230,012	(2)	-		230,010
Interest on deposit-type contracts	24,055	-	-		24,055
Other benefits to policyholders and beneficiaries	2,394	-	-		2,394
Surrender benefits	1,587,332	-	-		1,587,332
Payments on supplementary contracts
with life contingencies, interest and adjustments on
policy or deposit-type contract
funds, and group conversions	37,244	-	-		37,244
Increase in policy reserves-life and annuity contracts
and accident and health insurance	653,007	-	-		653,007
General insurance expenses	725,555	37,669	-		763,224
Insurance taxes, licenses, fees, and commissions	136,742	48,143	(85,813)	C	99,072
Net transfers to (from) separate accounts	439,768	40,318	-		480,086
Total benefits and expenses	4,406,671	126,130	(85,813)		4,446,988

99

 CMFG LIFE INSURANCE COMPANY and SUBSIDIARY

 Consolidating Statutory Basis Statement of Operations, continued

 Year Ended December 31, 2019

 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Income before dividends to policyholders,
federal income tax expense (benefit) and	219,589	1,211	-	220,800
net realized capital gains (losses)
Dividends to policyholders	25,329	-	-	25,329
Income before federal income tax expense (benefit)
and net realized capital gains (losses)	194,260	1,211	-	195,471
Federal income tax expense (benefit)	(17,958)	(59)	-	(18,017)
Income before net realized capital gains (losses)	212,218	1,270	-	213,488
Net realized capital gains (losses), excluding gains
transferred to IMR, net of tax expense	(7,702)	(20)	-	(7,722)
Net income	$204,516	$1,250	$-	$205,766

C. To eliminate intercompany reinsurance agreements.

100

 CMFG LIFE INSURANCE COMPANY and SUBSIDIARY

 Consolidating Statutory Basis Statements of Changes in Capital and Surplus

 Year Ended December 31, 2019

 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Capital and surplus at the beginning of year	$2,254,820	$39,447	$(39,447)		$2,254,820
Additions (deductions):
Net income	204,516	1,250	-		205,766
Change in unrealized capital (losses), net of tax	(27,138)	-	(543)	A	(27,681)
Change in unrealized foreign exchange
capital gains (losses), net of tax	886	-	-		886
Change in net deferred income tax	(15,140)	209	-		(14,931)
Change in nonadmitted assets	30,748	(897)	-		29,851
Change in asset valuation reserve	(218,453)	(19)	-		(218,472)
Change in employee retirement plans, net of tax	(6,591)	-	-		(6,591)
Dividends to stockholders	(26,000)	-	-		(26,000)
Net additions (deductions)	(57,172)	543	(543)		(57,172)
Capital and surplus at the end of the year	$2,197,648	$39,990	$(39,990)		$2,197,648

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

101

 CMFG LIFE INSURANCE COMPANY and SUBSIDIARY

 Consolidating Statutory Basis Statement of Cash Flows

 Year Ended December 31, 2019

 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Cash from operating activities
Premiums and other considerations	$3,979,495	$7,522	$-	$3,987,017
Net investment income received	603,789	1,568	-	605,357
Reinsurance commissions	1,231	85,813	(85,813)	1,231
Other income	34,445	36,444	-	70,889
Policy and contract benefits and dividends paid	(2,448,023)	(44)	-	(2,448,067)
Operating expenses paid	(842,386)	(83,030)	85,813	(839,603)
Federal income taxes paid	(26,164)	(568)	-	(26,732)
Net transfers (to) from separate accounts	(375,146)	(42,734)	-	(417,880)
Net cash provided by operating activities	927,241	4,971	-	932,212
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,396,932	428	-	1,397,360
Stocks	119,905	-	-	119,905
Mortgage loans	134,470	-	-	134,470
Other invested assets	338,010	-	-	338,010
Net change in receivables from securities sold	72	-	-	72
Miscellaneous proceeds	68,877	-	-	68,877
Total investment proceeds	2,058,266	428	-	2,058,694
Cost of investments acquired
Bonds and notes	2,239,558	4,994	-	2,244,552
Stocks	180,045	-	-	180,045
Mortgage loans	309,504	-	-	309,504
Real estate	7,734	-	-	7,734
Other invested assets	376,093	-	-	376,093
Miscellaneous applications	171,495	-	-	171,495
Total investments acquired	3,284,429	4,994	-	3,289,423
Net increase in contract loans	3,133	-	-	3,133
Net cash used in investing activities	(1,229,296)	(4,566)	-	(1,233,862)

C. To eliminate intercompany reinsurance agreements.

102

 CMFG LIFE INSURANCE COMPANY and SUBSIDIARY

 Consolidating Statutory Basis Statement of Cash Flows, continued

 Year Ended December 31, 2019

 (000s omitted)

	CMFG Life	MEMBERS Life	Eliminations	Consolidated
Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	$72,719	$-	$-	$72,719
Net deposits on deposit-type contracts	72,816	(12)	-	72,804
Dividends to stockholders	(26,000)	-	-	(26,000)
Other cash provided (used)	178,987	3,730	-	182,717
Net cash provided by (used in) financing
and miscellaneous activities	298,522	3,718	-	302,240
Net change in cash, cash equivalents and
short-term investments	(3,534)	4,126	-	592
Cash, cash equivalents and short-term
investments at the beginning of year	66,292	24,912	-	91,204
Cash, cash equivalents and short-term
investments at the end of year	$62,759	$29,037	$-	$91,796

103

 CMFG LIFE INSURANCE COMPANY

 Schedule of Selected Financial Data

 As of and for the Year Ended December 31, 2020

 (000s omitted)

Net investment income earned:
Government bonds	$8,240
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	328,523
Bonds of affiliates	3,018
Preferred stocks (unaffiliated)	153
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	6,894
Common stocks of affiliates	90,000
Mortgage loans	89,469
Real estate	19,002
Premium notes, contract loans and liens	7,512
Cash	385
Cash equivalents	-
Short-term investments	372
Other invested assets	56,472
Derivatives	1,315
Aggregate write-in for net investment income	2,409
Gross net investment income	$613,764

Real estate owned - book value less encumbrances (excluding home office)	$66,205

Mortgage loans - book value:
Farm mortgages	$-
Residential mortgages	-
Commercial mortgages	1,981,024
Total mortgage loans	$1,981,024

Mortgage loans by standing - book value:
Good standing	$1,981,024
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-
Other long-term assets-statement value	1,249,405
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	228,476
Preferred stocks	-
Common stocks	1,190,764

104

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$644,778
Over 1 year through 5 years	2,941,501
Over 5 years through 10 years	3,327,440
Over 10 years through 20 years	1,009,935
Over 20 years	1,486,946
No maturity	19,617
Total by maturity	$9,430,217

Bonds by class - statement value
Class 1	$5,477,433
Class 2	3,349,763
Class 3	525,149
Class 4	57,246
Class 5	20,626
Class 6	-
Total by class	$9,430,217

Total bonds publicly traded	5,357,645
Total bonds privately placed	4,072,572

Preferred stocks - statement value	4,253
Common stocks - market value	97,645
Short-term investments - book value	2,023
Options, caps & floors - statement value	27,311
Options, caps & floors written and in force - statement value (excluding liabilities)	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value (excluding liabilities)	-
Cash	17,506
Cash equivalents	147,632

105

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Life insurance in force:
Industrial
Ordinary	$36,742,541
Credit life	18,516,968
Group life	7,741,122

Amount of accidental death insurance in force under ordinary policies	1,157,580

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	1,445,352
Credit life	13,576
Group life	28

106

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	116,910
Income payable	9,053

Ordinary - involving life contingencies
Income payable	31,120

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	37,535
Deferred - fully paid - account balance	6,391,055
Deferred - not fully paid - account balance	1,158,801

Group
Immediate - amount of income payable	103,908
Fully paid account payable	-
Not fully paid - account balance	3,777,894

Accident and health insurance - premium in force
Ordinary	66,834
Group	289,192
Credit	319,092

Deposit funds and dividends accumulations:
Deposit funds - account balance	$601
Dividend accumulations - account balance	144,248

107

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Claim payments 2020
Group accident and health - year ended December 31
2020	45,457
2019	25,757
2018	1,972
2017	1,222
2016	309
Prior	3,704

Other accident and health
2020	3,187
2019	5,575
2018	3,417
2017	2,233
2016	1,122
Prior	2,217

Other coverages that use developmental methods to calculate claims reserves
2020	35,389
2019	36,786
2018	18,739
2017	13,009
2016	7,530
Prior	10,136

108

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2020
(000s omitted)

Investment income earned:
Government bonds	$240
Other bonds (unaffiliated)	714
Bonds of affiliates	-
Preferred stocks (unaffiliated)	-
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	-
Common stocks of affiliates	-
Mortgage loans	-
Real estate	-
Premium notes, contract loans and liens	-
Collateral loans	-
Cash	116
Cash equivalents	-
Short-term investments	-
Other invested assets	-
Derivative financial instruments	-
Aggregate write-in for investment income	-
Gross investment income	$1,070

Real estate owned - book value less encumbrances	$-

Mortgage loans - book value:
Farm mortgages	-
Residential mortgages	-
Commercial mortgages	-
Total mortgage loans	$-

Mortgage loans by standing - book value:
Good standing	-
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-

Other long-term assets-statement value	-
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	-
Preferred stocks	-
Common stocks	-

109

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$2,865
Over 1 year through 5 years	9,350
Over 5 years through 10 years	9,341
Over 10 years through 20 years	19
Over 20 years	8,734
Total by maturity	$30,309

Bonds by class - statement value
Class 1	$28,315
Class 2	1,994
Class 3	-
Class 4	-
Class 5	-
Class 6	-
Total by class	$30,309

Total bonds publicly traded	$27,315
Total bonds privately placed	2,994

Preferred stocks - statement value	-
Common stocks - market value	-
Short-term investments - book value	-
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value	-
Cash	2,074
Cash equivalents	24,336

110

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Life insurance in force:
Industrial	$-
Ordinary	-
Credit life	-
Group life	-

Amount of accidental death insurance in force under ordinary policies	2,437

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	3,620
Credit life	-
Group life	300

111

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	-
Income payable	-

Ordinary - involving life contingencies
Income payable	-

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-

Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-

Accident and health insurance - premium in force
Ordinary	-
Group	-
Credit	-

Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-

112

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Claim payments 2020
Group accident and health - year ended December 31
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

Other accident and health
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

113

CMFG LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2020 (000s omitted)

	Gross Investment	Admitted Invested Assets Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds:
U.S. governments	$259,548	259,548	1.8%
All other governments	4,138	4,138	0.0%
U.S. states, territories and possessions, etc. guaranteed	25,881	25,881	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	243,922	243,922	1.7%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	632,429	632,429	4.3%
Industrial and miscellaneous	8,014,183	8,014,183	54.5%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	228,476	228,476	1.6%
SVO identified funds	19,617	19,617	0.1%
Unaffiliated bank loans	-	-	0.0%
Total long-term bonds	9,428,194	9,428,194	64.1%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	4,253	4,253	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	4,253	4,253	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (Unaffiliated)	36,129	36,129	0.2%
Industrial and miscellaneous - Other (unaffiliated)	61,516	61,516	0.4%
Parent, subsidiaries and affiliates - Publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates - Other	1,190,764	1,190,764	8.1%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	1,288,409	1,288,409	8.7%
Mortgage loans	1,981,024	1,981,024	13.5%
Real estate	67,689	67,689	0.5%
Cash, cash equivalents and short-term investments	167,161	167,161	1.1%
Contract loans	107,766	107,766	0.7%
Derivatives	27,830	27,830	0.2%
Other invested assets	1,246,667	1,246,667	8.5%
Receivables for securities	2,947	2,947	0.0%
Securities lending	387,166	387,166	2.6%
Other - margin account deposits	2,738	2,738	0.0%
Total invested assets	14,711,844	14,711,844	100.0%

114

MEMBERS LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2020 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds:
U.S. governments	$8,914	8,914	15.7%
All other governments	-	-	0.0%
U.S. states, territories and possessions, etc. guaranteed	-	-	0.0%
U.S. political subdivisions of states, territories, and possessions, guaranteed	-	-	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,494	1,494	2.6%
Industrial and miscellaneous	19,901	19,901	35.1%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
SVO identified funds	-	-	0.0%
Unaffiliated bank loans	-	-	0.0%
Total long-term bonds	30,309	30,309	53.4%
Preferred Stocks:
Industrial and miscellaneous (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	-	-	0.0%
Common Stocks:
Industrial and miscellaneous
Publicly traded (unaffiliated)	-	-	0.0%
Industrial and miscellaneous - Other (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates - Publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates - Other	-	-	0.0%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	-	-	0.0%
Mortgage loans	-	-	0.0%
Real estate	-	-	0.0%
Cash, cash equivalents and short-term investments	26,410	26,410	46.6%
Contract loans	-	-	0.0%
Derivatives	-	-	0.0%
Other invested assets	-	-	0.0%
Receivables for securities	-	-	0.0%
Securities lending	-	-	0.0%
Total invested assets	56,719	56,719	100.0%

115

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories December 31, 2020 (000s omitted)

1. Reporting entity’s total admitted assets, excluding separate account assets.			$15,590,859

2. Ten largest exposures to a single issuer/borrower/investment.
1	2	3	4
			Percentage of Total
Issuer	Description of Exposure	Amount	Admitted Assets
2.01 CUNA Mutual Investment Corporation	Equity	$1,190,764	7.638%
2.02 MCA Funds Holding Company LLC	Equity	597,871	3.835%
2.03 MCA Fund III Holding LLC	Bond/Equity	442,376	2.837%
2.04 MCA Fund II Holding LLC	Bond/Equity	193,261	1.240%
2.05 MCA Fund I Holding LLC	Equity	80,815	0.518%
2.06 UBS Commercial Mortgage Trust	Bond	61,870	0.397%
2.07 FREMF Mortgage Trust	Bond	60,600	0.389%
2.08 FHLB Des Moines	Equity	55,800	0.358%
2.09 Venture Cdo Ltd.	Bond	37,441	0.240%
2.10 Citibank Credit Card Iss Trust	Bond	37,427	0.240%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Bonds	1	2
3.01 NAIC-1	$5,477,433	35.132%
3.02 NAIC-2	3,349,764	21.485%
3.03 NAIC-3	525,149	3.368%
3.04 NAIC-4	57,247	0.367%
3.05 NAIC-5	20,625	0.132%
3.06 NAIC-6	-	0.000%

Preferred Stocks	3	4
3.07 P/RP-1	$-	0.000%
3.08 P/RP-2	4,000	0.026%
3.09 P/RP-3	-	0.000%
3.10 P/RP-4	-	0.000%
3.11 P/RP-5	253	0.002%
3.12 P/RP-6	-	0.000%

4. Assets held in foreign investments:
4.01 Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?
If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.	Yes ☐ No ☒

4.02 Total admitted assets held in foreign investments	$2,073,943	13.302%
4.03 Foreign-currency-denominated investments	105,883	0.679%
4.04 Insurance liabilities denominated in that same foreign currency	-	0.000%

116

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:
	1	2
5.01 Countries rated NAIC-1	$1,977,914	12.686%
5.02 Countries rated NAIC-2	46,877	0.301%
5.03 Countries rated NAIC-3 or below	49,153	0.315%

6. Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:
	1	2
Countries rated NAIC-1:
6.01 Country 1: Cayman Islands	$704,866	4.521%
6.02 Country 2: United Kingdom	317,887	2.039%

Countries rated NAIC-2:
6.03 Country 1: Mexico	$27,083	0.174%
6.04 Country 2: Columbia	8,189	0.053%

Countries rated NAIC-3 or below:
6.05 Country 1: Barbados	$18,610	0.119%
6.06 Country 2: Super-National	15,927	0.102%

7. Aggregate unhedged foreign currency exposure:	1	2
	$3,692	0.024%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
	1	2
8.01 Countries rated NAIC-1	$2,226	0.014%
8.02 Countries rated NAIC-2	-	0.000%
8.03 Countries rated NAIC-3 or below	1,466	0.009%

9. Two largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:
	1	2
Countries rated NAIC-1:
9.01 Country 1: Netherland Antilles	$2,226	0.014%
9.02 Country 2:		0.000%
Countries rated NAIC-2:
9.03 Country 1:	$-	0.000%
9.04 Country 2:	-	0.000%
Countries rated NAIC-3 or below:
9.05 Country 2: Guyana	$1,070	0.007%
9.06 Country 2: Barnados	397	0.003%

117

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

1	2
Issuer	NAIC Rating	3	4
10.01 Venture CDO LTD	1	$37,441	0.240%
10.02 Maranon Loan Funding Ltd.	1	29,500	0.189%
10.03 VOYA CLO LTD	1	26,774	0.172%
10.04 Wind River CLO Limited	1	21,732	0.139%
10.05 HSBC Holdings PLC	1	20,157	0.129%
10.06 Peaks CLO Ltd	1	19,281	0.124%
10.07 Transurban Queensland	2	19,000	0.122%
10.08 Siemens Financieringsmat	1	18,939	0.121%
10.09 Global SC Finance	1	18,610	0.119%
10.10 Shell International	1	18,259	0.117%

11. Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?			Yes ☒ No ☐

If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

12. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?			Yes ☒ No ☐

If response to 12.01 is yes, responses are not provided for the remainder of Interrogatory 12.

118

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01 Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒
If response to 13.01 above is yes, responses are not provided for the remainder of Interrogatory 13.

1	2	3
Name of Issuer
13.02 CUNA Mutual Investment Corporation	$1,190,764	7.638%
13.03 MCA Funds Holding Company LLC	597,871	3.835%
13.04 MCA Fund III Holding LLC	240,373	1.542%
13.05 MCA Fund II Holding LLC	166,688	1.069%
13.06 MCA Fund I Holding LLC	80,815	0.518%
13.07 Federal Home Loan Bank Des Moines	55,800	0.358%
13.08 OWL Rock Capital Corp	29,091	0.187%
13.09 Allstate Corporation	4,000	0.026%
13.10 Vanguard Index Trust	3,769	0.024%
13.11 Schwab Fundamental	3,270	0.021%

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?
Yes ☒ No ☐
If response to 14.01 above is yes, responses are not provided for the remainder of Interrogatory 14.

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?
Yes ☒ No ☐
If response to 15.01 above is yes, responses are not provided for the remainder of Interrogatory 15.

119

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If response to 16.01 above is yes, responses are not provided for the remainder of Interrogatory 16 and Interrogatory 17.						Yes ☐ No ☒

1			2	3
Type (Residential, Commercial, Agricultural)
16.02 Commercial			$30,957	0.199%
16.03 Commercial			30,000	0.192%
16.04 Commercial			30,000	0.192%
16.05 Commercial			26,964	0.173%
16.06 Commercial			25,000	0.160%
16.07 Commercial			23,753	0.152%
16.08 Commercial			22,500	0.144%
16.09 Commercial			18,000	0.115%
16.10 Commercial			17,766	0.114%
16.11 Commercial			17,000	0.109%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
			Loans
16.12 Construction loans			$-	0.000%
16.13 Mortgage loans over 90 days past due			-	0.000%
16.14 Mortgage loans in the process of foreclosure			-	0.000%
16.15 Mortgage loans foreclosed			-	0.000%
16.16 Restructured mortgage loans			-	0.000%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	1	2	3	4	5	6
17.01 above 95%	$-	0.000%	$-	0.000%	$-	0.000%
17.02 91% to 95%	-	0.000%	-	0.000%	-	0.000%
17.03 81% to 90%	17,110	0.110%	-	0.000%	-	0.000%
17.04 71% to 80%	135,095	0.867%	-	0.000%	-	0.000%
17.05 below 70%	1,828,818	11.730%	-	0.000%	-	0.000%

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?
						Yes ☒ No ☐
If response to 18.01 above is yes, responses are not provided for the remainder of Interrogatory 18.

120

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?				Yes ☒ No ☐

20. Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
20.01 Securities lending agreements (do not include assets held as collateral for such transactions)	$432,524	2.774%	$504,025	$422,198	$408,642
20.02 Repurchase agreements	-	0.000%	-	-	-
20.03 Reverse repurchase agreements	387,166	2.483%	396,630	350,008	347,384
20.04 Dollar repurchase agreements	-	0.000%	-	-	-
20.05 Dollar reverse repurchase agreements	-	0.000%	-	-	-

21. Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:
	Owned		Written
	1	2	3	4
21.01 Hedging	$-	0.000%	$-	0.000%
21.02 Income generation	-	0.000%	-	0.000%
21.03 Other	-	0.000%	-	0.000%

22. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:
	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
22.01 Hedging	$4,576	0.029%	$4,328	$4,283	$4,427
22.02 Income generation	-	0.000%	-	-	-
22.03 Replications	-	0.000%	-	-	-
22.04 Other	-	0.000%	-	-	-

23. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:
	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
23.01 Hedging	$-	0.000%	$180	$25,219	$8
23.02 Income generation	-	0.000%	-	-	-
23.03 Replications	-	0.000%	-	-	-
23.04 Other	-	0.000%	-	-	-

121

MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories December 31, 2020 (000s omitted)

1. Reporting entity’s total admitted assets, excluding separate account assets.			$73,461
2. Ten largest exposures to a single issuer/borrower/investment.
1	2	3	4
Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01 Citigroup Commercial Mortgage	Bond	$1,977	2.691%
2.02 Toyota Motor Credit Corp	Bond	1,005	1.368%
2.03 John Deere Capital Corporation	Bond	1,002	1.364%
2.04 Microsoft Corporation	Bond	1,001	1.363%
2.05 National Australia Bank, Ltd.	Bond	1,000	1.361%
2.06 MASS Mutual Global Funding	Bond	998	1.359%
2.07 Blackrock, Inc.	Bond	998	1.359%
2.08 CFIP CLO Ltd.	Bond	998	1.359%
2.09 Automatic Data Processing	Bond	997	1.357%
2.10 Nestle Holdings	Bond	996	1.356%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.
Bonds	1	2
3.01 NAIC-1	$28,315	38.544%
3.02 NAIC-2	1,994	2.714%
3.03 NAIC-3	-	0.000%
3.04 NAIC-4	-	0.000%
3.05 NAIC-5	-	0.000%
3.06 NAIC-6	-	0.000%
Preferred Stocks	3	4
3.07 P/RP-1	$-	0.000%
3.08 P/RP-2	-	0.000%
3.09 P/RP-3	-	0.000%
3.10 P/RP-4	-	0.000%
3.11 P/RP-5	-	0.000%
3.12 P/RP-6	-	0.000%

4. Assets held in foreign investments:
4.01 Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No ☒
If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

4.02 Total admitted assets held in foreign investments	$3,978	5.415%
4.03 Foreign-currency-denominated investments	-	0.000%
4.04 Insurance liabilities denominated in that same foreign currency	-	0.000%

122

MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:
		1	2
5.01 Countries rated NAIC-1		$3,978	5.415%
5.02 Countries rated NAIC-2		-	0.000%
5.03 Countries rated NAIC-3 or below		-	0.000%

6. Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:
		1	2
Countries rated NAIC-1:
6.01 Country 1: Australia		$1,000	1.361%
6.02 Country 2: Cayman Islands		998	1.359%

Countries rated NAIC-2:
6.03 Country 1:		$-	0.000%
6.04 Country 2:		-	0.000%

Countries rated NAIC-3 or below:
6.05 Country 1:		$-	0.000%
6.06 Country 2:		-	0.000%

Questions 7-9 are not applicable.

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:
1	2
Issuer	NAIC Rating	3	4
10.01 National Australia Bank, Ltd.	2	$1,000	1.361%
10.02 CFIP CLO Ltd.	1	998	1.359%
10.03 Rabobank Nederlan	2	994	1.353%
10.04 Lind PLC	1	986	1.342%
10.05		-	0.000%
10.06		-	0.000%
10.07		-	0.000%
10.08		-	0.000%
10.09		-	0.000%
10.10		-	0.000%

Questions 11-23 are not applicable.

123

CMFG LIFE INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2020

1.	CMFG Life has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.

2.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

3.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	CMFG Life has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

5.	CMFG Life cedes an 80% quota share of certain fixed annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

124

MEMBERS LIFE INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2020

1.	MLIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.

2.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

3.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	MLIC has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

5.	MLIC cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

125